                          ----------------------------
                            LOOMIS SAYLES FUNDS(TM)
                          ----------------------------
                           The Power of A Passion.(TM)

                          A FAMILY OF NO-LOAD FUNDS

                                ANNUAL REPORT

                              DECEMBER 31, 1996

                              ONE FINANCIAL CENTER
                          BOSTON, MASSACHUSETTS 02111
                                 (617) 482-2450

                              LOOMIS SAYLES FUNDS

-------------------------------------------------------------------------------
TO OUR SHAREHOLDERS:

  The second half of 1996 wrapped up a fairly decent year for the capital markets. Stock returns were strong and bonds rebounded. Overall, it was a good year.

  Although the United States economy has continued to improve, European markets have not and the Japanese recovery continued amid a lot of worry. Asian markets other than Japan continued to grow at a fairly decent clip although not at the very high rates of the past few years. At present, we see very few signs of producer or consumer price inflation anywhere in the world. Wage inflation has arrived in some areas of the United States economy particularly in the high tech area. However, rising labor rates have not resulted in rising prices due to tremendous productivity improvements in the technology area. Overall, there still seem to be enough people, money and things to keep the economy going at a good pace without inflation.

  The dominant themes for investing continue to be peace and moderate government spending. This appears to be an outstanding environment for the capital markets. As a result, funds continue to flow into the private sector for productive use. Currently, we believe this is an excellent situation for investing.

  What could go wrong?

  Well, first of all, the central banks of the world might tighten. However, this seems to be unlikely except in the United States where we would expect any monetary tightening to be nominal.

  Second, valuation levels of U.S. stocks could adjust downward. This is certainly possible since, on an aggregate basis, U.S. stock valuations seem quite high. However, looking behind the numbers, we believe that the valuation of most stocks in the United States is actually reasonable in view of the environment. It's just the stocks of large cap companies that seem to be quite highly priced. More likely is a drop in mutual fund inflows that may restore some valuation balance to the U.S. stock market.

  Third, unwinding of speculative positions in the bond market could upset things. The popular Yen/Dollar carry trade (i.e. borrow money in Yen and invest in Dollars) has affected yield in the U.S. market. Should the Yen for some reason go up quite a bit this could really upset this trade and cause disruption across the markets.

  Fourth, the high yield market seems to have gone to a speculative extreme but we believe a softening there shouldn't adversely affect the entire market unless it is accompanied by forced liquidation. Currently, the U.S. Treasury market looks cheap relative to the rest of the world and that offers good support. Finally, there may be significant speculation in other markets that could, in unfavorable circumstances, have adverse effects. We've had a very long run of ample liquidity around the world, and there are probably unknown economic forces that could come into play if the situation changed.

  It's good to worry, I suppose. It keeps us on our toes. But I have to come back to the dominant theme of peace and the gradual reduction of the government role in the economy. We believe that this is a very supportive environment for investing. I'll rest there.

  Thank you for being with us this past year.
                            Sincerely,

                        /s/ Daniel J. Fuss

                            Daniel J. Fuss
                            President

February 21, 1997

                              TOTAL RETURN(1) -- (UNAUDITED) LOOMIS SAYLES FUNDS VS LIPPER CATEGORY(2)

                                                                      FROM MODIFIED
                                                                        INCEPTION     LOOMIS SAYLES RANK
                          1 YEAR         3 YEARS         5 YEARS      TO 12/31/96(3)  IN LIPPER CATEGORY         FROM ACTUAL
                          ----------      ----------      ----------      ----------  -------------------         INCEPTION
                      LIPPER  LOOMIS  LIPPER  LOOMIS  LIPPER  LOOMIS  LIPPER  LOOMIS   RANK    PERCENTILE  (LOOMIS SAYLES ONLY)(4)
                      ------  ------  ------  ------  ------  ------  ------  ------  -------  ----------  -----------------------

Growth Fund ......... 19.24   19.86   15.23   14.77   13.04   11.39   13.71   13.27   134/240      56th             14.42
Core Value Fund ..... 20.78   21.16   16.15   17.54   13.87   15.70   13.98   14.27    86/198      43rd             15.21
Small Cap Value
 Fund ............... 20.20   30.35   15.31   16.47   15.10   17.38   16.31   20.59    11/89       12th             20.85
International
 Equity Fund ........ 11.78   18.30    6.98    8.11   10.09   10.69    9.64   10.33    29/64       45th             10.11
Worldwide Fund ......    NA      NA      NA      NA      NA      NA    7.29    8.26    25/75       33rd              9.24
Bond Fund ...........  3.19   10.29    5.85   11.77    8.26   14.29    9.51   14.52     1/29        1st             14.32
High Yield Fund .....    NA      NA      NA      NA      NA      NA    3.56    1.73   165/171      96th              3.05
Global Bond Fund .... 10.40   15.02    5.86    9.17    6.75    8.50    8.16   10.63     3/31       10th             10.51
U.S. Government
 Securities Fund ....  1.72    1.32    4.50    5.33    5.88    8.02    7.21    9.86     1/66        1st              9.86
Municipal Bond Fund .  3.31    3.33    4.14    4.45    6.78    6.80    6.99    7.51    94/236      40th              7.55
Short-Term Bond Fund   4.64    4.68    5.01    5.62     N/A     N/A    5.11    5.59     7/35       20th              5.60
------------
Note: Past performance is not indicative of future performance.
(1) Total return assumes reinvestment of dividends and capital gains distributions. Total return shown for periods of one year or less represents cumulative total return. Total return for periods greater than one year represents average annual total return. Total return shown (other than 1 and 3 year periods for the Growth, Core Value, Small Cap Value and Bond Funds, and
    the 1 year period for the International Equity Fund) reflect the effect of fee waivers and/or expense reimbursements. Absent such fee waivers and/or expense reimbursements, total return would have been lower.
(2) Lipper category total return represents the average total return for all funds in each Fund's corresponding investment category, as determined by Lipper Analytical Services, Inc. Rankings are based on the total return of each fund for the period from its modified inception relative to the total return of all funds in that Fund's corresponding investment category.*
(3) Periods over one year are annualized. Modified inception reflects the nearest Lipper reporting period following actual inception. Lipper performance is reported as of month end. For the Short-Term Bond Fund, modified inception begins in August
    1992, for the Worldwide Fund in May 1996, for the High Yield Fund in September 1996 and for all other Funds in May 1991.
(4) Actual Inception Dates:
                Growth Fund ...........................................................................  May 16, 1991
                Core Value Fund .......................................................................  May 13, 1991
                Small Cap Value Fund ..................................................................  May 13, 1991
                International Equity Fund .............................................................  May 10, 1991
                Worldwide Fund ........................................................................  May  1, 1996
                Bond Fund .............................................................................  May 16, 1991
                High Yield Fund .......................................................................  September 11, 1996
                Global Bond Fund ......................................................................  May 10, 1991
                U.S. Government Securities Fund .......................................................  May 21, 1991
                Municipal Bond Fund ...................................................................  May 29, 1991
                Short-Term Bond Fund ..................................................................  August 3, 1992

*Source: Lipper Analytical Services

                                 STOCK FUNDS
                          LOOMIS SAYLES GROWTH FUND

Cumulative Performance                        May, 1991(a) to December 31, 1996
-------------------------------------------------------------------------------

Average Annual Returns (%) - Period Ended December 31, 1996

-------------------------------------------------------------------------------
                                                                     Since
                                    1 year    3 years    5 years  Inception(a)
Loomis Sayles Growth Fund            19.86     14.77      11.39      13.27
Lipper Average Growth Fund Index(b)  19.24     15.23      13.04      13.71
S&P 500 Index(c)                     22.95     19.65      15.20      15.26
-------------------------------------------------------------------------------

Dates          Loomis         S&P 500        Lipper
-------------------------------------------------------------------------------
1991           10.00          10.00          10.00
                9.29           9.54           9.41
               10.75          10.05          10.20
               11.69          10.89          11.10
1992           10.79          10.62          10.93
               10.29          10.82          10.71
               10.64          11.16          10.99
               12.14          11.72          11.95
1993           12.45          12.23          12.31
               12.78          12.29          12.49
               13.49          12.61          13.09
               13.26          12.90          13.38
1994           12.74          12.41          12.98
               12.25          12.46          12.70
               12.77          13.07          13.32
               12.78          13.07          13.17
1995           13.63          14.34          14.12
               15.18          15.71          15.64
               16.67          16.96          17.06
               16.73          17.98          17.47
1996           17.26          18.94          18.26
               18.76          19.79          18.86
               19.00          20.40          19.40
               20.05          22.10          20.53
-------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Growth Fund is May 16, 1991. Since Lipper and S&P 500 performance data is not available coincident with this date, comparative cumulative performance is presented from May 31, 1991.
(b): Source: Lipper Analytical Services
(c): S&P 500 is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

The Fund's portfolio manager is Jerome A. Castellini.

  Using a bottom-up approach, we look for America's premier companies: dominant well managed concerns whose earnings potential should reward shareholders with above average long term returns. We make a few assumptions about sectors; the Fund's industry allocation is chiefly the result of our stock selection process.

  The U.S. economy was more vigorous than we expected, especially in the first two quarters. Later, a slowdown that we had anticipated began to materialize, as first half growth of over 3% in the nation's Gross Domestic Product had shrunk to less than 2% by the third quarter. The market then grew defensive, favoring larger cap issues for their greater liquidity and lower risk potential. This shift drove the major indices higher, casting relative underperformance across the rest of the marketplace. The Fund benefitted from this blue-chip trend because of its positions in names such as General Electric, Schlumberger, Gillette, Merck and Microsoft, all industry leaders and good examples of our long-standing strategy.

  Performance, also benefitted from our technology holdings, including positions in Cisco Systems, Oracle and Parametric Technology. Strength in financial issues also favored the Fund. These interest-rate sensitive companies did particularly well in the second half of the year as rates began to fall. Meanwhile, our exposure to emerging growth companies hampered performance. Although many of these fast-growing companies continued to grow earnings, their stock prices lagged as market focus skewed to larger, more established names.

                        LOOMIS SAYLES CORE VALUE FUND
                (FORMERLY LOOMIS SAYLES GROWTH & INCOME FUND)

Cumulative Performance                        May, 1991(a) to December 31, 1996
-------------------------------------------------------------------------------

Average Annual Returns (%) - Period Ended December 31, 1996
-------------------------------------------------------------------------------
                                                                     Since
                                    1 year    3 years    5 years  Inception(a)
Loomis Sayles Core Value Fund        21.16     17.54      15.70      14.27
Lipper Average Growth &
  Income Fund(b)                     20.78     16.15      13.87      13.98
S&P 500 Index(c)                     22.95     19.65      15.20      15.26
-------------------------------------------------------------------------------

Dates          Loomis         S&P 500        Lipper
-------------------------------------------------------------------------------
1991           10.00          10.00          10.00
                9.43           9.54           9.54
                9.72          10.05          10.10
               10.16          10.89          10.70
1992           10.46          10.62          10.69
               10.48          10.82          10.82
               10.67          11.16          11.12
               11.59          11.72          11.73
1993           12.18          12.23          12.43
               12.11          12.29          12.59
               12.43          12.61          13.15
               12.97          12.90          13.45
1994           12.78          12.41          13.01
               12.79          12.46          13.08
               13.33          13.07          13.62
               12.85          13.07          13.39
1995           14.21          14.34          14.44
               15.49          15.71          15.63
               16.68          16.96          16.80
               17.38          17.98          17.57
1996           18.24          18.94          18.57
               18.62          19.79          19.05
               19.28          20.40          19.67
               21.06          22.10          21.20
-------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Core Value Fund is May 13, 1991.
     Since Lipper performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Lipper Analytical Services
(c): S&P 500 is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the- Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

The Fund's portfolio manager is Jeffrey W. Wardlow.

  The Core Value Fund had a return of 21.2% for the year as compared with a 20.8% return for the average Growth & Income Fund as calculated by Lipper Analytical*. The Fund's performance was positively impacted by the weighted positions in energy and financial stocks which were the best performing sectors of the market. The Fund also benefitted from the continued consolidation and takeover activity taking place in many industries. Standard Federal Bank, McDonnell Douglas, and ADT Limited each received or agreed to acquisition offers.

  The value approach used in managing the Fund had a somewhat negative influence as large cap growth stocks had another strong year. Growth companies such as Microsoft, Coca Cola and Merck accounted for much of the strength in the broader market averages. This trend was interrupted in the fourth quarter when value stocks outperformed growth stocks. As you have likely noticed, the Fund has changed its name from the Growth & Income Fund to the Core Value Fund. The change is intended to more accurately describe the value strategy and investment approach that the Fund uses.

*Comparative performance data provided by Lipper Analytical Services, Inc. For the one year period, the Loomis Sayles Core Value Fund ranked 227 of 522 funds in the Lipper Growth & Income Fund category.

                      LOOMIS SAYLES SMALL CAP VALUE FUND
                   (FORMERLY LOOMIS SAYLES SMALL CAP FUND)

Cumulative Performance                        May, 1991(a) to December 31, 1996
-------------------------------------------------------------------------------

Average Annual Returns (%) - Period Ended December 31, 1996
-------------------------------------------------------------------------------
                                                                     Since
                                    1 year    3 years    5 years  Inception(a)
Loomis Sayles Small Cap Fund         30.35     16.47      17.38      20.59
Lipper Average Small Company
  Growth Fund Index(b)               20.20     15.31      15.10      16.31
Russell 2000 Index(c)                16.50     13.68      15.64      15.26
-------------------------------------------------------------------------------

Dates          Loomis         S&P 500        Lipper
-------------------------------------------------------------------------------
1991           10.00          10.00          10.00
                9.65           9.52           9.42
               11.21          10.47          10.19
               12.77          11.55          10.77
1992           14.06          11.72          11.58
               12.19          10.75          10.79
               12.26          11.11          11.10
               14.44          12.89          12.76
1993           15.37          13.05          13.30
               15.70          13.44          13.59
               17.72          14.66          14.78
               18.00          15.07          15.16
1994           17.06          14.53          14.76
               16.22          13.74          14.18
               17.06          15.02          15.17
               16.51          15.00          14.89
1995           17.61          15.84          15.57
               18.51          17.31          17.03
               21.08          19.48          18.72
               21.82          19.75          19.12
1996           23.47          20.86          20.10
               25.28          22.52          21.10
               25.90          22.81          21.17
               28.44          22.61          22.28
-------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.

(a): Inception date of the Loomis Sayles Small Cap Value Fund is May 13, 1991. Since Lipper performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Lipper Analytical Services
(c): Russell 2000 Index is comprised of the 2,000 smallest securities in the Russell 3000 Index (a broad market index), representing approximately 7% of the Russell 3000 total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

The Fund's portfolio managers are Jeffrey C. Petherick and Mary C. Champagne.

  1996 ended as another strong year for stocks as the combination of low inflation, slow economic growth and strong earnings growth made for an attractive environment for equities. However for the third year in a row, small cap stocks generally under performed the large cap market. Despite this underperformance, the Small Cap Value Fund was up 30.35%, handily outpacing the Russell 2000 at 16.5% and the S&P 500 at 23.0% and other broader equity benchmarks.*

  It is important to note that the great majority of the outperformance in the portfolio came from stock selection versus sector picks. While our overweighting in energy stocks and our underweighting in technology stocks added value to the portfolio, it was our stock selection in these sectors and others that contributed the most to the strong year. For instance, in two lackluster sectors, health care and technology, our stock picks added significantly to the Fund's total return for the year.

  After the outsized gains in 1995 and 1996, we believe 1997 will prove to be a more challenging year for equities. With this in mind, the portfolio has been positioned with a more defensive posture. Several utilities and REITs have been added to the Fund due to their high dividend yields. We continue to be underweighted in technology and overweighted in energy. While the financial service stocks have been strong in recent years, we believe that valuations are high, making it hard to find attractive stocks. On the other hand, health care stocks, after a dismal showing in 1996, look attractive and we are moving back into this area selectively. Applying our value discipline along with our strong fundamental analysis of companies has allowed us to beat the market over time. Stock selection has proven critical to this challenge and will remain central to our investment process.

*Comparative performance data provided by Lipper Analytical Services, Inc.

                   LOOMIS SAYLES INTERNATIONAL EQUITY FUND

Cumulative Performance                        May, 1991(a) to December 31, 1996
-------------------------------------------------------------------------------

Average Annual Returns (%) - Period Ended December 31, 1996

-------------------------------------------------------------------------------
                                                                     Since
                                            1 year 3 years 5 years Inception(a)
Loomis Sayles International Equity Fund     18.30   8.11   10.69     10.33
Lipper Average International Equity Fund(b) 11.78   6.98   10.09      9.64
MSCI-EAFE(c)                                 6.36   8.64    8.48      8.04
-------------------------------------------------------------------------------

Dates          Loomis         S&P 500        MSCI
-------------------------------------------------------------------------------
1991           10.00          10.00          10.00
                9.51           9.48           9.27
               10.41          10.09          10.06
               10.42          10.23          10.23
1992           10.89          10.02           9.01
               11.27          10.47           9.20
               10.58           9.91           9.34
                9.89           9.79           8.98
1993           10.82          10.63          10.06
               11.05          11.21          11.07
               12.20          12.29          11.81
               13.70          13.62          11.91
1994           13.71          13.48          12.32
               13.49          13.60          12.95
               13.71          14.12          12.97
               13.46          13.52          12.83
1995           13.75          13.19          13.07
               14.84          13.86          13.17
               14.85          14.61          13.72
               14.63          14.88          14.27
1996           15.30          15.53          14.69
               15.80          16.17          14.92
               16.01          16.18          14.90
               17.31          17.02          15.14
-------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.

(a): Inception date of the Loomis Sayles International Equity Fund is May 10, 1991.
     Since Lipper performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Lipper Analytical Services
(c): MSCI-EAFE Index is a capitalization-weighted average of the performance of over 1,000 securities listed on the stock exchanges of 20 countries in Europe, Australia and the Far East. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

The Fund's portfolio manager is Paul H. Drexler.

  The Loomis Sayles International Equity Fund posted a gain of 18.3% in 1996. This compared with a 10.6% rise in the Lipper median and a 6.4% rise in the MSCI-EAFE Index.* This excellent showing was the result of a combination of superior stock picking and our strategy of giving smaller markets significant weightings. Our country selection benefitted from large positions in such small markets as Spain, Portugal, New Zealand and Norway. Our underweighting of Japan, down 15.2% in U.S. dollar terms for the year, also helped us in relation to our peers. The Fund's stock selection outperformed most of the local indices by several percentage points on average.

  Our strategy is to make significant commitments to attractively valued securities and markets, regardless of their index weighting. We do this within the context of a well-diversified overall portfolio. We currently see opportunities in some of the laggard Pacific markets and in the widespread corporate restructuring now taking place in Europe.

*Comparative performance data provided by Lipper Analytical Services, Inc. For the one year period, the Loomis Sayles International Equity Fund ranked 51 of 331 funds in the Lipper International Fund category.

                         LOOMIS SAYLES WORLDWIDE FUND

Cumulative Performance                        May, 1991(a) to December 31, 1996
-------------------------------------------------------------------------------

Average Annual Returns (%) - Period Ended December 31, 1996
-------------------------------------------------------------------------------
                                                                     Since
                                                                  Inception(a)
Loomis Sayles Worldwide Fund                                          8.26
Lipper Average Global Flexible Fund(b)                                7.29
S&P 500 Index(c)                                                     12.10
-------------------------------------------------------------------------------

Dates          Loomis        Lipper         S&P 500
-------------------------------------------------------------------------------
 5/96          10.00         10.00          10.00
 6/96          10.03         10.04          10.04
 9/96          10.25         10.22          10.35
12/96          10.83         10.80          11.21
-------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Worldwide Fund is May 1, 1996.
     Since Lipper performance data is not available coincident with this date, comparative performance is presented from May 31, 1996.
(b): Source: Lipper Analytical Services
(c): S&P 500 is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the- Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

The Fund's portfolio managers are E. John deBeer, Paul H. Drexler, Quentin P. Faulkner and Daniel J. Fuss.

  Since its inception in May of 1996 the Worldwide Fund has enjoyed reasonably good performance against its peer group. This was due largely to superior securities selection, consistent with the Fund's "bottom up" approach to portfolio management. The securities chosen for the domestic bond, foreign bond and foreign equity sectors allowed these sectors to perform well against their respective indices. The U.S. equities chosen had a very slow start, but enjoyed a good fourth quarter.

  Toward the end of the year large cap stocks as measured by the S&P 500 looked fully valued. Our foreign commitments grew somewhat as the year progressed and we moved gradually toward Asia. However, other stock and bond markets outside the U.S. were not necessarily inexpensive across the board. It is therefore important to emphasize that it is our bottom up approach that led us to our foreign allocation.

                                  BOND FUNDS
                           LOOMIS SAYLES BOND FUND

Cumulative Performance                        May, 1991(a) to December 31, 1996
-------------------------------------------------------------------------------

Average Annual Returns (%) - Period Ended December 31, 1996

-------------------------------------------------------------------------------
                                                                     Since
                                            1 year 3 years 5 years Inception(a)
Loomis Sayles Bond Fund                     10.29  11.77   14.29     14.52
Lipper Average BBB Bond Fund(b)              3.19   5.85    8.26      9.51
Lehman Brothers Goverment/Corp. Index(c)     2.90   5.79    7.18      8.46
-------------------------------------------------------------------------------

Dates          Loomis         Lipper        Lehman
-------------------------------------------------------------------------------
1991           10.00          10.00          10.00
                9.85           9.98           9.99
               10.52          10.55          10.56
               10.93          11.14          11.13
1992           11.30          11.02          10.96
               11.84          11.47          11.40
               12.40          12.04          11.96
               12.49          12.04          11.97
1993           13.45          12.76          12.53
               14.16          13.08          12.90
               14.80          13.55          13.33
               15.27          13.58          13.29
1994           15.04          13.13          12.88
               14.61          12.89          12.72
               14.87          12.98          12.78
               14.65          12.96          12.82
1995           15.73          13.58          13.46
               17.41          14.53          14.34
               18.16          14.88          14.61
               19.33          15.58          15.29
1996           19.14          15.26          14.94
               19.45          15.33          15.01
               20.21          15.66          15.27
               21.32          16.23          15.74
-------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Bond Fund is May 16, 1991.
     Since Lipper performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Lipper Analytical Services
(c): Lehman Govt/Corp Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.

The Fund's portfolio manager is Daniel J. Fuss.

  Although many of the factors that drove yields down during 1995's bond rally were still around at the onset of 1996, i.e. a controlled economic recovery, few signs of inflation and strong demand kept rates from flaring significantly higher; the yield on the long Treasury did move higher during the middle of the year before trending lower at year-end. In this new, lower yielding environment, investors searched for extra yield where they could find it and the market favored lower and medium grade corporate securities as well as the issues of a number of improving Latin American credits such as the Brady bonds of Brazil, Mexico and Argentina. As these factors played out, yield spreads versus U.S. Treasuries tightened significantly and these sectors outperformed Treasury bonds.

  In this environment, the Bond Fund performed well. Our long-standing focus on a diversified portfolio focused on medium-grade corporate securities, a limited but significant commitment to lower grade corporates and a willingness to hold selected foreign bonds left us well positioned. As the scenario above played itself out and the yield advantage from taking additional risk in corporate and selected foreign securities shrank, we began to increase our exposure to U.S. government securities. Our temporary buildup in government securities came from our selling out of positions that had performed well and had become candidates to be called by their issuers. We continue to look for attractive places to invest this money but will remain disciplined until that time arrives.

  I don't have any better idea of what the future will bring than the next person. However, the principal risk facing the Fund is reinvestment at lower interest rates so we are staying long and call protected in an attempt to lock in yield advantages over the long haul. Our quality profile is higher than normal because of the yield compression and worries about credit safety in the low grade areas. The Fund continues to focus on issue specific fundamentals where there is good yield advantage, discount and call protection. It is structured with moderate foreign diversification and a relatively high degree of non-market relatedness.

                        LOOMIS SAYLES GLOBAL BOND FUND

Cumulative Performance                        May, 1991(a) to December 31, 1996
-------------------------------------------------------------------------------

Average Annual Returns (%) - Period Ended December 31, 1996
-------------------------------------------------------------------------------
                                                                     Since
                                            1 year 3 years 5 years Inception(a)
Loomis Sayles Global Bond Fund               15.02   9.17    8.50     10.63
Lipper Average General World
 Income Fund(b)                              10.40   5.86    6.75      8.16
Salomon Brothers World Government
 Bond Index(c)                                3.62   8.08    8.58     10.48
-------------------------------------------------------------------------------

Dates          Loomis         Lipper        Salomon
-------------------------------------------------------------------------------
1991           10.00          10.00          10.00
                9.56           9.83           9.90
               10.53          10.45          10.71
               11.69          10.94          11.56
1992           11.11          10.75          11.17
               12.05          11.23          11.92
               11.85          11.36          12.66
               11.79          11.32          12.20
1993           12.36          11.86          12.85
               12.39          12.29          13.22
               13.19          12.72          13.95
               13.51          13.10          13.82
1994           13.01          12.41          13.82
               12.19          12.12          13.91
               12.15          12.26          14.07
               12.33          12.15          14.14
1995           11.97          12.66          15.69
               13.11          13.38          16.52
               13.90          13.44          15.99
               15.28          14.31          16.83
1996           15.40          14.23          16.52
               16.15          14.54          16.58
               16.79          15.10          17.04
               17.57          15.77          17.44
-------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Global Bond Fund is May 10, 1991.
     Since Lipper and Salomon Brothers World Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Lipper Analytical Services
(c): Salomon Brothers World Government Bond Index is a capitalization-weighted index which tracks the performance of 14 government bond markets. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

The Fund's portfolio manager is E. John deBeer.

  During 1996 there were three main factors which favorably affected the Global Bond Fund's performance: the Maastricht Treaty convergence effect, the rise of the dollar, and the strengthening of emerging market bonds.

  In 1996 the financial markets finally accepted the principle that EMU would proceed according to the Maastricht Treaty, so many European bond markets with higher yields (e.g. Ireland, Finland, Italy) converged toward the lower yields of Germany, thereby outperforming the market. We had sizeable positions in these countries. During 1996 the dollar rose against many European currencies, which would have eroded the gains from convergence. However, the portfolio was hedged from the European currencies back into the dollar, this allowed us to hold onto our gains and helped us to outperform versus our mutual fund peers.

  The other major factor aiding performance was the improvement in emerging country bond markets, which had important representations in the portfolio. As Mexico continued its successful recovery from the December 1994 peso crisis, investor confidence in emerging markets once again became strong, causing emerging market bonds to outperform.

                LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

Cumulative Performance                        May, 1991(a) to December 31, 1996
-------------------------------------------------------------------------------

Average Annual Returns (%) - Period Ended December 31, 1996
-------------------------------------------------------------------------------
                                                                     Since
                                            1 year 3 years 5 years Inception
Loomis U.S. Government Securities Fund        1.32   5.33    8.02      9.86
Lipper Average U.S. Government Fund(b)        1.72   4.50    5.88      7.21
Lehman Brothers Government Bond Index(c)      2.77   5.53    6.88      8.17
-------------------------------------------------------------------------------

Dates          Loomis         Lehman         Lipper
-------------------------------------------------------------------------------
1991           10.00          10.00          10.00
                9.97           9.99           9.98
               10.69          10.56          10.54
               11.49          11.12          11.07
1992           11.11          10.93          10.88
               11.59          11.36          11.27
               12.40          11.92          11.72
               12.50          11.93          11.75
1993           13.22          12.46          12.16
               13.83          12.82          12.47
               14.60          13.24          12.77
               14.47          13.20          12.73
1994           13.71          12.80          12.33
               13.33          12.65          12.09
               13.32          12.71          12.11
               13.56          12.75          12.12
1995           14.33          13.35          12.67
               15.37          14.18          13.37
               15.84          14.43          13.61
               16.68          15.09          14.18
1996           15.90          14.75          13.84
               15.91          14.82          13.85
               16.19          15.07          14.07
               16.91          15.51          14.46
-------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.

(a): Inception date of the Loomis Sayles U.S. Government Securities Fund is May 21, 1991. Since Lipper and Lehman Brothers Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Lipper Analytical Services
(c): Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

The Fund's portfolio manager is Kent P. Newmark.

  The Loomis Sayles U.S. Government Securities Fund returned 1.3% in 1996 versus the Lipper Government Fund average of 1.7% and the Lehman Government Index of 2.8%.* Our underperformance was the result of a duration that was about twice the Lipper average for most of the year. This philosophy rewards investors in times of stable or declining interest rates, but generally lags the market in poor bond market years such as 1994 and 1996. Longer term results exceed the Lipper average by a considerable margin as the above chart indicates.

  The Bond market reversed its 1995 course during 1996. Interest rates rose sharply across the board, but the most damage occurred in the long Treasury sector where yields rose nearly 1%. A much stronger than expected economy, which fed speculation that the Federal Reserve would raise interest rates, sent bond prices plummeting for the 1st half of the year and well into July. Benign inflation results, coupled with no action by the Federal Reserve, fueled a bond market rally which produced positive returns in the 2nd half of 1996.

  The use of callable securities such as the Tennessee Valley Authority 8.625% 11/15/2029 kept investment performance within range of the median manager. The use of GNMA pass through mortgages (a sector which performed relatively well last year) as well as some positive market timing decisions, partially but not completely offset the effects of the Fund's portfolio duration of 8-10 years for most of the year. We believe that the Fund is currently positioned to capture any gains should 1997 conform to our expectations for a better bond market during the year.

*Comparative performance data provided by Lipper Analytical Services, Inc. For the one year period, the Loomis Sayles U.S. Government Securities Fund ranked 109 of 170 funds in the Lipper General U.S. Government category.

                      LOOMIS SAYLES MUNICIPAL BOND FUND

Cumulative Performance                        May, 1991(a) to December 31, 1996
-------------------------------------------------------------------------------

Average Annual Returns (%) - Period Ended December 31, 1996

-------------------------------------------------------------------------------
                                                                     Since
                                            1 year 3 years 5 years Inception
Loomis Sayles Mini Bond Fund                 3.33   4.45    6.80      7.51
Lipper Average General Muni Fund(b)          3.31   4.14    6.78      6.99
Lehman Brothers Muni Bond Index(c)           4.43   5.17    7.28      7.84
-------------------------------------------------------------------------------

Dates          Loomis         Lipper         Lehman
-------------------------------------------------------------------------------
1991           10.00          10.00          10.00
               10.01           9.97           9.99
               10.42          10.37          10.38
               10.78          10.73          10.73
1992           10.78          10.74          10.76
               11.24          11.20          11.17
               11.54          11.45          11.46
               11.79          11.68          11.67
1993           12.18          12.15          12.10
               12.62          12.56          12.50
               13.06          12.99          12.92
               13.15          13.13          13.11
1994           12.42          12.41          12.39
               12.58          12.48          12.52
               12.61          12.54          12.61
               12.44          12.34          12.43
1995           13.26          13.22          13.31
               13.50          13.49          13.63
               13.83          13.81          14.02
               14.50          14.48          14.60
1996           14.23          14.22          14.42
               14.28          14.30          14.53
               14.60          14.62          14.86
               14.98          14.95          15.24
-------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.
(a):    Inception date of the Loomis Sayles Municipal Bond Fund is May 29, 1991.

        Since Lipper and Lehman Brothers Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.

(b):    Source: Lipper Analytical Services

(c): Lehman Brothers Municipal Bond Index is computed from prices on approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligations bonds, 27% insured and 13% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

The Fund's portfolio manager is Martha F. Hodgman.

  1996 certainly provided different returns in the fixed income market compared to 1995. For the municipal market, the greatest change was the relationship to taxable bonds. The year started out with long Treasury bonds yielding just under 6% and long municipals at 5.20% equal to 87% of taxable yields as talk of significant tax reform frightened the municipal market. After the presidential primaries it became clear that tax reform was unlikely and municipal price and yield levels returned to more historical relationships. For 1996 overall in the fixed income markets, interest rates rose dramatically through the first six months of the year as economic reports showed greater than anticipated strength, then fell through the fall as that strength appeared to wane. Treasuries ended the year at roughly 6.64%, while long municipals yielded 5.45%, now equal to 82% of taxable yields. Municipal bonds, therefore, provided a better return than corporate bonds: the Lehman Municipal Bond Index return for the year was 4.43%, the Lehman Government/ Corporate index returned only 2.91%.*

  Our strategy for the year was largely related to portfolio structure. We were also fortunate that we did not see the redemptions that affected many national municipal bond funds. During the first six months of 1996, we held relatively more cash for liquidity, to take advantage of dips in prices, and to extend call protection when possible. For the second half, we were more fully invested and trading concentrated on swapping out of smaller holdings and lower coupon, shorter call securities into bonds with either better call protection and/or higher coupons. This strategy was successful and for the year Loomis Sayles Municipal Bond Fund return matched the Lipper General Municipal Bond Fund average of 3.31%.*

*Comparative performance data provided by Lipper Analytical Services, Inc. For the one year period, the Loomis Sayles Municipal Bond Fund ranked 118 of 225 funds in the Lipper General Municipal Bond Fund category.

                      LOOMIS SAYLES SHORT-TERM BOND FUND

Cumulative Performance                       August 1992(a) to December 31, 1996
-------------------------------------------------------------------------------
Average Annual Returns (%)
Period Ended December 31, 1996
                                                                   Since
                                            1 year    3 years    Inception
Loomis Sayles Short-Term Bond Fund           4.68      5.26         5.59
Lipper Average Short-Term Bond Fund(b)       4.64      5.01         5.11
Lehman 1-3 Year Government Index(c)          5.08      5.39         5.12
-------------------------------------------------------------------------------

Dates       Loomis               Lipper                  Lehman
-----     --------               ------                  ------
1992        10.00                 10.00                   10.00
             9.25                 10.03                   10.02
1993        10.26                 10.31                   10.24
            10.40                 10.48                   10.36
            10.55                 10.66                   10.51
            10.66                 10.79                   10.58
1994        10.59                 10.72                   10.52
            10.61                 10.70                   10.53
            10.77                 10.80                   10.64
            10.82                 10.77                   10.63
1995        11.18                 11.07                   10.99
            11.52                 11.44                   11.35
            11.69                 11.61                   11.52
            11.97                 11.90                   11.80
1996        11.98                 11.94                   11.85
            12.08                 12.06                   11.97
            12.27                 12.26                   12.18
            12.53                 12.49                   12.41
-------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.

(a): Inception date of the Loomis Sayles Short-Term Bond Fund is August 3, 1992. Since Lipper performance data is not available coincident with this date, comparative performance is presented from August 31, 1992.

(b):  Source: Lipper Analytical Services

(c): The Lehman Brothers 1-3 Year Gov't Index includes fixed rate debt issues rated investment grade or higher. All issues have at least one year to three years to maturity and an outstanding par value of at least $100 million for U.S. Gov't issues. The Government Bond Index includes issues of the U.S. Gov't or any agency thereof. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

The Fund's portfolio manager is John Hyll.

  1996 was a poor year for the bond market. Yields, as measured by the 30-year U.S. Treasury, rose from a low of 5.95% on December 29, 1995, to a high of 7.19% on July 5, 1996. Yields then declined and finished the year at 6.64% on December 31, 1996. On a more positive note, yield spreads on corporate securities versus U.S. Treasuries tightened significantly throughout the year.

  The Loomis Sayles Short-Term Bond Fund (the Fund) took advantage of the excellent performance of the corporate sector by having 66% of its assets in corporate issuers at year-end 1996. 3% of its assets was invested in mortgage back securities which also performed well during the year. The remaining 31% was invested in U.S. Treasuries and cash. The overall average maturity of the Fund was held at three years, which is the top of its expected average dollar weighted maturity of between one and three years. Due to rising interest rates throughout 1996, positioning the Fund at the top of its expected maturity range was not additive to performance.

  For 1996, the Fund provided a total return of 4.68%. By comparison, the Merrill Lynch 1-3 Year U.S. Treasury Index (the Index) generated a return of 4.98%.* The slight underperformance was due to the longer average maturity of the Fund versus the index. However, the outstanding performance of the corporate sector and our asset selection within that sector allowed the Fund to offset, to some degree, the disadvantage of its longer maturity.

*Comparative performance provided by Lipper Analytical Services, Inc.

                        LOOMIS SAYLES HIGH YIELD FUND

The Fund's portfolio manager is Daniel J. Fuss.

  The High Yield Fund was launched in September of this year, a difficult time to construct a high yield portfolio. Yield spreads versus U.S. Treasury securities and investment grade corporate securities tightened during the year and the high yield market has become very pricey. For the better part of the year, liquidity and a relatively benign economic environment resulted in superior performance and thus, rich valuations just as we were building our portfolio. We dealt with this by seeking sound investment ideas at attractive prices. We reserved a small amount of Fund assets for impending attractive situations. Currently, we find a number of these situations overseas. We believe global flexibility expands our opportunities while adding diversity.

  The high yield market continues to be very pricey and the fundamental quality of new high yield issues is deteriorating. The potential for an economic downturn as well as the risk of liquidity drying up could hurt the high yield market. These things spell potential trouble, and we have proceeded cautiously in building the portfolio.

                          LOOMIS SAYLES GROWTH FUND
-------------------------------------------------------------------------------
INVESTMENTS -- as of December 31, 1996

COMMON STOCKS -- 95.5%
  OF TOTAL NET ASSETS
                                                   Shares       Value (a)
                                                  -------      ----------
AEROSPACE -- 2.3%
  Boeing Co. ....................................   8,400      $   893,550
                                                               -----------
AIRLINES -- 1.1%
  Southwest Airlines Co. ........................  20,200          446,925
                                                               -----------
CHEMICAL -- MAJOR -- 3.4%
  Monsanto Co. ..................................  35,000        1,360,625
                                                               -----------
COMPUTER SOFTWARE & SERVICES -- 7.3%
  HBO & Co. .....................................   9,900          587,813
  Microsoft Corp. (c) ...........................   9,600          793,200
  Oracle Systems Corp. (c) ......................  22,550          941,462
  Parametric Technology Corp. (c) ...............  10,600          544,575
                                                               -----------
                                                                 2,867,050
                                                               -----------
CONSUMER PRODUCTS -- 1.4%
  Gillette Co. ..................................   7,200          559,800
                                                               -----------
ELECTRIC -- 1.6%
  Thermo Electron Corp. .........................  14,900          614,625
                                                               -----------
FINANCIAL SERVICES -- 4.1%
  Charles Schwab Corp. ..........................  16,600          531,200
  MGIC Investment Corp. WIS .....................  14,400        1,094,400
                                                               -----------
                                                                 1,625,600
                                                               -----------
HEALTH CARE -- DRUGS -- 13.8%
  Amgen, Inc. (c) ...............................  16,300          886,312
  Biogen, Inc. (c) ..............................  37,600        1,457,000
  Eli Lilly & Co. ...............................  11,000          803,000
  Merck & Company, Inc. .........................  17,400        1,378,950
  Oncor, Inc. (c) ............................... 175,000          689,063
  Somatogen, Inc. (c) ...........................  22,300          245,300
                                                               -----------
                                                                 5,459,625
                                                               -----------
HEALTH CARE -- SERVICES -- 2.5%
  HealthSouth Rehabilitation (c) ................  25,900        1,000,387
                                                               -----------
HEALTH CARE -- MEDICAL TECHNOLOGY -- 5.6%
  Boston Scientific Corp. (c) ...................  18,500        1,110,000
  Medtronic, Inc. ...............................  15,900        1,081,200
                                                               -----------
                                                                 2,191,200
                                                               -----------
HOTELS & RESTAURANTS -- 4.3%
  Boston Chicken, Inc. (c)                         25,500          914,812
  Starbucks Corp. (c) ...........................  27,000          772,875
                                                               -----------
                                                                 1,687,687
                                                               -----------
INSURANCE -- 4.6%
  American International Group ..................   9,350        1,012,137
  EXEL, Ltd. ....................................  21,300          806,737
                                                               -----------
                                                                 1,818,874
                                                               -----------
LEISURE -- 2.1%
  Eastman Kodak Co. .............................  10,200          818,550
                                                               -----------
OFFICE EQUIPMENT & SUPPLIES -- 9.4%
  Cascade Communications (c) ....................  14,500          799,313
  Cisco Systems (c) .............................  18,900        1,202,512
  Dell Computer Corp. (c) .......................  15,400          818,125
  Qualcomm, Inc. (c) ............................  10,900          434,638
  Tellabs, Inc. (c) .............................  12,400          466,550
                                                               -----------
                                                                 3,721,138
                                                               -----------
OIL -- INDEPENDENT PRODUCERS -- 16.5%
  Abacan Resources Corp. New (c) ................ 130,000        1,129,375
  Anadarko Petroleum Corp. ......................  25,900        1,677,025
  Enron Oil & Gas Co. ...........................  33,600          848,400
  Unit Corp. (c) ................................ 290,800        2,871,650
                                                               -----------
                                                                 6,526,450
                                                               -----------
OIL -- SERVICES -- 9.7%
  Baker Hughes, Inc. ............................  36,400        1,255,800
  Halliburton Co. ...............................  21,400        1,289,350
  Rowan Companies, Inc. (c) .....................  57,000        1,289,625
                                                               -----------
                                                                 3,834,775
                                                               -----------
RETAIL -- SPECIALTY -- 4.3%
  CUC International (c) .........................  45,225        1,074,094
  Petsmart, Inc. (c) ............................  28,900          632,188
                                                               -----------
                                                                 1,706,282
                                                               -----------
TOBACCO -- 1.5%
  Philip Morris Companies, Inc. .................   5,300          596,913
                                                               -----------
  TOTAL COMMON STOCKS
    (Identified Cost $30,903,818) ...............               37,730,056
                                                               -----------

SHORT-TERM INVESTMENT -- 1.0%

  Associates Corp. of North America,
    6.55%, 1/02/97 .............................. 401,226          401,226
                                                               -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $401,226) ..................                  401,226
                                                               -----------
TOTAL INVESTMENTS -- 96.5%
  (Identified Cost $31,305,044) (b) .............               38,131,282
  Cash, Receivables and Other Assets ............                2,083,401
  Liabilities ...................................                 (717,772)
                                                               -----------
TOTAL NET ASSETS -- 100% ........................              $39,496,911
                                                               ===========
(a)  See Note 1A.
(b)  Federal Tax Information:
     At December 31, 1996 the net unrealized appreciation on investments based on cost of $31,340,932 for federal income tax purposes was as follows:

       Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value over
        tax cost ............................................  $ 7,835,844
       Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost over
        value ...............................................   (1,045,494)
                                                               -----------
     Net unrealized appreciation ............................  $ 6,790,350
                                                               ===========

(c)  Non-income producing security.

               See accompanying notes to financial statements.

                        LOOMIS SAYLES CORE VALUE FUND
-------------------------------------------------------------------------------
INVESTMENTS -- as of December 31, 1996

COMMON STOCKS -- 96.7%
  OF TOTAL NET ASSETS
                                                      Shares      Value (a)
                                                    ----------   ----------
AEROSPACE -- 5.5%
  Northrup Grumman Corp. ...................          11,000     $   910,250
  McDonnell Douglas Corp. ..................           8,200         524,800
  Raytheon Corp. ...........................          20,000         962,500
                                                                 -----------
                                                                   2,397,550
                                                                 -----------
BANKS/SAVINGS & LOANS -- 5.7%
  Chase Manhattan Corp. New ................          11,960       1,067,430
  Standard Federal Bank of Troy, Michigan ..          25,000       1,421,875
                                                                 -----------
                                                                   2,489,305
                                                                 -----------
BUSINESS SERVICES -- 1.3%
  ADT Ltd. (c) .............................          25,000         571,875
                                                                 -----------
CHEMICALS -- MAJOR -- 1.3%
  E. I. Dupont & DeNemours & Co. ...........           4,000         377,500
  Geon Co. .................................           6,200         121,675
  W.R. Grace ...............................           1,500          77,625
                                                                 -----------
                                                                     576,800
                                                                 -----------
CHEMICALS -- SPECIALTY -- 1.2%
  Great Lakes Chemical Corp. ...............          11,000         514,250
                                                                 -----------
ELECTRICAL EQUIPMENT -- 1.1%
  York International Corp. .................           8,600         480,525
                                                                 -----------
ELECTRONIC COMPONENTS -- 2.9%
  Intel Corp. ..............................           3,500         458,281
  Texas Instruments, Inc. ..................          13,000         828,750
                                                                 -----------
                                                                   1,287,031
                                                                 -----------
ENVIRONMENTAL SERVICES -- 1.3%
  Wheelabrator Technologies ................          35,000         568,750
                                                                 -----------
FINANCIAL SERVICES -- 6.1%
  Beneficial Corp. .........................          12,000         760,500
  Finova Group, Inc. .......................          22,000       1,413,500
  Paine Webber Group, Inc. .................          17,100         480,936
                                                                 -----------
                                                                   2,654,936
                                                                 -----------
FOOD -- PACKAGED & MISC. -- 3.0%
  Conagra Inc. .............................          13,200         656,700
  Sara Lee Corp. ...........................          17,600         655,600
                                                                 -----------
                                                                   1,312,300
                                                                 -----------
FOREST PRODUCTS -- 2.0%
  Georgia Pacific Corp.                               12,000         864,000
                                                                 -----------
FREIGHT TRANSPORTATION -- 1.0%
  Burlington Northern Santa Fe .............           5,000         431,875
                                                                 -----------
HEALTH CARE -- DRUGS -- 5.6%
  Abbott Labs ..............................          16,300         827,225
  Bristol Meyers Squibb ....................           9,500       1,033,125
  Schering-Plough Corp. ....................           9,000         582,750
                                                                 -----------
                                                                   2,443,100
                                                                 -----------
HEALTH CARE -- MEDICAL TECHNOLOGY -- 2.0%
  C.R. Bard, Inc. ..........................          13,900         389,200
  Guidant Corp. ............................           8,400         478,800
                                                                 -----------
                                                                     868,000
                                                                 -----------
HEALTH CARE -- SERVICES -- 3.2%
  Tenet Healthcare Corp. (c) ...............          65,240       1,427,125
                                                                 -----------
HOME PRODUCTS -- 2.4%
  Dial Corp. New ...........................          25,000         368,750
  Premark International, Inc. ..............          31,000         689,750
                                                                 -----------
                                                                   1,058,500
                                                                 -----------
HOUSING & BUILDING MATERIALS -- 2.0%
  Armstrong World Industries, Inc. .........          13,000         903,500
                                                                 -----------
INSURANCE -- 4.2%
  Ace Ltd. .................................          16,000         962,000
  Allstate Corp. ...........................          14,859         859,965
                                                                 -----------
                                                                   1,821,965
                                                                 -----------
MULTI-INDUSTRY -- 5.9%
  Dover Corp. ..............................           8,800         442,200
  Eaton Corp. ..............................          12,000         837,000
  Philips Electronics ADR (d) ..............          16,000         640,000
  Viad Corp. ...............................          40,000         660,000
                                                                 -----------
                                                                   2,579,200
                                                                 -----------
NATURAL GAS -- PIPELINES -- 3.7%
  El Paso Natural Gas Co. ..................           9,000         454,500
  Mapco ....................................          21,000         714,000
  Columbia Gas Systems, Inc. ...............           6,800         432,650
                                                                 -----------
                                                                   1,601,150
                                                                 -----------
OFFICE EQUIPMENT -- 5.0%
  Hewlett Packard Co. ......................           9,200         462,300
  Harris Corp. Del .........................          14,500         995,063
  Xerox Corp. ..............................          14,000         736,750
                                                                 -----------
                                                                   2,194,113
                                                                 -----------
OIL SERVICE -- 3.2%
  Baker Hughes, Inc. .......................          23,800         821,100
  Weatherford Enterra, Inc. (c) ............          19,300         579,000
                                                                 -----------
                                                                   1,400,100
                                                                 -----------
OIL -- MAJOR INTEGRATED -- 5.1%
  British Petroleum PLC ....................           6,860         969,833
  Mobil Corp. ..............................           6,700         819,075
  USX Marathon Group .......................          17,800         424,975
                                                                 -----------
                                                                   2,213,883
                                                                 -----------
REAL ESTATE -- 3.4%
  Health Care Property Investments Inc. ....          27,000         945,000
  Meditrust SBI REITS ......................          13,000         520,000
                                                                 -----------
                                                                   1,465,000
                                                                 -----------
RESTAURANTS -- 0.4%
  Wendy's International, Inc. ..............           9,600         196,800
                                                                 -----------
RETAIL -- GENERAL MERCHANDISE -- 3.1%
  Dayton Hudson Corp. ......................          11,500         451,375
  Federated Dept. Stores Inc. (c) ..........          26,000         887,250
                                                                 -----------
                                                                   1,338,625
                                                                 -----------
RETAIL -- FOOD & DRUG -- 2.2%
  McKesson Corp. ...........................          17,000         952,000
                                                                 -----------
TEXTILE & APPAREL -- 1.3%
  Reebok International Ltd. ................          14,000         588,000
                                                                 -----------
TOBACCO -- 3.3%
  Loews Corp. ..............................          10,000         942,500
  Philip Morris Cos., Inc. .................           4,500         506,813
                                                                 -----------
                                                                   1,449,313
                                                                 -----------
UTILITIES -- ELECTRIC -- 4.6%
  Pacificorp. ..............................          27,700         567,850
  Texas Utilities Co. ......................          20,000         815,000
  Pinnacle West Capital Corp. ..............          20,000         635,000
                                                                 -----------
                                                                   2,017,850
                                                                 -----------
UTILITIES -- TELECOMMUNICATIONS -- 3.7%
  Pacific Telesis Group ....................         17,600          646,800
  Bellsouth Corp. ..........................         24,000          969,000
                                                                 -----------
                                                                   1,615,800
                                                                 -----------
  TOTAL COMMON STOCKS
    (Identified Cost $33,695,285) .........                       42,283,221
                                                                 -----------
SHORT-TERM INVESTMENT -- 3.0%

  Chevron Oil Finance Co., 5.35%, 1/02/97        $1,300,000        1,300,000
                                                                 -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,300,000) ..........................        1,300,000
                                                                 -----------
TOTAL INVESTMENTS -- 99.7%
  (Identified Cost $34,995,285) (b) .......................       43,583,221
  Cash, Receivables and Other Assets ......................          405,376
  Liabilities .............................................         (273,142)
                                                                 -----------
TOTAL NET ASSETS -- 100% ..................................      $43,715,455
                                                                 ===========

(a)  See Note 1A.
(b)  Federal Tax Information:
     At December 31, 1996 the net unrealized appreciation on investments based on cost of $34,995,421 for federal income tax purposes was as follows:

       Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value over tax
        cost .................................................   $ 8,872,282
       Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost over
        value ................................................      (284,482)
                                                                 ------------
     Net unrealized appreciation .............................   $  8,587,800
                                                                 ============
(c)  Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

               See accompanying notes to financial statements.

                      LOOMIS SAYLES SMALL CAP VALUE FUND
-------------------------------------------------------------------------------

INVESTMENTS -- as of December 31, 1996

COMMON STOCKS -- 85.8%
  OF TOTAL NET ASSETS
                                                       Shares         Value (a)
                                                     ----------      -----------
AEROSPACE -- 0.3%
  Kaman Corp. ...............................          33,600      $    436,800
                                                                   ------------
AUTO & RELATED -- 1.5%
  Amcast Industrial Corp. ...................          17,600           435,600
  Borg Warner
    Automotive, Inc. ........................          18,600           716,100
  Echlin, Inc. ..............................          42,200         1,334,575
                                                                   ------------
                                                                      2,486,275
                                                                   ------------
BUSINESS SERVICES -- 2.0%
  CDI Corp. (c) .............................          21,800           618,575
  Cort Business Services Corp. (c) ..........          71,300         1,470,563
  Prime Service, Inc. (c) ...................          40,000         1,100,000
  Team America Corp. (c) ....................          13,800           156,975
                                                                   ------------
                                                                      3,346,113
                                                                   ------------
CHEMICALS -- SPECIALTY -- 4.3%
  Cambrex Corp. .............................          13,050           427,388
  Dexter Corp. ..............................          62,600         1,995,375
  Hexcel Corp. New (c) ......................          88,100         1,431,625
  Intertape Polymer Group, Inc. .............          57,300         1,317,900
  Lawter International, Inc. ................         110,700         1,397,577
  LeaRonal, Inc. ............................          23,100           531,300
                                                                   ------------
                                                                      7,101,165
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 3.5%
  Award Software International, Inc. (c) ....          41,500           404,625
  Boole & Babbage, Inc. (c) .................          39,300           982,500
  ESS Technology, Inc. (c) ..................          42,300         1,189,688
  National Computer Systems, Inc. ...........          58,700         1,496,850
  Nichols Research Corp. ....................          31,550           804,525
  Symantec Corp. (c) ........................          55,200           800,400
                                                                   ------------
                                                                      5,678,588
                                                                   ------------
ELECTRONIC COMPONENTS -- 2.7%
  Amphenol Corp. (c) ........................          58,100         1,292,725
  Burr Brown Corp. (c) ......................          37,300           969,800
  Etec Systems, Inc. (c) ....................          10,600           405,450
  Merix Corp. (c) ...........................          46,400           707,600
  Unitrode Corp. (c) ........................          37,300         1,095,688
                                                                   ------------
                                                                      4,471,263
                                                                   ------------
ELECTRICAL EQUIPMENT -- 1.1%
  Belden, Inc. (c) ..........................          32,900         1,217,300
  Woodhead Industries .......................          44,400           610,500
                                                                   ------------
                                                                      1,827,800
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.8%
  World Fuel Services Corp. .................          57,550         1,280,488
                                                                   ------------
FINANCIAL SERVICES -- 2.3%
  DVI, Inc. (c) .............................          78,000         1,014,000
  Financial Federal Corp. (c) ...............          66,700         1,117,225
  Imperial Credit Industries, Inc. (c) ......          34,060           715,260
  WFS Financial, Inc. (c) ...................          47,690           947,839
                                                                   ------------
                                                                      3,794,324
                                                                   ------------
FOOD -- PACKAGED & MISCELLANEOUS -- 1.9%
  Flowers Industries, Inc. ..................          49,600         1,066,400
  Lance, Inc. ...............................          72,500         1,305,000
  Michaels Foods ............................          63,100           804,525
                                                                   ------------
                                                                      3,175,925
                                                                   ------------
FREIGHT TRANSPORTATION -- 3.4%
  Harper Group, Inc. ........................          72,100         1,712,375
  Pittston Burlington Group (c) .............          76,300         1,526,000
  U.S. Freightways Corp. ....................          81,700         2,241,644
                                                                   ------------
                                                                      5,480,019
                                                                   ------------
HEALTH CARE -- DRUGS -- 1.0%
  Bindley Weston Industries, Inc. ...........          83,700         1,621,688
                                                                   ------------
HEALTH CARE -- MEDICAL TECHNOLOGY -- 2.3%
  Conmed Corp. (c) ..........................          61,275         1,256,138
  Protocol Systems, Inc.                               39,200           509,600
  Sofamor-Danek Group, Inc. (c) .............          63,850         1,947,425
                                                                   ------------
                                                                      3,713,163
                                                                   ------------
HEALTH CARE -- SERVICES -- 5.1%
  Grancare Inc. (c) .........................          98,242         1,756,076
  Healthplan Services Corp. (c) .............          61,300         1,294,963
  Health Images (c) .........................          79,000         1,313,375
  Integrated Health Services, Inc. ..........          60,400         1,472,250
  Regency Health Services (c) ...............          60,170           579,136
  Rotech Medical Corp. ......................          91,400         1,919,400
                                                                   ------------
                                                                      8,335,200
                                                                   ------------
HOME PRODUCTS -- 3.1%
  Aptargroup, Inc. ..........................          16,600           585,150
  Bush Boake Allen, Inc. (c) ................          21,500           572,438
  Department 56 Inc. (c)                               27,300           675,675
  Premark International, Inc. ...............          64,200         1,428,450
  US Can Corp. (c) ..........................         105,000         1,771,875
                                                                   ------------
                                                                      5,033,588
                                                                   ------------

HOTELS & RESTAURANTS -- 0.8%
  Cooker Restaurant Corp. ...................          34,600           402,225
  WMS Industries, Inc. (c) ..................          46,300           926,000
                                                                   ------------
                                                                      1,328,225
                                                                   ------------
HOUSING & BUILDING MATERIALS -- 3.5%
  Congoleum Corp. New (c) ...................          58,500           811,688
  Crossman Communities, Inc. (c) ............          28,600           486,200
  Dayton Superior Corp. (c) .................          49,700           652,313
  Giant Cement Holdings, Inc. (c) ...........         108,600         1,751,175
  Toro Co. ..................................          55,700         2,033,050
                                                                   ------------
                                                                      5,734,426
                                                                   ------------
INSURANCE -- 7.4%
  Allied Group, Inc. ........................          69,300         2,260,913
  Capital Re Corp. ..........................          37,000         1,725,125
  Capmac Holdings Inc.                                 29,800           987,125
  Dignity Partners, Inc. (c) ................          45,900           120,488
  Everest Reinsurance Holdings ..............          55,100         1,584,125
  Meadowbrook Insurance Group, Inc. (c) .....          40,700           854,700
  Protective Life Corp. .....................          49,800         1,985,775
  Reinsurance Group of America ..............          34,800         1,639,950
  Triad Guaranty (c) ........................          31,700           911,375
                                                                   ------------
                                                                     12,069,576
                                                                   ------------
LEISURE -- 1.6%
  Harman International Industries, Inc. .....          16,435           914,197
  Scientific Games Holdings Corp. (c) .......          61,000         1,631,750
                                                                   ------------
                                                                      2,545,947
                                                                   ------------
MACHINERY -- 2.4%
  BW/IP, Inc. ...............................          32,900           542,850
  Brown & Sharpe Manufacturing Co. (c) ......          56,300           788,200
  Greenfield Industries, Inc. ...............          40,200         1,231,125
  Hardinge Brothers, Inc. ...................          12,300           327,488
  Keystone International, Inc. ..............          54,200         1,090,775
                                                                   ------------
                                                                      3,980,438
                                                                   ------------

MEDIA & ENTERTAINMENT -- 2.8%
Banta Corp. .................................          61,374         1,403,930
Cadmus Communications Corp. .................          64,700         1,002,850
Houghton Mifflin Co. ........................          37,000         2,095,125
                                                                   ------------
                                                                      4,501,905
                                                                   ------------
METALS -- 3.5%
  Citation Corp. ALA (c) ....................          69,350           710,838
  Cleveland Cliffs, Inc. ....................          32,750         1,486,031
  Lone Star Technologies, Inc. (c) ..........          52,000           884,000
  Oregon Steel Mills, Inc. ..................          85,400         1,430,450
  RMI Titanium Co. (c) ......................          17,900           503,438
  UNR Industries, Inc. ......................         112,900           677,400
                                                                   ------------
                                                                      5,692,157
                                                                   ------------
MULTI-INDUSTRY -- 2.6%
  Griffon Corp. (c) .........................         138,950         1,702,138
  Insilco Corp. (c) .........................          22,200           854,700
  Viad Corp. ................................         100,100         1,651,650
                                                                   ------------
                                                                      4,208,488
                                                                   ------------
NATURAL GAS PIPELINES -- 0.3%
  Public Service Co., NC, Inc. ..............          26,400           481,800
                                                                   ------------
OIL -- INDEPENDENT PRODUCERS -- 2.5%
  American Exploration Co. ..................          77,400         1,238,400
  Belden & Blake Corp. (c) ..................          36,525           931,388
  Lomak Petroleum, Inc. (c) .................          65,400         1,119,975
  Vintage Petroleum, Inc. (c) ...............          23,800           821,100
                                                                   ------------
                                                                      4,110,863
                                                                   ------------
OIL -- SERVICE -- 4.0%
  Global Industries, Inc. (c) ...............          66,100         1,231,113
  Pride Petroleum Services, Inc. (c) ........          96,000         2,232,000
  Seitel, Inc. (c) ..........................          26,800         1,072,000
  Tuboscope Vetco International Corp. (c) ...          58,200           902,100
  Weatherford Enterra, Inc. (c) .............          36,300         1,089,000
                                                                   ------------
                                                                      6,526,213
                                                                   ------------
PAPER -- 0.4%
  Caraustar Industries, Inc. ................          19,150           636,738
                                                                   ------------
REAL ESTATE -- 6.9%
  Brandywine Realty Corp. REITS .............          43,200           842,400
  Cali Realty Corp. REITS ...................          38,400         1,185,600
  Capstone Capital Corp. REITS (c) ..........          88,900         1,989,138
  Koger Equity, Inc. REITS (c) ..............          81,800         1,533,750
  Liberty Property REITS ....................          73,900         1,902,925
  Patriot American Hospitality REITS (c) ....          48,800         2,104,500
  Sun Communities, Inc. REITS ...............          52,200         1,800,900
                                                                   ------------
                                                                     11,359,213
                                                                   ------------
RETAIL -- GENERAL MERCHANDISE -- 1.5%
  Family Dollar Stores, Inc. ................          80,000         1,630,000
  99 Cents Only Stores (c) ..................          48,700           797,463
                                                                   ------------
                                                                      2,427,463
                                                                   ------------

RETAIL -- SPECIALTY -- 3.4%
  Carson Pirie Scott & Co. (c) ..............          56,200         1,419,050
  Cato Corp. Class A (c) ....................          88,675           443,375
  Cole National Corp. (c) ...................          66,900         1,756,125
  Tandycrafts, Inc. (c) .....................          70,900           425,400
  Zale Corp. (c) ............................          81,000         1,549,125
                                                                   ------------
                                                                      5,593,075
                                                                   ------------
SAVINGS & LOAN/BANKS -- 3.2%
  Bank UTD Corp. ............................          47,800         1,278,650
  Charter One Financial, Inc. ...............           2,305            96,810
  Commercial Federal Corp. (c) ..............          20,000           960,000
  First Financial Corp. WIS .................          55,813         1,367,406
  Magna Group, Inc. .........................          54,700         1,613,650
                                                                   ------------
                                                                      5,316,516
                                                                   ------------
TELECOMMUNICATIONS -- 1.9%
  Aliant Communications, Inc. ...............          87,000         1,479,000
  Inter-Tel, Inc. (c) .......................          53,300         1,012,700
  Vertex Communications Corp. (c) ...........          33,800           612,625
                                                                   ------------
                                                                      3,104,325
                                                                   ------------
TEXTILE & APPAREL -- 0.7%
  Kenneth Cole Productions, Inc. (c) ........          22,800           353,400
  Stride Rite Corp. .........................          84,200           842,000
                                                                   ------------
                                                                      1,195,400
                                                                   ------------
UTILITIES -- ELECTRIC -- 1.1%
  Calpine Corp. (c) .........................          87,800         1,756,000
                                                                   ------------
  TOTAL COMMON STOCKS
    (Identified Cost $117,900,166)                                  140,351,167
                                                                   ------------
SHORT-TERM INVESTMENTS -- 13.5%
Chevron Oil Finance Co., 5.35%, 1/02/97 .....      $6,400,000         6,400,000
  Exxon Asset Management, 6.25%, 1/02/97 ....       6,400,000         6,400,000
  General Electric Capital Corp.,
    5.50%, 1/02/97 ..........................       2,900,000         2,900,000
                                                                   ------------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $22,066,000) ..........                         22,066,000
                                                                   ------------
  Repurchase agreement with State Street Bank & Trust dated
    12/31/96 at 4.75% to be repurchased at $6,367,680 on
    1/02/97 collateralized by U.S. Treasury Bond 6.75% due
    2/25/19 with a value of $6,497,400 ...........  6,366,000         6,366,000
                                                                   ------------
TOTAL INVESTMENTS -- 99.3%
  (Identified Cost $139,966,166) (b)                                162,417,167
  Cash, Receivables and Other Assets ..........................       2,279,776
  Liabilities .................................................      (1,072,075)
                                                                   ------------
TOTAL NET ASSETS -- 100% ......................................    $163,624,868
                                                                   ============

(a)  See Notes 1A and 1B.
(b)  Federal Tax Information:
     At December 31, 1996 the net unrealized appreciation on investments based on cost of $140,048,808 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value over
        tax cost ..............................................    $ 25,135,670
       Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value ............................................      (2,767,311)
                                                                   ------------
     Net unrealized appreciation ..............................    $ 22,368,359
                                                                   ============
(c)  Non-income producing security.

               See accompanying notes to financial statements.

                   LOOMIS SAYLES INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------
INVESTMENTS -- as of December 31, 1996

COMMON STOCKS -- 97.7%
  OF TOTAL NET ASSETS
                                                     Shares (a)      Value (b)
                                                     ----------     -----------
AUSTRALIA -- 8.7%
  Boral Ltd. .................................         400,000     $  1,138,405
  Brambles Industries Ltd. ...................          70,000        1,366,166
  Foodland Association .......................         200,000          985,770
  National Australia Bank                              110,000        1,294,220
  Smith (Howard) .............................         140,000        1,151,920
  Woodside Petroleum .........................         130,000          949,758
  Woolworths Ltd. ............................         400,000          963,511
                                                                    -----------
                                                                      7,849,750
                                                                    -----------
FINLAND -- 8.5%
  Huhtamaki Oy ...............................          30,000        1,396,320
  Kemira Oy ..................................          60,000          756,884
  Metra AB ...................................          21,000        1,178,390
  Merita Ltd. ................................         300,000          933,054
  Rauma Oy ...................................          48,000        1,012,658
  Sampo Kuutusosak ...........................          14,000        1,105,311
  Valmet Corp. ...............................          75,000        1,321,284
                                                                    -----------
                                                                      7,703,901
                                                                    -----------
GERMANY -- 8.5%
  Bayer Hypo/Wech Bank                                  30,000          906,818
  Deutsche Bank AG ...........................          19,000          887,078
  Mannesmann AG ..............................           2,500        1,082,792
  Douglas Holdings AG ........................          18,000          707,143
  Porsche AG .................................           1,600        1,412,987
  Henkel KGAA ................................          22,000        1,104,286
  Daimler Benz AG ............................          14,000          963,636
  Duerr AG ...................................          20,000          632,467
                                                                    -----------
                                                                      7,697,207
                                                                    -----------
HONG KONG -- 8.0%
  Amoy Properties ............................         900,000        1,297,434
  Cafe De Coral Holdings                             1,800,000          482,901
  Henderson Land .............................         130,000        1,311,009
  Hongkong & Shanghai Hotels .................         541,666        1,022,474
  Johnson Electric Holdings ..................         350,000          968,388
  Sun Hung Kai Properties ....................         100,000        1,225,031
  Swire Pacific ..............................         100,000          953,520
                                                                    -----------
                                                                      7,260,757
                                                                    -----------
ITALY -- 8.7%
  Monadori Electric ..........................         130,000        1,057,642
  Fiat Spa ...................................         400,000        1,209,486
  Brembo Spa .................................          55,000          773,551
  Rinascente .................................         300,000          766,799
  Edison .....................................         180,000        1,138,340
  Saipem .....................................         240,000        1,103,557
  Stet .......................................         190,000          863,636
  Unipol .....................................         300,000          980,237
                                                                    -----------
                                                                      7,893,248
                                                                    -----------
JAPAN -- 15.2%
  Canon, Inc. ................................          50,000        1,102,688
  Daiwa House Industries                                90,000        1,155,238
  Honda Motor Co. ............................          43,000        1,226,137
  Ito Yokado Co. .............................          25,000        1,085,458
  Komatsu ....................................         130,000        1,063,921
  Credit Saison Co. ..........................          55,000        1,227,171
  Nichii Gakkan Co. ..........................          20,000          995,865
  Nippon Telephone  & Telegraph ..............             160        1,210,200
  Omron Corp. ................................          60,000        1,126,809
  Sankyo Co. .................................          44,000        1,243,281
  Sony Corp. .................................          18,000        1,176,947
  Sumitomo Trust & Banking ...................         115,000        1,149,207
                                                                    -----------
                                                                     13,762,922
                                                                    -----------
NEW ZEALAND -- 8.1%
  Corporate Investments                              2,000,000          932,335
  Fisher & Paykel ............................         229,500          899,650
  Nuplex Industries ..........................         440,000        1,072,185
  PDL Holdings ...............................         100,000          522,673
  St. Lukes Group ............................         650,000          707,021
  Sanford ....................................         341,000          794,816
  Telecom Corp. of New Zealand ...............         220,000        1,121,910
  Tranz Rail Holdings ........................         218,600        1,327,843
                                                                    -----------
                                                                      7,378,433
                                                                    -----------
NORWAY -- 8.6%
  Elkjop .....................................          48,400        1,420,446
  Elkem As ...................................          72,000        1,192,128
  Kverneland Gruppen .........................          24,000          662,921
  Norsk Hydro As .............................          27,500        1,488,983
  Rieber & Son As ............................          30,000          866,317
  Schibsted Asa ..............................          61,000        1,124,878
  Storli As ..................................          57,000        1,073,480
                                                                    -----------
                                                                      7,829,153
                                                                    -----------
PORTUGAL -- 8.3%
  Banco Espirito Santo .......................          44,400          780,685
  Corticeira Amorim Sgps .....................          56,000          615,404
  Engil Sgps .................................         119,400        1,371,388
  Jeronimo Martins Sgps ......................           8,400          432,967
  Mundial Confianca ..........................         100,000          999,033
  Portugal Telecom ...........................          45,500        1,296,229
  Sonae Investimento .........................          51,000        1,613,986
  Jeronimo Martins Rts. ......................           8,400          141,471
  Jeronimo Martins ...........................           5,600          288,753
                                                                    -----------
                                                                      7,539,916
                                                                    -----------
SPAIN -- 9.8%
  Aguas de Barcelona .........................          28,211        1,172,834
  Azkoyen SA .................................           9,342        1,149,320
  Fomento de Construcciones y Contratas      .          13,000        1,211,025
  Cubiertas y Mzor ...........................          14,000        1,077,835
  Ebro Agricolas .............................          66,000        1,161,059
  Telefonica de Espanol ......................          52,000        1,207,021
  Zardoya Otis ...............................           7,150          831,203
  Prosegur Seguridad .........................         115,000        1,062,437
                                                                    -----------
                                                                      8,872,734
                                                                    -----------
THAILAND -- 5.3%
  Banpu Co. ..................................          50,000          927,731
  Industrial Finance Corporation of Thailand           300,000          812,739
  Land & House ...............................         100,000          728,931
  Phatra Thanakit Co. ........................         300,000          853,668
  Siam Cement Co. ............................          30,000          940,204
  Thai Telephone & Telegraph .................         600,000          537,930
                                                                    -----------
                                                                      4,801,203
                                                                    -----------

TOTAL COMMON STOCKS
(Identified Cost $78,492,976) ................                       88,589,224
                                                                    -----------
SHORT-TERM INVESTMENTS -- 2.7%
                                                                       Face
                                                                      Amount
                                                                    -----------
  Repurchase Agreement with State Street Bank
   & Trust Co. dated 12/31/96 at 4.75% to be
   repurchased at $2,454,648 on 1/02/97
   collateralized by $2,410,000 U.S. Treasury
   Note 7.00%, due 4/15/97 with a value of
   $2,503,301 ................................      $2,454,000        2,454,000
                                                                    -----------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $2,454,000) .............                        2,454,000
                                                                    -----------
                                                                     Value (b)
                                                                    -----------
TOTAL INVESTMENTS -- 100.4%
  (Identified Cost $80,946,976) (b) ..........................      $91,043,224
  Cash, Receivables and Other Assets (c) .....................          307,015
  Liabilities ................................................         (687,804)
                                                                    -----------
TOTAL NET ASSETS -- 100% .....................................      $90,662,435
                                                                    ===========

(a)  Ordinary shares unless noted otherwise.
(b)  See Notes 1A and 1B.
(c) Including deposits in foreign denominated currencies with a value of $229,676 and a cost of $227,619.
(d)  Federal Tax Information:
     At December 31, 1996 the net unrealized appreciation on investments based on cost for federal income tax purposes of $80,978,190 was as follows:
       Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value over
        tax cost ...............................................    $12,944,270
       Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost over
        value ..................................................     (2,879,236)
                                                                    -----------
     Net unrealized appreciation ...............................    $10,065,034
                                                                    ===========

TEN LARGEST INDUSTRY HOLDINGS
AT DECEMBER 31, 1996 (UNAUDITED)

Banking                                   9.0%
Construction                              8.5%
Telephone Communication                   7.0%
Machinery                                 6.2%
Retail                                    6.0%
Food                                      4.8%
Transportation                            4.7%
Electrical & Electronic                   4.3%
Building Materials                        3.8%
Insurance                                 3.5%

               See accompanying notes to financial statements.

                         LOOMIS SAYLES WORLDWIDE FUND
-------------------------------------------------------------------------------
INVESTMENTS -- as of December 31, 1996

COMMON STOCKS -- 58.6%
  OF TOTAL NET ASSETS
                                                        Shares        Value (a)
                                                       ----------    ----------
AUSTRALIA -- 4.1%
  Boral Ltd. ..................................          75,000      $  213,451
                                                                     ----------
CANADA -- 2.5%
  Abacan Resources Corp. New (c) ..............          15,000         130,313
                                                                     ----------
FINLAND -- 3.6%
  Merita Ltd. .................................          60,000         186,611
                                                                     ----------
HONG KONG -- 3.1%
  Henderson Land Developer ....................          16,000         161,355
                                                                     ----------
JAPAN -- 2.5%
  Sumitomo Trust & Banking ....................          13,000         129,910
                                                                     ----------
SINGAPORE -- 3.5%
  Haw Par Brothers International ..............          80,000         181,779
                                                                     ----------
SWEDEN -- 5.2%
  Esselte AB ..................................           8,000         176,531
  SKF AB ......................................           4,000          94,403
                                                                     ----------
                                                                        270,934
                                                                     ----------
UNITED STATES -- 34.1%
  Advanced Micro Devices, Inc. ................           2,600          66,950
  Analog Devices, Inc. (c) ....................           2,200          74,525
  Bank of Boston Corp. ........................           2,000         128,500
  Boeing Co. ..................................             775          82,441
  CVS Corp. ...................................           2,500         103,438
  Digital Equipment Corp. (c) .................           2,500          90,938
  Eli Lilly & Co. .............................           2,000         146,000
  International Business Machines Corp. .......           1,000         151,000
  Monsanto Co. ................................           3,500         136,063
  PDL Holdings ................................          20,000         108,066
  Praxair, Inc. ...............................           2,400         110,700
  Ranger Oil Ltd. .............................           6,000          59,250
  Rockwell International Corp. ................           1,800         109,575
  Rowan Companies, Inc. (c) ...................           5,400         122,175
  Schlumberger Ltd. ...........................           1,200         119,850
  Symantec Corp. (c) ..........................           4,900          71,050
  United Meridian Corp. (c) ...................           1,700          87,975
                                                                     ----------
                                                                      1,768,496
                                                                     ----------
TOTAL COMMON STOCKS
  (Identified Cost $2,736,881)                                        3,042,849
                                                                     ----------

BONDS AND NOTES -- 37.7%
  OF TOTAL NET ASSETS
                                                        Face
                                             Currency   Amount       Value (a)
                                             --------  ---------     ---------
ARGENTINA -- 2.5%
Republic of Argentina, 6.625%, 3/31/05 ........ USD     147,000         127,799
                                                                     ----------
AUSTRALIA -- 1.6%
QTC Global Aud Bon, 8.000%, 9/14/07 ........... AUD     100,000          81,578
                                                                     ----------
DENMARK -- 2.9%
Kingdom of Denmark 7.000%, 11/15/07 ........... DKK     865,000         149,161
                                                                     ----------
NEW ZEALAND -- 2.1%
New Zealand, 8.000%, 11/15/06                   NZD     150,000         111,562
                                                                     ----------
SOUTH AFRICA -- 3.4%
Republic of South Africa, 12.000%, 2/28/05 .... ZAR   1,000,000         174,809
                                                                     ----------
THAILAND -- 0.9%
Finance One, 2.000%, 8/31/01 .................. USD      50,000          45,375
                                                                     ----------
UNITED STATES -- 24.3%
Apple Computer, Inc., 6.500%, 2/15/04 ......... USD     250,000         217,500

Borden, Inc., 9.200%, 3/15/21 ................. USD     200,000         198,170

Builders Transportation, Inc. 8.000%, 8/15/05.. USD      95,000          57,000

CML Group, Inc., 5.500%, 1/15/03 .............. USD     150,000         108,000
Dillon Reed Structured Finance,
 6.660%, 8/15/10 .............................. USD     181,266         148,637
Flagstar Corp., 11.250%, 11/01/04 ............. USD     275,000         107,250
Loxley, 2.500%, 4/04/01 ....................... USD      50,000          49,500
Geneva Steel Co., 9.500%, 1/15/04 ............. USD      75,000          61,314
Niagara Mohawk, Power Corp., 6.625%, 7/01/05 .. USD      50,000          43,611
Penn Traffic Co., 9.625%, 4/15/05 ............. USD     375,000         210,000
Unisys Corp., 9.750%, 9/15/16                   USD      72,000          66,960
                                                                     ----------
                                                                      1,267,942
                                                                     ----------
TOTAL BONDS AND NOTES
  (Identified Cost $1,971,483)                                        1,958,226
                                                                     ----------
SHORT-TERM INVESTMENTS -- 3.3%
  Repurchase Aggrement with State Street Bank
    & Trust Co. dated 12/31/96 at 4.750% to
    be repurchased at $173,046 on 1/02/97
    collateralized by $175,000 U.S. Treasury
    Note 6.500%, due 5/15/97 with a value of
    $177,129 ..................................        $173,000         173,000
                                                                     ----------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $173,000) ................................         173,000
                                                                     ----------
TOTAL INVESTMENTS -- 99.6%
  (Identified Cost $4,881,364) (b) ............................      $5,174,075
  Cash, Receivables and Other Assets (d) ......................         104,491
  Liabilities .................................................         (89,073)
                                                                     ----------
TOTAL NET ASSETS -- 100% ......................................      $5,189,493
                                                                     ==========

(a)  See Notes 1A and 1B.
(b)  Federal Tax Information:
     At December 31, 1996 the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,950,774 was as follows:
       Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value over
        tax cost ..............................................      $  393,133
       Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value ............................................        (169,832)
                                                                     ----------
     Net unrealized appreciation ..............................      $  223,301
                                                                     ==========
(c)  Non-income producing security.
(d) Including deposits in foreign currency with a value of $7 and a cost of $7.
(e) Step Bond: Coupon rate is zero or below market rate for an initial period and then increases to a higher coupon rate at a specified date and rate.

AUD = Australian Dollar
DKK = Danish Kroner
NZD = New Zealand Dollar
USD = U.S. Dollar
ZAR = South African Rand

               See accompanying notes to financial statements.

                           LOOMIS SAYLES BOND FUND
-------------------------------------------------------------------------------
INVESTMENTS -- as of December 31, 1996

BONDS AND NOTES -- 93.9%
  OF TOTAL NET ASSETS
                                                       Face
                                                      Amount          Value (a)
                                                    ------------      ---------
NON-CONVERTIBLE BONDS -- 80.9%
AEROSPACE -- 0.4%
  Rohr Industries, 9.250%, 3/01/17 .........       $2,450,000      $  2,241,750
                                                                   ------------
AIR TRANSPORT -- 0.6%
  United Airlines Pass Thru, 7.870%, 1/30/18        2,350,000         2,310,497
  NWA Trust, 9.360%, 3/10/06 ...............          816,300           842,422
                                                                   ------------
                                                                      3,152,919
                                                                   ------------
BROADCASTING -- 0.2%
  CBS, Inc., 7.125%, 11/01/23 ..............        1,000,000           846,870
                                                                   ------------
CANADIAN -- 18.0%
  Canadian Government, 8.000%, 6/01/23 (f) .       29,600,000        24,006,129
  Canadian Government, Zero Coupon bond,
    6/01/21 (f) ............................       44,400,000         5,577,465
  Province of British Columbia, 8.000%,
    9/08/23 (f) ............................        2,000,000         1,571,718
  Province of British Columbia, Zero Coupon,
    8/23/13 (f) ............................       33,000,000         6,997,300
  Province of British Columbia,
    Zero Coupon, 6/09/14 (f) ...............       10,000,000         1,999,270
  Province of British Columbia, Zero Coupon,
    9/05/20 (f) ............................       39,045,000         4,877,420
  Province of British Columbia, Zero Coupon,
    6/09/22 (f) ............................        5,000,000           538,854
  Province of British Columbia, Zero Coupon,
    8/23/24 (f) ............................       91,000,000         8,545,567
  Ontario Hydro, 8.900%,
    8/18/22 (f) ............................        8,740,000         7,512,376
  Province of Ontario, Zero Coupon,
    7/13/22 (f) ............................       13,000,000         1,382,999
  Rogers Cable-Systems Ltd., 9.650%,
    1/15/14 (f) ............................        6,150,000         4,386,447
  Province of Manitoba, 7.750%, 12/22/25 (f)       29,320,000        22,690,514
  Province of Manitoba, Zero Coupon,
    7/22/13 (f) ............................        2,500,000           531,284
  Province of Manitoba, Zero Coupon,
    3/05/31 (f) ............................       26,200,000         1,475,941
  Province of Saskatchewan, 8.750%,
    5/30/25 (f) ............................        6,435,000         5,472,445
                                                                   ------------
                                                                     97,565,729
                                                                   ------------
COMPUTER -- 2.2%
  Apple Computer, Inc., 6.500%, 2/15/04 ....        7,950,000         6,916,500
  Digital Equipment Corp., 7.750%, 4/01/23 .        3,500,000         3,001,775
  Unisys Corp., 9.750%, 9/15/16 ............        2,200,000         2,046,000
                                                                   ------------
                                                                     11,964,275
                                                                   ------------
ELECTRONICS -- 1.4%
  Pioneer Standard Electronics, Inc.,
    8.500%, 8/01/06 ........................        3,000,000         3,037,500
  Westinghouse Electric Corp.,
    7.875%, 9/01/23 ........................        4,850,000         4,439,933
                                                                   ------------
                                                                      7,477,433
                                                                   ------------
ENTERTAINMENT -- 2.2%
  Time Warner Entertainment Co., 8.050%,
    1/15/16 ................................        7,825,000         7,799,725
  Time Warner Entertainment Co., 9.150%,
    2/01/23 ................................        1,000,000         1,083,990
  Time Warner Entertainment Co., 8.375%,
    3/15/23 ................................        3,200,000         3,244,384
                                                                   ------------
                                                                     12,128,099
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.5%
 Envirotest System Corp., 9.625%, 4/01/03 ..        3,500,000         2,835,000
                                                                   ------------
FINANCE & BANKING -- 1.3%
  First Union Institutional Trust, 8.040%,
    12/01/26 (c)  ..........................        5,000,000         4,986,250
  First Union Institutional Trust,
    7.850%, 1/01/27 ........................        2,000,000         1,982,500
                                                                   ------------
                                                                      6,968,750
                                                                   ------------
FOOD & BEVERAGE -- 5.3%
  Borden, Inc., 7.875%, 2/15/23 ............        5,500,000         4,884,165
  RJR Nabisco, Inc., 7.625%, 9/15/03 .......       12,550,000        12,031,434
  RJR Nabisco, Inc., 8.750%, 8/15/05 .......        4,500,000         4,520,250
  RJR Nabisco, Inc., 9.250%, 8/15/13 .......        7,078,000         7,232,017
                                                                   ------------
                                                                     28,667,866
                                                                   ------------
FOREIGN DENOMINATED -- 6.7%
  Escom, 11.000%, 6/01/08 (g) ..............       26,500,000         4,146,920
  New Zealand Government, 8.000%,
    4/15/04 (h) ............................        2,475,000         1,822,424
  New Zealand Government, 8.000%,
    11/15/06 (h) ...........................       32,725,000        24,339,191
  Republic of South Africa, 12.000%,
    2/28/05 (g) ............................       19,000,000         3,321,367
  Republic of South Africa, 12.500%,
    12/21/06 (g) ...........................       16,500,000         2,885,097
                                                                   ------------
                                                                     36,514,999
                                                                   ------------
FOREIGN ISSUER -- 6.1%
  BCO Central Costra, 6.250%, 5/21/10 ......        3,200,000         2,584,000
  Republic of Argentina, 6.625%, 3/31/05 ...        1,151,500         1,001,091
  Republic of Argentina, 5.250%, 3/31/23 (e)       25,375,000        16,002,236
  Republic of Brazil, 4.250%, 4/15/24 (e) ..        7,500,000         4,720,350
  Republic of Ecuador, 3.250%, 2/28/25 (e) .        4,250,000         1,962,990
  Petrieos Mexicano Medium, 8.625%,
    12/01/23 (c) ...........................        1,550,000         1,255,500
  Poland PDI Brady, 4.000%, 10/27/14 (c) (e)        6,000,000         5,070,000
  Poland PDI Brady, 4.000%, 10/27/14 (e) ...          500,000           422,500
                                                                   ------------
                                                                     33,018,667
                                                                   ------------
GOVERNMENT AGENCIES -- 0.6%
  Federal National Mortgage Association,
    6.000%, 11/25/08 .......................        3,517,987         3,044,150
                                                                   ------------
HOME BUILDERS -- 0.6%
  Hovnanian Enterprises, 9.750%, 6/01/05-99.        2,350,000         2,115,000
  Pulte Corp., 7.300%, 10/24/05 ............        1,000,000           979,460
                                                                   ------------
                                                                      3,094,460
                                                                   ------------
METAL -- 0.2%
  Midland Ross Corp., 6.000%, 2/15/07 ......        1,400,000           861,000
                                                                   ------------
OIL & GAS -- 0.8%
  Maxus Energy Corp., 8.500%, 4/01/08 ......        1,000,000           990,000
  Sage Energy, 8.500%, 10/15/05 ............           60,000            58,650
  USX Marathon Group, 8.500%, 3/01/23 ......          550,000           593,038
  USX Marathon Group, 8.125%, 7/15/23 ......        2,825,000         2,929,356
                                                                   ------------
                                                                      4,571,044
                                                                   ------------
PAPER -- 0.8%
  Georgia Pacific Corp., 7.375%, 12/01/25 ..        4,500,000         4,245,345
                                                                   ------------
REAL ESTATE -- 0.4%
  Security Capital Trust, 8.650%, 5/15/16 ..        2,000,000         2,082,880
                                                                   ------------
RETAIL -- 6.6%
  Bradlees Inc., 11.000%, 8/01/02 (d) ......          250,000            26,250
  Bradlees Inc., 9.250%, 3/01/03 (d) .......          250,000            23,750
  Dillon Reed Structured Finance Corp.,
    7.600%, 8/15/07 ........................          253,565           227,574
  Dillon Reed Structured Finance Corp.,
    6.660%, 8/15/10 ........................        2,718,985         2,229,567
  Dillon Reed Structured Finance Corp.,
    8.375%, 8/15/15 ........................          500,000           419,600
  Dillon Reed Structured Finance Corp.,
    8.550%, 8/15/19 ........................          500,000           415,000
  K Mart Funding Corp., 8.800%, 7/01/10 ....        3,405,000         3,013,425
  K Mart Pass Thru, 8.540%, 1/02/15 ........        6,109,327         5,192,928
  K Mart Pass Thru, 9.350%, 1/02/20 ........        2,500,000         2,150,000
  K Mart Pass Thru, 9.780%, 1/05/20 ........        1,000,000           885,000
  K Mart Corp., 7.950%, 2/01/23 ............       12,365,000        10,108,282
  Penn Traffic Co., 9.625%, 4/15/05 ........       13,580,000         7,604,800
  F.W. Woolworth Corp., 8.500%, 1/15/22 ....        3,000,000         3,163,350
                                                                   ------------
                                                                     35,459,526
                                                                   ------------
RESTAURANTS -- 0.6%
  Flagstar Corp., 11.250%, 11/01/04 ........        7,720,000         3,010,800
                                                                   ------------
STEEL -- 1.0%
  Geneva Steel Co., 11.125%, 3/15/01 .......        3,250,000         2,990,000
  Geneva Steel Co., 9.500%, 1/15/04 ........        3,250,000         2,656,875
                                                                   ------------
                                                                      5,646,875
                                                                   -------------
TAXABLE MUNICIPAL -- 0.2%
  Orange County, CA Pension Obligation,
    Zero Coupon Bond, 9/01/16 ..............        5,000,000         1,140,100
                                                                   ------------
TELECOMMUNICATIONS -- 5.0%
  Arch Communications Group, Zero Coupon
  Bond, 3/15/08 (e) ........................          500,000           285,000
  Nextel Communications Inc., Zero
    Coupon Bond, 8/15/04 (e) ...............        2,500,000         1,706,250
  Sprint Spectrum L.P., Zero Coupon Bond,
    8/15/06 (e) ............................        1,000,000           682,500
  TCI Communications, Inc., 7.875%, 2/15/26.       27,550,000        24,642,373
                                                                   ------------
                                                                     27,316,123
                                                                   ------------
TEXTILES -- 0.6%
  Fruit of the Loom, Inc., 7.375%, 11/15/23.        3,000,000         2,772,960
  Phillips Van Huesen Corp., 7.750%,
    11/15/23 ...............................          600,000           497,844
                                                                   ------------
                                                                      3,270,804
                                                                   ------------
U.S. GOVERNMENT -- 15.1%
  United States Treasury Bond, 6.250%,
    8/15/23 ................................       80,725,000        75,679,679
  United States Treasury Strips, Zero Coupon
    Bonds, 8/15/20 .........................       14,000,000         2,788,100
  United States Treasury Strips, Zero Coupon
    Bonds, 8/15/23 .........................       19,000,000         3,163,120
                                                                   ------------
                                                                     81,630,899
                                                                   ------------
UTILITIES -- 3.5%
  Beaver Valley Funding Corp., 9.000%, 6/1/17       7,000,000         6,684,930
  Boston Edison Co., 7.800%, 3/15/23 .......        1,000,000           949,548
  Commonwealth Edison Co., 4.750%,
    12/01/11-97 ............................          952,000           714,333
  GGIB Funding Corp., 7.430%, 1/15/11 ......        6,978,879         6,762,604
  Niagara Mohawk Power Corp., 5.875%, 9/01/02         500,000           442,395
  Niagara Mohawk Power Corp., 6.625%, 7/01/05         550,000           479,743
  Niagara Mohawk Power Corp., 7.750%, 5/15/06         250,000           232,820
  Niagara Mohawk Power Corp., 8.750%, 4/01/22       1,500,000         1,420,815
  Niagara Mohawk Power Corp., 7.875%, 4/01/24       1,500,000         1,309,845
                                                                   ------------
                                                                     18,997,033
                                                                   ------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $421,470,989) ..........................       437,753,396
                                                                   ------------
CONVERTIBLE BONDS -- 13.0%
AEROSPACE -- 0.3%
  Rohr Industries, Inc., 7.000%, 10/01/12 ..        1,600,000         1,476,000
                                                                   ------------
AUTO PARTS -- 0.1%
  Exide Corp., 2.900%, 12/15/05 ............          725,000           429,563
                                                                   ------------
BROADCASTING -- 0.3%
  Comcast Corp., 1.125%, 4/15/07 ...........        1,750,000           892,500
  Fuqua Industries, 6.500%, 8/04/02 ........        1,860,000         1,469,400
                                                                   ------------
                                                                      2,361,900
                                                                   ------------
CANADIAN -- 0.3%
  Rogers Communications, 2.000%, 11/26/05 (f)       3,000,000         1,680,000
                                                                   ------------
CHEMICALS -- 0.3%
  Hexcel Corp., 7.000%, 8/01/11 ............          675,000           614,250
  FMC Corp., 6.750%, 1/16/05                        1,175,000         1,136,813
                                                                   ------------
                                                                      1,751,063
                                                                   ------------
COMPUTER -- 1.6%
  AST Research, Inc., Zero Coupon Bond,
    12/14/13 ...............................        5,500,000         1,760,000
  BBN Corp., 6.000%, 4/01/12 ...............        1,500,000         1,462,500
  Cray Research, Inc., 6.125%, 2/01/11 .....          550,000           435,188
  MacNeal Schwendler Corp., 7.875%, 8/18/04.          500,000           452,500
  Maxtor Corp., 5.75%, 3/01/12 .............        3,100,000         2,108,000
  Softkey International, Inc.,
    5.500%, 11/01/00 .......................        2,000,000         1,652,500
  Streamlogic Corp., 14.000%, 10/07/98 .....          139,169           139,169
  Telxon Corp., 5.750%, 1/01/03 ............          500,000           412,500
                                                                   ------------
                                                                      8,422,357
                                                                   ------------
ELECTRONICS -- 0.8%
  Cyrix Corp., 5.500%, 6/01/01 .............        1,250,000           900,000
  EDO Corp., 7.000%, 12/15/11 ..............          434,000           347,200
  Integrated Device Technology, 5.500%,
    6/01/02 ................................        1,500,000         1,297,500
  Park Electrochemical Corp.,
    5.500%, 3/01/06 ........................          250,000           221,875
  Richardson Electronics, Ltd.,
    7.250%, 12/15/06 .......................          450,000           378,563
  Zenith Corp., 6.250%, 4/01/11 ............        1,500,000         1,110,000
                                                                   ------------
                                                                      4,255,138
                                                                   ------------
ENTERTAINMENT -- 1.4%
  Time Warner Inc., Zero Coupon Bond,
    12/17/12 ...............................       19,900,000         7,487,375
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.6%
  Air & Water Technologies, 8.000%, 5/15/15.         1,000,000           870,000
  Ogden Corp., 6.000%, 6/01/02 .............           500,000           477,500
  Ogden Corp., 5.750%, 10/20/02 ............         1,750,000         1,699,688
                                                                   ------------
                                                                      3,047,188
                                                                   ------------
FOOD -- 0.7%
  Burns Philip, 5.500%, 4/30/04 ............         4,050,000        3,564,000
  Chiquita Brands International, Inc.,
    7.000%, 3/28/01 (c) ....................           450,000          405,000
                                                                   ------------
                                                                      3,969,000
                                                                   ------------
FOREIGN ISSUER -- 3.1%
  Advanced Agro Public Company, 3.500%,
    6/17/01 ................................         1,000,000        1,031,250
  Banpu Public, 2.750%, 4/10/03 ............         3,025,000        3,025,000
  Empresas ICA Sociedad, 5.000%, 3/15/04 ...         2,500,000        1,737,500
  Finance One, 2.000%, 8/31/01 .............         4,625,000        4,197,188
  Loxley, 2.500%, 4/04/01 ..................         3,250,000        3,217,500
  Samsung Co., 0.250%, 6/26/06 .............         1,750,000        1,743,438
  Total Access Communications,
    2.000%, 5/15/06 ........................         1,500,000        1,573,125
                                                                   ------------
                                                                     16,525,001
                                                                   ------------
HEALTH CARE & RELATED -- 0.3%
  Chiron Corp., 1.900%, 11/17/00 (c) .......         1,000,000          877,500
  Glycomed, Inc. 7.500%, 1/01/03 ...........           900,000          783,000
  Healthsource, Inc., 5.000%, 3/01/03 ......           250,000          197,500
                                                                   ------------
                                                                      1,858,000
                                                                   ------------
HOME BUILDERS -- 0.1%
  Schuler Homes, Inc. 6.500%, 1/15/03 ......           750,000          571,875
                                                                   ------------
MACHINERY -- 0.0%
  Trinova Corp., 6.000%, 10/15/02 ..........           250,000          244,375
                                                                   ------------
OIL & GAS -- 0.1%
  Lone Star, Technologies, Inc., 8.000%,
    8/27/02 ................................           100,000           90,000
  Noram Energy Corp., 6.000%, 3/15/12 ......            22,500           19,406
  Oryx Energy Co., 7.500%, 5/15/14 .........           500,000          485,000
                                                                   ------------
                                                                        594,406
                                                                   ------------
REAL ESTATE -- 1.3%
  Federal Realty Investors Trust, 5.250%,
    10/28/03 ...............................         2,250,000        2,058,750
  Meditrust, 7.500%, 3/01/01 ...............           750,000          824,063
  Rockefeller Properties, Zero Coupon,
    12/31/00 ...............................         7,000,000        4,182,500
                                                                   ------------
                                                                      7,065,313
                                                                   ------------
RESTAURANT -- 0.5%
  Flagstar Corp., 10.000%, 11/01/14 ........         2,000,000          440,000
  Shoney's, Inc., Zero Coupon, 4/11/04 .....         4,250,000        1,827,500
                                                                   ------------
                                                                      2,267,500
                                                                   ------------
SPECIALTY RETAIL -- 0.4%
  CML Group, Inc., 5.500%, 1/15/03 .........           844,000          607,680
  General Host Corp., 8.000%, 2/15/02 ......         1,000,000          730,000
  Jacobson Stores, Inc.,
    6.750%, 12/15/11 .......................           290,000          211,700
  Sunglass Hut
    International, Inc., 5.250%, 6/15/03 ...         1,000,000          710,000
                                                                   ------------
                                                                      2,259,380
                                                                   ------------
TECHNOLOGY -- 0.1%
  Molten Metal
  Technology, Inc., 5.500%, 5/01/06 ........         1,000,000          675,000
                                                                   ------------
TEXTILE -- 0.3%
  Dixie Yarns, Inc. 7.000%, 5/15/12 ........           300,000          246,000
  Fieldcrest Cannon, Inc.,
    6.000%, 3/15/12 ........................         1,620,000        1,227,150
                                                                   ------------
                                                                      1,473,150
                                                                   ------------
TRUCK & LEASING -- 0.4%
  Builders Transportation, Inc., 8.000%,
    8/15/05 ................................         1,000,000          600,000
  Preston Corp., 7.000%, 5/01/11 ...........           750,000          525,000
  Worldway, Corp., 6.250%, 4/15/11 .........         1,463,000          877,800
                                                                   ------------
                                                                      2,002,800
                                                                   ------------
TOTAL CONVERTIBLE BONDS
(Identified Cost $68,135,342) ................................       70,416,384
                                                                   ------------
COMMON STOCKS -- 0.0%
                                                                      Shares
                                                                   ------------
COMPUTERS -- 0.0%
  Streamlogic Corp. ..........................         266,067          182,921
  Streamlogic Corp. (Warrants) ...............           1,228              270
                                                                   ------------
                                                                        183,191
                                                                   ------------
  TOTAL COMMON STOCKS
    (Identified Cost $415,729) ...............................          183,191
                                                                   ------------
PREFERRED STOCKS -- 3.4%
BANKS -- 1.1%
  Bankamerica Corp. ..........................          19,300        1,809,375
  Bank of Boston Corp. .......................          11,700          953,550
  Citicorp ...................................          25,000        2,346,875
  First Chicago Corp. ........................           7,500          708,750
  HSBC Americas, Inc. ........................          11,500          523,250
                                                                   ------------
                                                                      6,341,800
                                                                   ------------
COMPUTERS -- 0.2%
  Unisys Corp. ...............................          27,300          941,850
                                                                   ------------
ENTERTAINMENT -- 0.1%
  Time Warner, Inc. (i) ......................             268          289,105
                                                                   ------------
METALS -- 0.6%
  Aluminum Company of America ................          10,000          615,000
  Bethleham Steel Corp. (c) ..................          72,050        2,719,888
                                                                   ------------
                                                                      3,334,888
                                                                   ------------
OIL & GAS -- 0.1%
  Kaneb Services, Inc. .......................             500            4,750
  McDermott, Inc. ............................          14,500          391,500
  Western Gas Resource, Inc. .................           5,000          195,000
                                                                   ------------
                                                                        591,250
                                                                   ------------
RETAIL -- 0.1%
  K Mart Financing ...........................          10,000          487,500
                                                                   ------------
TRUCKING & FREIGHT -- 0.1%
  Arkansas Best Corp. ........................          20,000          477,500
                                                                   ------------
UTILITIES -- 1.1%
  Central LA Electric, Inc. ..................           1,500          112,875
  Commonwealth Energy Systems ................           3,434          238,663
  Connecticut Light & Power Co. ..............           2,925           55,575
  Entergy Louisiana, Inc. ....................           2,600          140,400
  Illinois Power Co. .........................             200            9,000
  Indianapolis Power & Light Co. .............             476           25,704
  Jersey Central Power & Light Co. ...........             570           30,495
  Long Island Lighting Co. ...................          15,000          324,375
  MDU Resources Group, Inc. ..................           4,820          406,085
  Minnesota Power & Light Co. ................             200           12,800
  Nevada Power Co. ...........................          17,811          302,787
  Niagara Mohawk Power Corp. .................           5,000          250,000
  Niagara Mohawk Power Corp. .................          10,100          191,900
  Niagara Mohawk Power Corp. .................          10,000          248,750
  Niagara Mohawk Power Corp. .................          10,500          186,375
  Niagara Mohawk Power Corp. .................         161,800        3,195,550
  Niagara Mohawk Power Corp. .................           3,000           72,750
  Northern States Power Co. ..................             700           34,650
  Public Service Co. .........................             360           20,646
  Texas Utilities Electric Co. ...............           1,695           96,615
                                                                   ------------
                                                                      5,955,995
                                                                   ------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $17,879,480) ............                       18,419,888
                                                                   ------------
  SHORT-TERM INVESTMENTS -- 0.7%
                                                       Face
                                                      Amount          Value (a)
                                                    ------------   ------------
  Repurchase Agreement with State Street Bank &
    Trust Co. dated 12/31/96 at 4.750% to be
    repurchased at $3,612,953 on 1/02/97
    collateralized by $3,645,000 U.S. Treasury
    Note 5.875% due 10/31/98 with a value of
    $3,685,073 ...............................      $3,612,000        3,612,000
                                                                   ------------
    TOTAL SHORT-TERM INVESTMENT
      (Identified Cost $3,612,000) ...........                        3,612,000
                                                                   ------------
  TOTAL INVESTMENTS -- 98.0%
    (Identified Cost $511,513,540) (b) .......                      530,384,859
    Cash, Receivables and
      Other Assets ...........................                       16,481,757
    Liabilities ..............................                       (5,622,803)
                                                                   ------------
  TOTAL NET ASSETS -- 100% ...................                     $541,243,813
                                                                   ============

(a)  See Notes 1A and 1B.
(b)  At December 31, 1996 the net unrealized appreciation on investments based on cost of $512,807,238 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost ........    $27,499,906
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value ........     (9,922,285)
                                                                    -----------
     Net unrealized appreciation ...............................    $17,577,621
                                                                    ===========

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)  Company filed for Chapter 11 Bankruptcy Non-income producing security.
(e) Step Bond: Coupon rate is zero or below market rate for an initial period and then increases to a higher coupon rate at a specified date and rate.
(f)  Denominated in Canadian Dollar.
(g)  Denominated in South African Rand.
(h)  Denominated in New Zealand Dollar.
(i)  Income may be received as additional securities.

               See accompanying notes to financial statements.

                        LOOMIS SAYLES GLOBAL BOND FUND
-------------------------------------------------------------------------------
INVESTMENTS -- as of December 31, 1996

BONDS AND NOTES -- 97.7%
  OF TOTAL NET ASSETS
                                                                       Face
                                             Currency     Amount      Value (a)
                                             --------   ---------    -----------
ARGENTINA -- 4.2%
  Republic of Argentina, 5.250%, 3/31/23 (d)    USD     1,750,000   $ 1,103,603
                                                                    -----------
AUSTRALIA -- 4.9%
  QTC Global Aud Bon, 8.000%, 9/14/07 .......   AUD     1,600,000     1,305,255
                                                                    -----------
CANADA -- 7.0%
  Government of Canada, 8.750%, 12/01/05 ....   CAD       700,000       593,767
  Province of British Columbia, Zero Coupon
   Bond, 9/05/20 ............................   CAD     5,025,000       627,713
  Province of Ontario, 8.100%, 9/08/23 ......   CAD       200,000       158,701
  Province of Saskatchewan, 9.600%, 2/04/22 .   CAD       525,000       482,019
                                                                    -----------
                                                                      1,862,200
                                                                    -----------
DENMARK -- 3.9%
  Denmark (Kingdom), 7.000%, 11/15/07 .......   DKK     6,000,000     1,034,641
                                                                    -----------
GERMANY -- 9.3%
  Bayer Vereinsbk, 6.000%, 1/23/06 ..........   GER     1,000,000       651,299
  Germany Unity, 8.000%, 1/21/02 ............   GER     1,500,000     1,108,929
  Kreditanst Wierdarauf, 6.000%, 2/09/06 ....   GER     1,100,000       716,357
                                                                    -----------
                                                                      2,476,585
                                                                    -----------
GREAT BRITAIN -- 2.8%
  Coats Viyella, 6.250%, 8/09/03 ............    PS       300,000       464,335
  Republic of Austria, 9.00%, 7/22/04 .......    PS       141,000       260,345
                                                                    -----------
                                                                        724,680
                                                                    -----------
IRELAND -- 3.4%
  Irish Permanent BS, 8.500%, 7/15/04 .......    IP       200,000       370,107
  Ulysses Securitisation, 7.625%, 8/18/06 ...    IP       300,000       530,758
                                                                    -----------
                                                                        900,865
                                                                    -----------
ITALY -- 5.3%
  Eurofima, 7.700%, 2/02/04 .................   ITL 1,200,000,000       813,241
  International Bank Reconstruction &
    Development, 10.800%, 5/19/03 ...........   ITL   750,000,000       587,327
                                                                    -----------
                                                                      1,400,568
                                                                    -----------
JAPAN -- 8.1%
  Mitsubishi Trust & Banking, 1.750%, 9/30/02   USD       500,000       401,250
  Mitsubishi Trust & Banking, 3.250%, 9/30/03   USD       800,000       680,000
  Sumitomo Trust & Banking, 1.750%, 3/31/02 .   USD     1,300,000     1,062,750
                                                                    -----------
                                                                      2,144,000
                                                                    -----------
NEW ZEALAND -- 3.9%
  New Zealand, 8.000%, 11/15/06 .............   NZD     1,400,000     1,041,248
                                                                    -----------
POLAND -- 4.0%
  Government of Poland, 4.000%, 10/27/14 (d)    USD       250,000       211,250
  Government of Poland,
    4.000%, 10/27/14 (d) (e) ................   USD     1,000,000       845,000
                                                                    -----------
                                                                      1,056,250
                                                                    -----------
SOUTH AFRICA -- 6.8%
  Escom, 11.000%, 6/01/08 ...................   ZAR     6,000,000       938,925
  Republic of South Africa, 12.000%, 2/28/05    ZAR     5,000,000       874,044
                                                                    -----------
                                                                      1,812,969
                                                                    -----------
SPAIN -- 2.8%
  Government of Spain, 8.800%, 4/30/06 ......   ESP    85,000,000       731,292
                                                                    -----------
UNITED STATES -- 31.3%
  Borden, Inc., 9.200%, 3/15/21 .............   USD       600,000       594,510
  General Electric Capital Corp.,
    9.550%, 8/25/03 .........................   ITL   750,000,000       552,734
  Finance One, 2.000%, 8/31/01 ..............   USD       500,000       453,750
  K Mart Pass thru, 8.990%, 7/05/10 .........   USD       250,000       220,313
  K Mart Pass thru, 9.350%, 1/02/20 .........   USD       350,000       301,000
  K Mart Pass thru, 9.780%, 1/05/20 .........   USD       150,000       132,750
  Loxley, 2.500%, 4/04/01 ...................   USD       500,000       495,000
  RJR Nabisco, 9.250%, 8/15/13 ..............   USD       500,000       510,880
  Sappi BVI Finance, 7.500%, 8/01/02 ........   USD       325,000       299,201
  TCI Communications Inc., 7.875%, 2/15/26 ..   USD     1,100,000       983,906
  United States Treasury Bonds,
    6.250%, 8/15/23 .........................   USD       300,000       281,250
  United States Treasury Notes,
    5.875%, 10/31/98 ........................   USD     2,000,000     1,999,680
  United States Treasury Notes,
    5.750%, 12/31/98 ........................   USD     1,000,000       997,660
  United States Treasury Notes,
    5.75%, 8/15/03 ..........................   USD       500,000       485,000
                                                                   ------------
                                                                      8,307,634
                                                                   ------------
  TOTAL BONDS AND NOTES (Identified Cost $24,940,678) ...........    25,901,790
                                                                   ------------

SHORT-TERM INVESTMENT -- 3.2%
                                                        Face
                                                       Amount         Value (a)
                                                    -----------      ----------

  Repurchase Agreement with State Street Bank
    and Trust Co. dated 12/31/96 at 4.750% to
    be repurchased at $848,224 on 1/02/97
    collateralized by $875,000 U.S. Treasury
    Note 4.750% due 10/31/98 with a value of
    $866,281 ................................       $     848,000   $   848,000
           ------------
  TOTAL SHORT-TERM INVESTMENT (Identified Cost $848,000) ........       848,000
                                                                    -----------
TOTAL INVESTMENTS -- 100.9%
  (Identified Cost $25,788,678) (b) .............................    26,749,790
  Cash, Receivables and Other Assets (c) ........................       714,719
  Liabilities ...................................................      (951,637)
                                                                    -----------
TOTAL NET ASSETS -- 100% ........................................   $26,512,872
                                                                    ===========

FORWARD CURRENCY CONTRACTS OUTSTANDING
AT DECEMBER 31, 1996

                                                       LOCAL        AGGREGATE                       UNREALIZED
                                       DELIVERY       CURRENCY        FACE          TOTAL         APPRECIATION/
                                         DATE          AMOUNT        AMOUNT         VALUE         DEPRECIATION
                                      ----------      --------      --------      ----------      -------------
Netherlands Guilder (sell) .........   1/15/97        372,000       $218,438       $215,453          $ 2,985
Netherlands Guilder (sell) .........   1/15/97        914,000        537,299        529,366            7,933
Netherlands Guilder (sell) .........   3/27/97        757,000        436,790        440,521           (3,731)
Denmark Kroner (sell) ..............   2/28/97        597,000        103,449        103,603             (154)
Denmark Kroner (buy) ...............   2/28/97        597,000        104,222        103,603             (619)
                                                                                                      ------
                                                                                                     $ 6,414
                                                                                                     =======
(a) See Notes 1A and 1B.
(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost for federal income tax purposes of $25,788,678 was as follows:
    Aggregate gross unrealized appreciation for all investments in
      which there is an excess of value over tax cost .......................................     $  1,166,591
    Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value .......................................         (205,479)
                                                                                                  ------------
    Net unrealized appreciation .............................................................       $  961,112
                                                                                                  ============
(c) Including deposits in foreign currencies with a value of $175 and a cost of $168.
(d) Step Bond: Coupon rate is zero or below market rate for an initial period and then increases to a higher coupon rate at a specified date and rate.
(e) Securities exempt from registration under Rule 144A of the
    Securities Act of 1933. These securities may be resold in
    transactions exempt from registration normally to qualified institutional buyers.

        AUD = Australian Dollar         ITL   =  Italian Lire
        CAD = Canadian Dollar           NZD   =  New Zealand Dollar
        DKK = Danish Kroner             USD   =  U.S. Dollar
        GER = Deutsche Mark             ZAR   =  South African Rand
        IP  = Irish Punt

               See accompanying notes to financial statements.

                LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------
INVESTMENTS -- as of December 31, 1996

BONDS AND NOTES -- 99.3%
  OF TOTAL NET ASSETS
                                                        Face
                                                        Amount        Value (a)
                                                     ----------      ----------
GOVERNMENT AGENCIES -- 19.4%
  Tennessee
    Valley Authority, 8.625%, 11/15/29 .........     2,572,000      $ 2,752,040
                                                                    -----------
U.S. GOVERNMENT -- 79.9%
  U.S. Treasury Strips,
    Zero Coupon Bonds, 11/15/07 .................    1,100,000          542,586
  U.S. Treasury Bonds, 8.750%, 11/15/08 .........    2,000,000        2,245,620
  U.S. Treasury Bonds, 7.250%, 5/15/16 ..........    3,125,000        3,299,812
  U.S. Treasury Bonds, 7.500%, 11/15/24 .........    4,800,000        5,250,000
                                                                    -----------
                                                                     11,338,018
                                                                    -----------
  TOTAL BONDS and NOTES (Identified Cost $13,891,830) .........      14,090,058
                                                                    -----------
TOTAL INVESTMENTS -- 99.3%
  (Identified Cost $13,891,830) (b) ...........................      14,090,058
  Cash, Receivables and Other Assets ..........................         154,442
  Liabilities .................................................         (52,383)
                                                                    -----------
TOTAL NET ASSETS -- 100% ......................................     $14,192,117
                                                                    ===========
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on
    investments based on cost of $14,154,241 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost .......    $    49,033
    Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .......       (113,216)
                                                                   ------------
     Net unrealized depreciation ...............................   $    (64,183)
                                                                   ============
                  See accompanying notes to financial statements.

                      LOOMIS SAYLES MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
INVESTMENTS -- as of December 31, 1996

BONDS -- 95.3%
  OF TOTAL NET ASSETS
                                                        Face
                                                        Amount       Value (a)
                                                        ------       ---------
ALASKA -- 1.1%
  Alaska State Housing Finance Corp.,
    6.600%, 12/01/15 ............................     $ 95,000       $  98,772
                                                                     ---------
ARIZONA -- 1.8%
  Phoenix Street and Highway User,
    6.25%, 7/01/11 ..............................      150,000         158,916
                                                                     ---------
                                                         Face
                                                        Amount       Value (a)
                                                       --------      ---------
CALIFORNIA -- 13.1%
  California State, 6.20%, 9/01/06 ..............      $100,000      $  109,988
  California State Department of Water Resources,
    5.625%, 12/01/12 ............................       100,000         101,686
  California State Public Works Lease,
    5.500%, 6/01/14 .............................       300,000         297,993
  Foothill Eastern Transportation Corridor,
    6.000%, 1/01/16 .............................       250,000         251,795
  Foothill Eastern, Transportation Corridor,
    Zero Coupon Bond, 1/01/23 ...................      $500,000      $   99,670
  Fresno Sewer Revenue, 6.250%, 9/01/14 .........       250,000         276,093
                                                                     ----------
                                                                      1,137,225
                                                                     ----------
COLORADO -- 2.0%
  El Paso County, Zero Coupon Bond, 9/01/15 .....       500,000         171,660
                                                                     ----------
CONNECTICUT -- 3.6%
  Connecticut State Resource Recovery Authority,
    7.625%, 1/01/09 .............................       200,000         206,372
  Connecticut State Special Tax Obligation,
    6.125%, 9/01/12 .............................       100,000         108,032
                                                                     ----------
                                                                        314,404
                                                                     ----------
DISTRICT OF COLUMBIA -- 2.6%
  District of Columbia, 5.200%, 6/01/04 .........       225,000         227,750
                                                                     ----------
FLORIDA -- 1.7%
  Florida State Board of Education Capital Outlay,
    5.750%, 6/01/15 .............................       150,000         152,169
                                                                     ----------
HAWAII -- 2.2%
  Honolulu Hawaii, 5.000%, 10/01/13 .............       200,000         191,450
                                                                     ----------
ILLINOIS -- 12.6%
  Chicago Illinois, 5.250%, 1/01/15 .............       250,000         240,705
  Chicago Metropolitan Water Reclamation,
    5.950%, 12/01/07 ............................       300,000         324,684
  Chicago O'Hare International Airport,
    5.625%, 1/01/13 .............................       200,000         200,082
  Chicago O'Hare International Airport,
    5.000%, 1/01/16 .............................       150,000         139,722
  Illinois Development Finance Authority
    Pollution Control, 7.250%, 6/01/11 ..........        25,000          27,030
  Illinois State Sales Tax Revenue,
    6.375%, 6/15/14 .............................       150,000         160,944
                                                                      ---------
                                                                      1,093,167
                                                                      ---------
LOUISIANA -- 2.5%
  Regional Transportation Authority,
    8.000%, 12/01/08 ............................       200,000         217,074
                                                                     ----------
MASSACHUSETTS -- 9.0%
  Commonwealth of Massachusetts,
    5.125%, 11/01/11 ............................       300,000         292,497
  Commonwealth of Massachusetts Water
    Pollution Control, 5.000%, 8/01/14 ..........       300,000         283,866
  Plymouth County Certificates of Participation,
    6.500%, 4/01/01 .............................       200,000         211,574
                                                                     ----------
                                                                        787,937
                                                                     ----------
MICHIGAN -- 4.0%
  Detroit District State Aid, 5.25%, 5/01/09 ....       200,000         199,984
  University of Michigan, 5.500%, 4/01/13 .......       150,000         149,190
                                                                     ----------
                                                                        349,174
                                                                     ----------

NEW JERSEY -- 3.5%
  New Jersey State Turnpike Authority,
    6.500%, 1/01/08 .............................       200,000         220,866
  New Jersey State Turnpike Authority,
    6.500%, 1/01/16 .............................        75,000          82,740
                                                                     ----------
                                                                        303,606
                                                                     ----------
NEW YORK -- 11.3%
  New York City, 7.000%, 8/01/98 ................         5,000           5,159
  New York State, 5.250%, 7/15/10 ...............       200,000         197,518
  New York State, Certificates of Participation,
    5.650%, 8/01/02 .............................       160,000         163,504
  New York State Dormitory Authority,
    6.375%, 7/01/08 .............................       200,000         208,518
  New York State Environmental Pollution Control,
    5.750%, 6/15/10 .............................       250,000         262,193
  New York Urban Development Corp.,
    5.625%, 1/01/07 .............................       150,000         150,527
                                                                      ---------
                                                                        987,419
                                                                      ---------
NORTH CAROLINA -- 1.3%
  North Carolina Eastern Municipal Power Agency,
    7.250%, 1/01/07 .............................       100,000         111,530
                                                                      ---------
PENNSYLVANIA -- 1.5%
  Pennsylvania Finance Authority Revenue Bond,
    6.600%, 11/01/09 ............................       125,000         133,605
                                                                      ---------
PUERTO RICO -- 2.8%
  Puerto Rico Electric Power Authority,
    6.125%, 7/01/09 .............................       225,000         239,900
                                                                     ----------
TENNESSEE -- 3.3%
  Metropolitan Nashville Airport,
    6.600%, 7/01/15 ..............................       30,000          32,647
  Shelby County, 5.900%, 3/01/13 .................      250,000         257,585
                                                                     ----------
                                                                        290,232
                                                                     ----------
TEXAS -- 4.2%
  Dallas, Fort Worth Regional Airport,
    6.000%, 11/01/02 .............................      100,000         106,731
  Manor Texas Independent School District,
    5.8000%, 8/01/11 .............................      250,000         257,370
                                                                     ----------
                                                                        364,101
                                                                     ----------
VERMONT -- 2.3%
  Vermont State, 5.125%, 1/15/12 .................      200,000         195,790
                                                                     ----------
WASHINGTON -- 4.2%
  King County, 5.875%, 1/01/13 ...................      125,000         128,806
  Washington State, 6.375%, 2/01/14 ..............      225,000         235,424
                                                                     ----------
                                                                        364,230
                                                                     ----------
WISCONSIN -- 1.8%
  Milwaukee County, 5.90%, 12/01/12 ..............      150,000         154,694
                                                                     ----------
WYOMING -- 2.9%
  Platte County Pollution Control,
    5.100%, 1/01/08 ..............................      250,000      $  248,340
                                                                     ----------
  TOTAL BONDS (Identified Cost $8,049,313) .....................      8,293,145
                                                                     ----------
SHORT-TERM INVESTMENT -- 3.5%
  Repurchase agreement with State Street Bank & Trust
  Co., dated 12/31/96 at 4.75% to be repurchased at
  $301,079 on 1/2/97 collateralized by $315,000 U.S.
  Treasury Note 4.75% due 10/31/98 with a value
  of $311,861 ....................................      301,000         301,000
                                                                     ----------
  TOTAL SHORT-TERM INVESTMENT (Identified Cost $301,000) .......        301,000
                                                                     ----------
TOTAL INVESTMENTS -- 98.8%
  (Identified Cost $8,350,313) (b) .............................      8,594,145
  Cash, Receivables and Other Assets ...........................        152,536
  Liabilities ..................................................        (45,533)
                                                                     ----------
TOTAL NET ASSETS -- 100% .......................................     $8,701,148
                                                                     ==========
(a) See Notes 1A and 1B.
(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $8,350,313 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value over
        tax cost ...............................................     $  272,828
       Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value .............................................        (28,996)
                                                                     ----------
     Net unrealized appreciation ...............................     $  243,832
                                                                     ==========
                See accompanying notes to financial statements.
                      LOOMIS SAYLES SHORT-TERM BOND FUND
-------------------------------------------------------------------------------
INVESTMENTS -- as of December 31, 1996
BONDS AND NOTES -- 98.5%
  OF TOTAL NET ASSETS
                                                      Face
                                                      Amount          Value (a)
                                                    ----------        ----------
AEROSPACE -- 4.2%
  Lockheed Corp., 5.875%, 3/15/98 ................. $  200,000       $  199,820
  Lockheed Martin Corp., 6.550%, 5/15/99 ..........    570,000          573,386
                                                                     ----------
                                                                        773,206
                                                                     ----------
AIRLINES -- 4.5%
  Delta Air Lines, Inc. 7.790%, 12/01/98 ..........    800,000          816,568
                                                                     ----------
BANKS -- 8.0%
  Capital One Bank, 6.830%, 5/17/99 ...............    560,000          562,470
  Household Bank FSB, 6.250%, 4/01/99 .............    900,000          899,703
                                                                     ----------
                                                                      1,462,173
                                                                     ----------
COMPUTER EQUIPMENT -- 3.6%
  Comdisco, Inc., 5.760%, 1/19/99 .................    670,000          663,401
                                                                     ----------
FINANCE -- 9.6%
  Chrysler Financial Corp., 6.500%, 6/15/98 .......    200,000          201,226
  Fleetwood Credit Grantor Trust, 6.900%, 3/15/12 .    568,623          576,959
  Great Western Financial Corp., 6.125%, 6/15/98 ..    605,000          604,927
  World Omni Automobile Lease 6.550%, 6/25/02 .....    370,000          371,735
                                                                     ----------
                                                                      1,754,847
                                                                     ----------
FOOD & BEVERAGE -- 2.8%
  RJR Nabisco, Inc., 8.625%, 12/01/02 .............    500,000          510,370
                                                                     ----------
GOVERNMENT AGENCY -- 2.8%
  Federal National Mortgage Association,
    7.000%, 12/01/11 ..............................    288,439          288,078
  Federal National Mortgage Association,
    7.000%, 12/01/11 ..............................    220,000          219,725
                                                                     ----------
                                                                        507,803
                                                                     ----------
MEDIA & ENTERTAINMENT -- 4.2%
  Time Warner, Inc. 7.450%, 2/01/98 ...............    545,000          551,000
  Time Warner, Inc. 7.950%, 2/01/00 ...............    200,000          206,538
                                                                     ----------
                                                                        757,538
                                                                     ----------
MISCELLANEOUS -- 3.4%
  News America Holdings, Inc. 9.125%, 10/15/99 ....    400,000          426,816
  Oasis Residential, Inc., 7.000%, 11/15/03 .......    200,000          197,732
                                                                     ----------
                                                                        624,548
                                                                     ----------
RETAIL -- 3.3%
  Federated Department Stores, Inc.,
    8.500%, 6/15/03 ...............................    560,000          586,410
                                                                     ----------
SECURITIES -- 11.4%
  Lehman Brothers Holdings, Inc., 6.375%, 6/01/98 .    625,000          625,438
  Salomon Brothers, Inc., 7.125%, 8/01/99 .........    450,000          455,049
  Smith Barney Holdings, Inc., 5.500%, 1/15/99 ....    990,000          976,694
                                                                     ----------
                                                                      2,057,181
                                                                     ----------
TECHNOLOGY -- 1.4%
  Tektronix, Inc., 7.625%, 8/15/02 ................    250,000          257,000
                                                                     ----------
TELECOMMUNICATIONS -- 3.0%
  TCI Communications, 7.250%, 6/15/99 .............    550,000          551,551
                                                                     ----------
UTILITIES -- 6.5%
  Detroit Edison Co., 6.340%, 3/15/00 .............    670,000          664,131
  El Paso Electric Co., 7.250%, 2/01/99 ...........    520,000          518,721
                                                                     ----------
                                                                      1,182,852
                                                                     ----------
U.S. GOVERNMENT -- 29.9%
  United States Treasury Notes, 5.125%, 3/31/98 ...  1,550,000        1,539,582
  United States Treasury Notes, 6.750%, 6/30/99 ...    760,000          773,422
  United States Treasury Notes, 6.875%, 8/31/99 ...  1,200,000        1,225,128
  United States Treasury Notes, 6.250%, 2/15/03 ...  1,250,000        1,248,438
  United States Treasury Notes, 6.500%, 8/15/05 ...    650,000          654,167
                                                                    -----------
                                                                      5,440,737
                                                                    -----------
TOTAL BONDS AND NOTES (Identified Cost $17,871,580) ..........       17,946,185
                                                                    -----------
TOTAL INVESTMENTS -- 98.5%
  (Identified Cost $17,871,580) (b) ..........................       17,946,185
  Cash, Receivables and Other Assets .........................          332,915
  Liabilities ................................................          (50,433)
                                                                    -----------
TOTAL NET ASSETS -- 100% .....................................      $18,228,667
                                                                    ===========
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $17,871,580 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost .....      $   111,051
     Aggregate gross unrealized depreciation for all investments
      in which thee is an excess of tax cost over value ......          (36,446)
                                                                    -----------
     Net unrealized appreciation ...............................    $    74,605
                                                                    ===========
                 See accompanying notes to financial statements.
                        LOOMIS SAYLES HIGH YIELD FUND
-------------------------------------------------------------------------------
INVESTMENTS -- as of December 31, 1996
BONDS AND NOTES -- 89.8%
  OF TOTAL NET ASSETS
                                                      Face
                                                      Amount          Value (a)
                                                    ----------        ---------
NON-CONVERTIBLE BONDS -- 53.7%
AEROSPACE -- 2.4%
  Rohr Industries, Inc., 9.250%, 3/01/17 ..........  $50,000         $   45,750
                                                                     ----------
CANADIAN -- 2.6%
 Rogers Cablesystems, Ltd. 9.650%, 1/15/14 (c).....   70,000             49,927
                                                                     ----------
COMMUNICATION SERVICES -- 5.6%
  Arch Communications Group, Zero Coupon Bond,
    3/15/08 (e) ...................................  100,000             57,000
  Century Communications Corp., Zero Coupon Bond,
    3/15/03 .......................................   90,000             50,850
                                                                     ----------
                                                                        107,850
                                                                     ----------
COMPUTER HARDWARE -- 7.0%
  Apple Computer, Inc., 6.500%, 2/15/04 ...........   55,000             47,850
  Digital Equipment Corp., 7.750%, 4/01/23 ........   50,000             42,883
  Unisys Corp., 9.750%, 9/15/16 ...................   50,000             46,500
                                                                     ----------
                                                                        137,233
                                                                     ----------
FOOD & BEVERAGE -- 2.6%
  Borden, Inc., 9.200%, 3/15/21 ...................   50,000             49,543
                                                                     ----------
FOREIGN DENOMINATED -- 2.2%
  Escom, 11.000%, 6/01/08 (f) .....................  275,000             43,034
                                                                     ----------
FOREIGN ISSUER -- 5.8%
  Grupo Televisa S.A. de CV, Zero Coupon,
    5/15/08 (d)(e) ................................   20,000             13,250
  Petroleos Mexicanos, Medium,
    8.625%, 12/01/23 (d) ..........................   70,000             56,700
  Republic of Argentina, 6.625%, 3/31/05 ..........   49,000             42,600
                                                                     ----------
                                                                        112,550
                                                                     ----------
RETAIL -- 5.8% K Mart Funding Corp.,
  9.440%, 7/01/18 .................................   50,000             44,000
  K Mart Corp., 7.950%, 2/01/23 ...................   35,000             28,613
  Penn Traffic Co., 9.625%, 4/15/05 ...............   70,000             39,200
                                                                     ----------
                                                                        111,813
                                                                     ----------
RESTAURANTS -- 1.2%
  Flagstar Corp., 11.250%, 11/01/04 ...............   60,000             23,400
                                                                     ----------
STEEL -- 2.7%
  Geneva Steel Co., 9.500%, 1/15/04 ...............   65,000             53,138
                                                                     ----------
TELECOMMUNICATIONS -- 9.3%
  Nextel Communications, Zero Coupon Bond,
    8/15/04 (e) ...................................   80,000             54,600
  Sprint Spectrum L.P., Zero Coupon, 8/15/06 (e) ..   75,000             51,188
  TCI Communications, Inc., 7.875%, 2/15/26 .......   85,000             76,029
                                                                     ----------
                                                                        181,817
                                                                     ----------
TRUCK & LEASING -- 2.3%
  Builders Transportation Inc., 8.000%, 8/15/05 ...   75,000             45,000
                                                                     ----------
UTILITIES -- 4.2%
  Beaver Valley Funding Corp., 9.000%, 6/01/17 ....   30,000             28,650
  Niagara Mohawk Power Corp., 8.750%, 4/01/22 .....   55,000             52,097
                                                                     ----------
                                                                         80,747
                                                                     ----------
TOTAL NON-CONVERTIBLE BONDS (Identified Cost $1,067,181) ...          1,041,802
                                                                     ----------
CONVERTIBLE BONDS -- 36.1%
AUTO PARTS -- 0.8%
  Exide Corp., 2.900%, 12/15/05 ...................   25,000             14,813
                                                                     ----------
CANADIAN -- 1.9%
  Rogers Communications, Inc.,
    2.000%, 11/26/05 (c) ..........................   65,000             36,400
                                                                     ----------
COMPUTER HARDWARE & PERIPHERALS -- 1.0%
  AST Research, Inc., Zero Coupon Bond, 12/14/13 ..   60,000             19,200
                                                                     ----------
COMPUTER SOFTWARE & SERVICES -- 6.8%
  MacNeal Schwendler Corp., 7.875%,8/18/04 ........   55,000             49,775
  Softkey International, Inc., 5.500%, 11/01/00 ...  100,000             82,625
                                                                     ----------
                                                                        132,400
                                                                     ----------
ELECTRONICS -- 3.3%
  EDO Corp., 7.000%, 12/15/11 .....................   25,000             20,000
  Integrated Device Technology, 5.500%, 6/01/02 ...   50,000             43,250
                                                                     ----------
                                                                         63,250
                                                                     ----------
FOOD -- 2.3%
  Chiquita Brands International,
    7.000%, 3/28/01 (d) ............................  50,000             45,000
                                                                     ----------
FOREIGN ISSUER -- 7.9%
  Advanced Agro Public Co., 3.500% .................  50,000             51,563
  Banpu Public,2.750%, 4/10/03 .....................  25,000             25,000
  Empresas ICA Sociedad, 5.000%, 3/15/04 ...........  75,000             52,125
  Loxley, 2.500%, 4/04/01 ..........................  25,000             24,750
                                                                     ----------
                                                                        153,438
                                                                     ----------
HOME BUILDERS -- 0.8%
  Schuler Homes, Inc., 6.500%, 1/15/03 .............  20,000             15,250
                                                                     ----------
MISCELLANEOUS -- 0.9%
  Veterinary Centers America, Inc.,
    5.250%, 5/01/06 ................................  25,000             17,125
                                                                     ----------
RESTAURANT -- 2.2%
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ........ 100,000             43,000
                                                                     ----------
SPECIALTY RETAIL -- 5.7%
  CML Group, Inc., 5.500%, 1/15/03 .................  65,000             46,800
  Lechters, 5.000%, 9/27/01 ........................  50,000             31,500
  Sunglass Hut International, Inc.,
    5.250%, 6/15/03 ................................  45,000             31,950
                                                                     ----------
                                                                        110,250
                                                                     ----------
TEXTILE -- 1.0%
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12 .........  25,000             18,933
                                                                     ----------
TRUCK & LEASING -- 1.5%
  Worldway Corp., 6.250%, 4/15/11 ..................  50,000             30,000
                                                                     ----------
  TOTAL CONVERTIBLE BONDS (Identified Cost $659,577) .......            699,059
                                                                     ----------
COMPUTER SOFTWARE & SERVICES -- 0.5%
  Learning Company, Inc. ...........................     720             10,350
                                                                     ----------
  TOTAL COMMON STOCKS (Identified Cost $11,833) .............            10,350
                                                                     ----------
PREFERRED STOCKS -- 6.0%
COMPUTERS -- 1.8%
  Unisys Corp. .....................................   1,000             34,500
                                                                     ----------
METALS -- 2.0%
  Bethleham Steel Corp. (d) ........................   1,000             37,750
                                                                     ----------
TRUCKING & FREIGHT -- 1.2%
  Arkansas Best Corp. ..............................   1,000             23,875
                                                                     ----------
UTILITIES -- 1.0%
  Niagara Mohawk Power Corp. .......................   1,000             19,750
                                                                     ----------
  TOTAL PREFERRED STOCKS (Identified Cost $124,091) ........            115,875
                                                                     ----------
TOTAL INVESTMENTS -- 96.3%
  (Identified Cost $1,862,682) (b) .........................          1,867,086
  Cash, Receivables and Other Assets .......................            139,292
  Liabilities ..............................................            (67,488)
                                                                     ----------
TOTAL NET ASSETS -- 100% ...................................         $1,938,890
                                                                     ==========
(a) See Note 1A.
(b) At December 31, 1996 the net unrealized appreciation on investments based on cost of $1,862,682 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ...         $   55,456
    Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ...            (51,052)
                                                                     ----------
    Net unrealized appreciation ............................         $    4,404
                                                                     ==========
(c) Denominated in Canadian Dollars
(d) Securities exempt from registration under Rule 144A of the Securities
    Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e) Step Bond: Coupon Rate is zero or below market rate for an initial period and then increases to a higher coupon rate at a specified date and rate.
(f) Denominated in South African Rand.

                 See accompanying notes to financial statements.

                                                      LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 1996
                                                                                                                 International
                                                         Growth            Core Value         Small Cap Value        Equity
                                                       -----------         -----------        ------------         -----------
ASSETS
  Investments at value:
    Securities ...............................         $38,131,282         $43,583,221        $156,051,167         $88,589,224
    Repurchase agreements ....................                   0                   0           6,366,000           2,454,000
                                                       -----------         -----------        ------------         -----------
  Total investments ..........................          38,131,282          43,583,221         162,417,167          91,043,224
  Cash .......................................               3,355              70,886               8,503                 625
  Foreign currency at value ..................                   0                   0                   0             229,676
  Receivable for:
    Shares of the Fund sold ..................              11,013               8,016           1,271,679               5,047
    Securities sold ..........................           2,033,679             231,976             819,635                   0
    Forward currency contracts -- net ........                   0                   0                   0                   0
    Dividends and interest -- net ............              23,631              79,807             167,268              46,082
    Foreign tax reclaim -- net ...............                   0               2,802                   0              13,695
  Due from the adviser (Note 3B) .............                   0                   0                   0                   0
  Other assets ...............................              11,723              11,889              12,691              11,890
  Unamortized organization
    expenses (Note 1H) .......................                   0                   0                   0                   0
                                                       -----------         -----------        ------------         -----------
                                                        40,214,683          43,988,597         164,696,943          91,350,239
                                                       -----------         -----------        ------------         -----------
LIABILITIES
  Payable for:
    Securities purchased .....................             233,316             147,229              92,411             124,297
    Shares of the Fund redeemed ..............              16,550              10,611             362,584              12,531
    Foreign taxes ............................                   0               1,260                   0                 549
    Dividends declared .......................              49,899              50,296             434,998             388,222
  Miscellaneous liabilities ..................             361,299                   0                   0                   0
  Accrued expenses:
    Management fees (Note 3A) ................              24,218              27,573             124,632              76,030
    Trustees' fees (Note 3E) .................               1,250               1,250               1,250               1,250
    Accounting and
      administration (Note 3D) ...............                 751                 751                 751                 751
    Other expenses ...........................              30,489              34,172              55,449              84,174
                                                       -----------         -----------        ------------         -----------
                                                           717,772             273,142           1,072,075             687,804
                                                       -----------         -----------        ------------         -----------
NET ASSETS ...................................         $39,496,911         $43,715,455        $163,624,868         $90,662,435
                                                       ===========         ===========        ============         ===========
  Net Assets consist of:
    Capital paid in ..........................         $31,549,655         $34,131,817        $139,029,445         $79,214,117
    Undistributed (or Distribution in
      excess of) net investment income .......              11,723              17,869              67,474              25,444
    Accumulated net realized
      gains (losses) .........................           1,109,295             977,833           2,076,948           1,326,961
    Unrealized appreciation on:
      Investments ............................           6,826,238           8,587,936          22,451,001          10,096,248
      Foreign currency transactions ..........                   0                   0                   0                (335)
                                                       -----------         -----------        ------------         -----------
NET ASSETS ...................................         $39,496,911         $43,715,455        $163,624,868         $90,662,435
                                                       ===========         ===========        ============         ===========
Shares of beneficial interest
  outstanding, no par value (Note 1) .........           2,938,173           2,801,661           9,406,474           6,890,021
                                                       ===========         ===========        ============         ===========
Computation of offering price:
Net asset value and redemption price per share
  (Net assets / shares of beneficial
    interest outstanding) ....................              $13.44              $15.60              $17.39              $13.16
                                                       ===========         ===========        ============         ===========
Identified cost of investments ...............         $31,305,044         $34,995,285        $139,966,166         $80,946,976
                                                       ===========         ===========        ============         ===========

               See accompanying notes to financial statements.

                                                      LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 1996
                                                                                                 Global          U.S. Government
                                                         Worldwide             Bond               Bond             Securities
                                                         ----------        ------------        -----------          -----------
ASSETS
  Investments at value:
    Securities ...............................          $5,001,075         $526,772,859          $25,901,790          $14,090,058
    Repurchase agreements ....................             173,000            3,612,000              848,000                    0
                                                        ----------         ------------          -----------          -----------
  Total investments ..........................           5,174,075          530,384,859           26,749,790           14,090,058
  Cash .......................................                 359                2,446                  398               27,138
  Foreign currency at value ..................                   7                    0                  175                    0
  Receivable for:
    Shares of the Fund sold ..................                  11            6,381,876               29,688                   81
    Securities sold ..........................                   0                    0                    0                    0
    Forward currency contracts -- net ........                   0                    0                6,414                    0
    Dividends and interest -- net ............              60,283           10,083,467              666,215              127,223
    Foreign tax reclaim -- net
                                                               834                    0                    0                    0
  Due from the adviser (Note 3B) .............              24,517                    0                    0                    0
  Other assets ...............................              11,907               13,968               11,829                    0
  Unamortized organization
    expenses (Note 1H) .......................               6,573                    0                    0                    0
                                                        ----------         ------------          -----------          -----------
                                                         5,278,566          546,866,616           27,464,509           14,244,500
                                                        ----------         ------------          -----------          -----------
LIABILITIES
  Payable for:
    Securities purchased .....................              50,834            2,003,221              663,844                    0
    Shares of the Fund redeemed ..............                   0            1,512,794               49,944                2,302
    Foreign taxes ............................                   0                    0                    0                    0
    Dividends declared .......................                   0            1,709,750              176,226                4,942
  Accrued expenses:
    Management fees (Note 3A) ................                   0              273,407               25,894               15,531
    Trustees' fees (Note 3E) .................               1,250                1,250                1,250                1,250
    Accounting and
      administration (Note 3D) ...............                 751                  751                  751                  751
    Other expenses ...........................              36,238              121,630               33,728               27,607
                                                        ----------         ------------          -----------          -----------
                                                            89,073            5,622,803              951,637               52,383
                                                        ----------         ------------          -----------          -----------
NET ASSETS ...................................          $5,189,493         $541,243,813          $26,512,872          $14,192,117
                                                        ==========         ============          ===========          ===========
  Net Assets consist of:
    Capital paid in ..........................          $4,894,786         $520,882,065          $26,264,705          $15,292,972
    Undistributed (or Distribution in
      excess of) net investment  income ......              12,271              537,972              (34,950)              (4,942)
    Accumulated net realized
      gains (losses) .........................             (10,115)             961,804             (670,657)          (1,294,141)
    Unrealized appreciation on:
      Investments ............................             292,711           18,871,319              961,112              198,228
      Foreign currency transactions ..........                (160)              (9,347)              (7,338)                   0
                                                        ----------         ------------          -----------          -----------
NET ASSETS ...................................          $5,189,493         $541,243,813          $26,512,872          $14,192,117
                                                        ==========         ============          ===========          ===========
Shares of beneficial interest
  outstanding, no par value (Note 1) .........             488,180           43,707,558            2,147,126            1,407,580
                                                        ==========         ============          ===========          ===========
Computation of offering price:
Net asset value and redemption price per share
  (Net assets / shares of beneficial
    interest outstanding) ....................              $10.63               $12.38               $12.35               $10.08
                                                        ==========         ============          ===========          ===========
Identified cost of investments ...............          $4,881,364         $511,513,540          $25,788,678          $13,891,830
                                                        ==========         ============          ===========          ===========

               See accompanying notes to financial statements.

                                            LOOMIS SAYLES FUNDS
----------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 1996
                                                         Municipal         Short-Term
                                                            Bond              Bond            High Yield
                                                         ----------        -----------          ----------

ASSETS
  Investments at value:
    Securities .................................         $8,293,145        $17,946,185          $1,867,086
    Repurchase agreements ......................            301,000                  0                   0
                                                         ----------        -----------          ----------
  Total investments ............................          8,594,145         17,946,185           1,867,086
  Cash .........................................                614             30,644              38,946
  Foreign currency at value ....................                  0                  0                   0
  Receivable for:
    Shares of the Fund sold ....................                  0             30,957                  10
    Dividends and interest -- net ..............            142,305            258,498              39,570
  Due from the adviser (Note 3B) ...............              9,617                  0              30,219
  Other assets .................................                  0             11,924              11,907
  Unamortized organization expenses (Note 1H) ..                  0                892              18,640
                                                         ----------        -----------          ----------
                                                          8,746,681         18,279,100           2,006,378
                                                         ----------        -----------          ----------
LIABILITIES
  Payable for:
    Shares of the Fund redeemed ................                  0                 77              31,939
    Foreign taxes
    Dividends declared .........................             14,398              7,655               2,947
  Accrued expenses:
    Management fees (Note 3A) ..................                  0              6,916                   0
    Trustees' fees (Note 3E) ...................              1,250              1,250               1,250
    Accounting and administration (Note 3D) ....                751                751                 751
    Other expenses .............................             29,134             33,784              30,601
                                                         ----------        -----------          ----------
                                                             45,533             50,433              67,488
                                                         ----------        -----------          ----------
NET ASSETS .....................................         $8,701,148        $18,228,667          $1,938,890
                                                         ==========        ===========          ==========
  Net Assets consist of:
    Capital paid in ............................         $8,430,954        $18,567,851          $1,925,543
    Undistributed (or Distribution in excess of)
      net investment income ....................              3,777             10,736               8,960
    Accumulated net realized gains (losses) ....             22,585           (424,525)                  0
    Unrealized appreciation on:
      Investments ..............................            243,832             74,605               4,404
      Foreign currency transactions ............                  0                  0                 (17)
                                                         ----------        -----------          ----------
NET ASSETS .....................................         $8,701,148        $18,228,667          $1,938,890
                                                         ==========        ===========          ==========
Shares of beneficial interest outstanding, no
  par value (Note 1) ...........................            770,833          1,879,790             191,794
                                                         ==========        ===========          ==========
Computation of offering price:
Net asset value and redemption price per share
  (Net assets / shares of beneficial interest
    outstanding) ...............................             $11.29              $9.70              $10.11
                                                         ==========        ===========          ==========
Identified cost of investments .................         $8,350,313        $17,871,580          $1,862,682
                                                         ==========        ===========          ==========

               See accompanying notes to financial statements.

                                                 LOOMIS SAYLES FUNDS
---------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS -- For the Year Ended December 31, 1996
                                                                                    Small Cap    International
                                                      Growth        Core Value        Value         Equity       Worldwide
                                                    ----------      ----------     -----------    -----------    ---------
INVESTMENT INCOME
  Dividends* ..................................     $  245,915      $  941,314*    $ 1,548,672    $ 1,882,896*    $ 36,623*
  Interest ....................................         20,973          75,436         690,304        133,314      138,214
                                                    ----------      ----------     -----------    -----------     --------
                                                       266,888       1,016,750       2,238,976      2,016,210      174,837
                                                    ----------      ----------     -----------    -----------     --------
  Expenses
    Management fees (Note 3A) .................        318,602         297,001       1,125,160        848,205       23,335
    Trustees' fees and expenses (Note 3E) .....          6,038           6,038           6,038          6,038        4,120
    Accounting and administrative fees
      (Note 3D) ...............................          9,730           9,730           9,730          9,730        6,205
    Custodian .................................         49,937          52,062          89,141        247,586       30,150
    Transfer agent ............................         26,541          27,722          47,754         30,976       12,164
    Audit and tax services ....................         16,370          16,370          16,370         16,370       15,579
    Legal .....................................         11,090          11,090          11,090         11,090        9,085
    Printing ..................................          2,832           3,119           9,412          4,405           52
    Registration ..............................         21,275          21,534          21,606         22,028        8,767
    Amortization of organization
      expenses (Note 1H) ......................          1,795           1,743           1,743          1,795        5,901
    Miscellaneous .............................          3,385           1,274           1,882          1,684          390
                                                    ----------      ----------     -----------    -----------     --------
                                                       467,595         447,683       1,339,926      1,199,907      115,748
                                                    ----------      ----------     -----------    -----------     --------
    Less expenses assumed by the investment
      adviser (Note 3B) .......................              0               0               0              0      (84,635)
                                                    ----------      ----------     -----------    -----------     --------
  Net investment income (loss)
                                                      (200,707)        569,067         899,050        816,303      143,724
                                                    ----------      ----------     -----------    -----------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments -- net ........................     10,636,248       4,564,278      17,761,764      7,196,095      (11,121)
    Foreign currency transactions -- net ......              0               0               0     (2,186,541)       4,393
                                                    ----------      ----------     -----------    -----------     --------
    Total realized gain (loss) on
      investments and foreign currency
      transactions ............................     10,636,248       4,564,278      17,761,764      5,009,554       (6,728)
                                                    ----------      ----------     -----------    -----------     --------
  Unrealized appreciation (depreciation) on:
    Investments -- net ........................     (2,736,567)      2,599,063      12,441,612      8,437,464      292,711
    Foreign currency transactions -- net ......              0               0               0         (5,261)        (160)
                                                    ----------      ----------     -----------    -----------     --------
    Total unrealized appreciation
      (depreciation) on investments and
      foreign currency transactions ...........     (2,736,567)      2,599,063      12,441,612      8,432,203      292,551
                                                    ----------      ----------     -----------    -----------     --------
  Net gain (loss) on investments and
    foreign currency transactions .............      7,899,681       7,163,341      30,203,376     13,441,757      285,823
                                                    ----------      ----------     -----------    -----------     --------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS ......................     $7,698,974      $7,732,408     $31,102,426    $14,258,060     $429,547
                                                    ==========      ==========     ===========    ===========     ========

*Net of foreign withholding taxes of $8,855, $274,595, and $3,013 for the Core Value, International Equity and Worldwide
 Funds, respectively.

               See accompanying notes to financial statements.

                                            LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS -- For the Year Ended December 31, 1996
                                                                  U.S.
                                                Global         Government       Municipal      Short-Term
                                Bond             Bond          Securities         Bond            Bond         High Yield
                             -----------       ----------      -----------      ---------      -----------     ----------
INVESTMENT INCOME
  Dividends ..............   $ 1,316,555       $        0       $        0       $      0       $        0       $   178
  Interest ...............    30,527,066        1,255,228        1,568,353        453,700        1,346,804        40,522
                             -----------       ----------       ----------       --------       ----------       -------
                              31,843,621        1,255,228        1,568,353        453,700        1,346,804        40,700
                             -----------       ----------       ----------       --------       ----------       -------
  Expenses
    Management fees
      (Note 3A) ..........     2,205,461          119,648          130,189         48,518          100,693         2,544
    Trustees' fees and
      expenses (Note 3E) .         6,038            6,038            6,038          6,038            6,038         2,699
    Accounting and
      administrative
      fees (Note 3D) .....         9,730            9,730            9,730          9,730            9,730         2,234
    Custodian ............       182,514           59,047           38,749         47,866           45,534        12,271
    Transfer agent .......       190,212           22,289           21,122         20,248           24,236         6,517
    Audit and tax services        16,370           31,670           16,370         16,370           16,370        14,000
    Legal ................        11,090           11,090           11,090         11,090           11,090         2,700
    Printing .............        39,073            1,121              959            675            1,250            46
    Registration .........        73,369           19,680           20,689         23,473           18,746         2,190
    Amortization of
      organization
      expenses (Note 1H) .         1,795            1,785            1,846          1,928            1,546         5,943
    Miscellaneous ........         3,808            1,053            1,122            711            1,140             0
                             -----------       ----------       ----------       --------       ----------       -------
                               2,739,460          283,151          257,904        186,647          236,373        51,144
    Less expenses assumed
      by the investment
      adviser (Note 3B) ..             0          (43,855)         (40,922)      (105,784)         (34,987)      (47,964)
                             -----------       ----------       ----------       --------       ----------       -------
  Net investment income ..    29,104,161        1,015,932        1,351,371        372,837        1,145,418        37,520
                             -----------       ----------       ----------       --------       ----------       -------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments -- net ...     9,916,047          592,117         (716,728)        54,589          (48,327)            0
    Foreign currency
      transactions --  net        14,349          256,616                0              0                0           (36)
                             -----------       ----------       ----------       --------       ----------       -------
    Total realized gain
      (loss) on investments
      and foreign currency
      transactions .......     9,930,396          848,733         (716,728)        54,589          (48,327)          (36)
                             -----------       ----------       ----------       --------       ----------       -------
  Unrealized appreciation
    (depreciation) on:
    Investments -- net ...     1,541,729          478,651         (437,793)      (147,252)        (248,733)        4,404
    Foreign currency
      transactions --  net        (4,455)          25,112                0              0                0           (17)
                             -----------       ----------       ----------       --------       ----------       -------
    Total unrealized
      appreciation
      (depreciation) on
      investments and foreign
      currency transactions    1,537,274          503,763         (437,793)      (147,252)        (248,733)        4,387
                             -----------       ----------       ----------       --------       ----------       -------
  Net gain (loss) on
    investments and
    foreign currency
    transactions .........    11,467,670        1,352,496       (1,154,521)       (92,663)        (297,060)        4,351
                             -----------       ----------       ----------       --------       ----------       -------
NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS $40,571,831       $2,368,428       $  196,850       $280,174       $  848,358       $41,871
                             ===========       ==========       ==========       ========       ==========       =======

               See accompanying notes to financial statements.

                                            LOOMIS SAYLES FUNDS
-----------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                      Growth                            Core Value
                                          -----------------------------       -----------------------------
                                             Year Ended December 31,             Year Ended December 31,
                                          -----------------------------       -----------------------------
                                              1996              1995              1996              1995
                                          -----------       -----------       -----------       -----------
FROM OPERATIONS
  Net investment income (loss)            $  (200,707)      $  (123,890)      $   569,067       $   521,147
  Net realized gain (loss) on
    investments .....................      10,636,248         4,581,895         4,564,278         3,594,928
  Unrealized appreciation
    (depreciation) on
    investments .....................      (2,736,567)        6,679,650         2,599,063         5,292,649
                                          -----------       -----------       -----------       -----------
    Increase (decrease) in net
      assets from operations ........       7,698,974        11,137,655         7,732,408         9,408,724
                                          -----------       -----------       -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .............               0                 0          (559,278)         (513,067)
  Net realized gain on investments ..     (10,947,610)       (3,016,659)       (4,547,630)       (2,633,743)
                                          -----------       -----------       -----------       -----------
                                          (10,947,610)       (3,016,659)       (5,106,908)       (3,146,810)
                                          -----------       -----------       -----------       -----------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from the sale of shares ..       8,655,405         6,743,238         8,135,687         9,763,336
  Net asset value of shares issued in
    connection with the reinvestment of:
    Dividends from net investment
      income ........................               0                 0           539,962           498,057
    Distributions from net realized
      gain on investments ...........      10,831,597         2,999,240         4,435,655         2,571,637
                                          -----------       -----------       -----------       -----------
                                           19,487,002         9,742,478        13,111,304        12,833,030
  Cost of shares redeemed ...........     (21,752,227)       (9,432,496)       (8,486,645)       (8,575,637)
                                          -----------       -----------       -----------       -----------
  Increase (decrease) in net assets
    derived from capital share
    transactions ....................      (2,265,225)          309,982         4,624,659         4,257,393
                                          -----------       -----------       -----------       -----------
    Total increase (decrease) in net
      assets ........................      (5,513,861)        8,430,978         7,250,159        10,519,307
NET ASSETS
  Beginning of the period ...........      45,010,772        36,579,794        36,465,296        25,945,989
                                          -----------       -----------       -----------       -----------
  End of the period .................     $39,496,911       $45,010,772       $43,715,455       $36,465,296
                                          ===========       ===========       ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ...........     $         0       $         0       $     8,080       $     7,159
                                          ===========       ===========       ===========       ===========
  End of the period .................     $    11,723       $         0       $    17,869       $     8,080
                                          ===========       ===========       ===========       ===========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ....         544,697           455,569           529,829           685,323
  Issued in connection with the
    reinvestment of:
    Dividends from net investment
      income ........................               0                 0            34,377            34,349
    Distributions from net realized
      gain on  investments ..........         781,186           197,448           282,963           177,354
                                          -----------       -----------       -----------       -----------
                                            1,325,883           653,017           847,169           897,026
  Redeemed ..........................      (1,336,333)         (630,949)         (548,491)         (592,596)
                                          -----------       -----------       -----------       -----------
  Net change ........................         (10,450)           22,068           298,678           304,430
                                          ===========       ===========       ===========       ===========

               See accompanying notes to financial statements.

                                            LOOMIS SAYLES FUNDS
-----------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                       Small Cap Value                   International Equity
                                               ------------------------------       -----------------------------
                                                   Year Ended December 31,             Year Ended December 31,
                                               ------------------------------       -----------------------------
                                                   1996               1995              1996              1995
                                               ------------       -----------       -----------       -----------
FROM OPERATIONS
  Net investment income (loss) ............    $    899,050       $   239,916       $   816,303       $   910,017
  Net realized gain (loss) on:
    Investments ...........................      17,761,764        11,656,271         7,196,095           594,383
    Foreign currency transations ..........               0                 0        (2,186,541)        4,270,563
  Unrealized appreciation (depreciation) on:
    Investments ...........................      12,441,612        11,080,439         8,437,464           226,437
    Foreign currency transactions .........               0                 0            (5,261)              249
                                               ------------       -----------       -----------       -----------
    Increase (decrease) in net
      assets from  operations .............      31,102,426        22,976,626        14,258,060         6,001,649
                                               ------------       -----------       -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................        (847,132)         (224,360)         (566,307)         (910,769)
  Net realized gain on investments ........    (18,423,872)       (8,478,430)       (3,500,683)       (5,260,890)
                                               ------------       -----------       -----------       -----------
                                                (19,271,004)       (8,702,790)       (4,066,990)       (6,171,659)
                                               ------------       -----------       -----------       -----------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from the sale of shares .. .....      79,316,546        29,603,453        11,920,606        18,394,310
  Net asset value of shares issued in
    connection with the reinvestment of:
    Dividends from net investment income ..         724,414           189,254           386,808           650,344
    Distributions from net realized
      gain on investments .................      17,546,781         8,261,382         2,918,686         4,560,342
                                               ------------       -----------       -----------       -----------
                                                 97,587,741        38,054,089        15,226,100        23,604,996
  Cost of shares redeemed .................     (36,249,230)      (34,998,594)      (14,242,945)      (17,135,420)
                                               ------------       -----------       -----------       -----------
  Increase (decrease) in net assets derived
    from capital share transactions .......      61,338,511         3,055,495           983,155         6,469,576
                                               ------------       -----------       -----------       -----------
    Total increase (decrease) in net assets      73,169,933        17,329,331        11,174,225         6,299,566
NET ASSETS
  Beginning of the period .................      90,454,935        73,125,604        79,488,210        73,188,644
                                               ------------       -----------       -----------       -----------
  End of the period .......................    $163,624,868       $90,454,935       $90,662,435       $79,488,210
                                               ============       ===========       ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .................    $     15,556       $         0       $    26,969       $    30,955
                                               ============       ===========       ===========       ===========
  End of the period .......................    $     67,474       $    15,556       $    25,444       $    26,969
                                               ============       ===========       ===========       ===========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ..........       4,541,136         1,963,189           960,299         1,461,365
  Issued in connection with the
    reinvestment of:
    Dividends from net investment income ..          42,007            12,525            29,706            56,064
    Distributions from net realized
      gain on investments .................       1,015,703           546,749           223,502           393,133
                                               ------------       -----------       -----------       -----------
                                                  5,598,846         2,522,463         1,213,507         1,910,562
  Redeemed ................................      (2,093,985)       (2,308,929)       (1,149,339)       (1,386,940)
                                               ------------       -----------       -----------       -----------
  Net change ..............................       3,504,861           213,534            64,168           523,622
                                               ============       ===========       ===========       ===========
               See accompanying notes to financial statements.

                               LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                            Worldwide
                                                   ---------------------------
                                                   The period May 1, 1996 (*)
                                                             through
                                                        December 31, 1996
                                                   ---------------------------
FROM OPERATIONS
  Net investment income (loss)                                 $  143,724
  Net realized gain (loss) on:
    Investments                                                   (11,121)
    Foreign currency transactions                                   4,393
  Unrealized appreciation (depreciation) on:
    Investments                                                   292,711
    Foreign currency transactions                                    (160)
                                                               ----------
    Increase (decrease) in net assets from operations             429,547
                                                               ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                          (140,138)
                                                               ----------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from the sale of shares                              4,759,937
  Net asset value of shares issued in connection with the
    reinvestment of:
    Dividends from net investment income                          140,137
                                                               ----------
                                                                4,900,074
  Cost of shares redeemed                                               0
                                                               ----------
  Increase (decrease) in net assets derived from
    capital share transactions                                  4,900,074
                                                               ----------
    Total increase (decrease) in net assets                     5,189,483
NET ASSETS
  Beginning of the period                                              10
                                                               ----------
  End of the period                                            $5,189,493
                                                               ==========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period                                      $        0
                                                               ==========
  End of the period                                            $   12,271
                                                               ==========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares                                  475,045
  Issued in connection with the reinvestment of:
    Dividends from net investment income                           13,134
    Distributions from net realized gain on investments                 0
                                                               ----------
                                                                  488,179
  Redeemed                                                              0
                                                               ----------
  Net change                                                      488,179
                                                               ==========
(*)Commencement of Operations.

               See accompanying notes to financial statements.

                                            LOOMIS SAYLES FUNDS
-----------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                    Bond                             Global Bond
                                        -------------------------------       -----------------------------
                                          Year Ended December 31,              Year Ended December 31,
                                        -------------------------------       -----------------------------
                                            1996               1995               1996              1995
                                        ------------       ------------       -----------       -----------
FROM OPERATIONS
  Net investment income ............    $ 29,104,161       $ 12,725,174       $ 1,015,932       $ 1,159,866
  Net realized gain (loss) on:
    Investments ....................       9,916,047          3,447,177           592,117        (1,498,225)
    Foreign currency transactions ..          14,349             73,512           256,616         1,239,618
  Unrealized appreciation
    (depreciation) on:
    Investments ....................       1,541,729         25,344,384           478,651         1,843,562
    Foreign currency transactions ..          (4,455)             5,808            25,112          (366,433)
                                        ------------       ------------       -----------       -----------
    Increase (decrease) in net
      assets from operations .......      40,571,831         41,596,055         2,368,428         2,378,388
                                        ------------       ------------       -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ............     (28,834,672)       (12,732,055)       (1,502,252)         (662,906)
  In excess of net investment income               0            (38,412)                0                 0
  Net realized gain on investments .     (10,362,123)        (1,623,664)                0                 0
                                        ------------       ------------       -----------       -----------
                                         (39,196,795)       (14,394,131)       (1,502,252)         (662,906)
                                        ------------       ------------       -----------       -----------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from sale of shares .....     380,541,907        177,617,553        18,653,771         2,253,543
  Net asset value of shares issued
    in connection with the
    reinvestment of:
    Dividends from net investment
      income .......................      23,025,701         10,366,906         1,145,834           591,588
    Distributions from net realized
      gain on investments ..........       8,749,675          1,355,342                 0                 0
                                        ------------       ------------       -----------       -----------
                                         412,317,283        189,339,801        19,799,605         2,845,131
  Cost of shares redeemed ..........    (128,158,663)       (43,817,094)       (4,457,214)      (19,840,371)
                                        ------------       ------------       -----------       -----------
  Increase (decrease) in net
    assets derived from capital
    share transactions .............     284,158,620        145,522,707        15,342,391       (16,995,240)
                                        ------------       ------------       -----------       -----------
    Total increase (decrease) in
      net assets ...................     285,533,656        172,724,631        16,208,567       (15,279,758)
NET ASSETS
  Beginning of the period ..........     255,710,157         82,985,526        10,304,305        25,584,063
                                        ------------       ------------       -----------       -----------
  End of the period ................    $541,243,813       $255,710,157       $26,512,872       $10,304,305
                                        ============       ============       ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..........    $     34,589       $      6,881       $   130,782       $  (311,874)
                                        ============       ============       ===========       ===========
  End of the period ................    $    537,972       $     34,589       $   (34,950)      $   130,782
                                        ============       ============       ===========       ===========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ...      30,770,089         15,342,582         1,525,167           202,475
  Issued in connection with the
    reinvestment of:
    Dividends from net investment
      income .......................       1,888,855            874,768            92,817            52,122
    Distributions from net realized
      gain on investments ..........         704,026            110,640                 0                 0
                                        ------------       ------------       -----------       -----------
                                          33,362,970         16,327,990         1,617,984           254,597
  Redeemed .........................     (10,467,220)        (3,771,731)         (375,310)       (1,954,416)
                                        ------------       ------------       -----------       -----------
  Net change .......................      22,895,750         12,556,259         1,242,674        (1,699,819)
                                        ============       ============       ===========       ===========

               See accompanying notes to financial statements.

                                            LOOMIS SAYLES FUNDS
-----------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                              U.S. Government Securities               Municipal Bond
                                            -----------------------------       ---------------------------
                                               Year Ended December 31,            Year Ended December 31,
                                            -----------------------------       ---------------------------
                                                1996              1995             1996             1995
                                            -----------       -----------       ----------       ----------
FROM OPERATIONS
  Net investment income ................... $ 1,351,371      $  1,160,540       $  372,837       $  361,208
  Net realized gain (loss) on
    investments ...........................    (716,728)          425,319           54,589           77,654
  Unrealized appreciation
    (depreciation) on investments .........    (437,793)        2,181,498         (147,252)         733,237
                                            -----------       -----------       ----------       ----------
    Increase (decrease) in net assets
      from operations .....................     196,850         3,767,357          280,174        1,172,099
                                            -----------       -----------       ----------       ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................  (1,334,711)       (1,161,263)        (372,889)        (361,164)
  Net realized gain on investments ........           0                 0          (65,728)         (28,145)
                                            -----------       -----------       ----------       ----------
                                             (1,334,711)       (1,161,263)        (438,617)        (389,309)
                                            -----------       -----------       ----------       ----------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from sale of shares ............   8,983,613         5,690,298        1,455,513          797,246
  Net asset value of shares issued in
    connection with the reinvestment of:
    Dividends from net investment
      income ..............................   1,274,113         1,106,365          263,016          261,821
    Distributions from net realized
      gain on investments .................           0                 0           52,895           22,507
                                            -----------       -----------       ----------       ----------
                                             10,257,726         6,796,663        1,771,424        1,081,574
  Cost of shares redeemed ................. (14,426,898)       (7,244,201)        (872,674)      (1,173,536)
                                            -----------       -----------       ----------       ----------
  Increase (decrease) in net assets
    derived from capital share transactions  (4,169,172)         (447,538)         898,750          (91,962)
                                            -----------       -----------       ----------       ----------
    Total increase (decrease) in net
      assets ..............................  (5,307,033)        2,158,556          740,307          690,828
NET ASSETS
  Beginning of the period .................  19,499,150        17,340,594        7,960,841        7,270,013
                                            -----------       -----------       ----------       ----------
  End of the period ....................... $14,192,117       $19,499,150       $8,701,148       $7,960,841
                                            ===========       ===========       ==========       ==========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ................. $    (1,533)      $     7,255       $    3,829       $    3,028
                                            ===========       ===========       ==========       ==========
  End of the period ....................... $    (4,942)      $    (1,533)      $    3,777       $    3,829
                                            ===========       ===========       ==========       ==========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ..........     864,647           559,951          130,141           71,573
  Issued in connection with the
    reinvestment of:
    Dividends from net investment
      income ..............................     129,259           108,429           23,403           23,555
    Distributions from net realized
      gain on investments .................           0                 0            4,717            1,957
                                            -----------       -----------       ----------       ----------
                                                993,906           668,380          158,261           97,085
  Redeemed ................................  (1,418,646)         (717,258)         (77,656)        (105,539)
                                            -----------       -----------       ----------       ----------
  Net change ..............................    (424,740)          (48,878)          80,605           (8,454)
                                            ===========       ===========       ==========       ==========

               See accompanying notes to financial statements.

                                            LOOMIS SAYLES FUNDS
-----------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                      Short-Term Bond                         High Yield
                                               -----------------------------       ---------------------------------
                                                  Year Ended December 31,          The period September 11, 1996 (*)
                                               -----------------------------                  through
                                                 1996              1995                  December 31, 1996
                                               -----------       -----------       ---------------------------------
FROM OPERATIONS
  Net investment income ...................    $ 1,145,418       $ 1,607,847              $   37,520
  Net realized gain (loss) on:
    Investments ...........................        (48,327)         (206,571)                      0
    Foreign currency transactions .........              0                 0                     (36)
  Unrealized appreciation depreciation) on:
    Investments ...........................       (248,733)        1,090,876                   4,404
    Foreign currency transactions .........              0                 0                     (17)
                                               -----------       -----------              ----------
    Increase (decrease) in net
      assets from  operations .............        848,358         2,492,152                  41,871
                                               -----------       -----------              ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................     (1,145,361)       (1,607,847)                (36,708)
  In excess of net investment income ......              0              (366)                      0
                                               -----------       -----------              ----------
                                                (1,145,361)       (1,608,213)                (36,708)
                                               -----------       -----------              ----------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from sale of shares ............     12,426,078        25,274,557               1,915,483
  Net asset value of shares issued in
    connection with the reinvestment of:
    Dividends from net investment income ..      1,027,017         1,534,306                  30,815
                                               -----------       -----------              ----------
                                                13,453,095        26,808,863               1,946,298
  Cost of shares redeemed .................    (20,966,857)      (21,093,620)                (12,581)
                                               -----------       -----------              ----------
  Increase (decrease) in net assets derived
    from capital share transactions .......     (7,513,762)        5,715,243               1,933,717
                                               -----------       -----------              ----------
    Total increase (decrease) in net assets     (7,810,765)        6,599,182               1,938,880
NET ASSETS
  Beginning of the period .................     26,039,432        19,440,250                      10
                                               -----------       -----------              ----------
  End of the period .......................    $18,228,667       $26,039,432              $1,938,890
                                               ===========       ===========              ==========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .................    $     8,066       $         0              $        0
                                               ===========       ===========              ==========
  End of the period .......................    $    10,736       $     8,066              $    8,960
                                               ===========       ===========              ==========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ..........      1,283,882         2,610,568                 189,979
  Issued in connection with the
    reinvestment of:
    Dividends from net investment income ..        106,059           158,326                   3,048
    Distributions from net realized gain on
      investments .........................              0                 0                       0
                                               -----------       -----------              ----------
                                                 1,389,941         2,768,894                 193,027
  Redeemed ................................     (2,163,540)       (2,169,448)                 (1,234)
                                               -----------       -----------              ----------
  Net change ..............................       (773,599)          599,446                 191,793
                                               ===========       ===========              ==========
(*)Commencement of Operations.

               See accompanying notes to financial statements.
                              LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          Growth Fund
                                               ------------------------------------------------------------------
                                                                    Year Ended December 31,
                                               ------------------------------------------------------------------
                                                    1996          1995          1994          1993          1992
                                                    -----         -----         -----         -----         -----
Net asset value, beginning of period .......      $ 15.27       $ 12.50       $ 13.02       $ 12.46       $ 12.01
                                                  -------       -------       -------       -------       -------
Income from investment operations --
  Net investment income (loss) .............        (0.07)        (0.00)        (0.02)         0.00         (0.04)
  Net realized and unrealized gain (loss) on
    investments                                      3.08          3.86         (0.45)         1.16          0.49
                                                  -------       -------       -------       -------       -------
      Total from investment operations .....         3.01          3.86         (0.47)         1.16          0.45
                                                  -------       -------       -------       -------       -------
Less distributions --
  Distributions from net realized capital
    gains ..................................        (4.84)        (1.09)        (0.04)        (0.60)         0.00
  Distributions from capital ...............         0.00          0.00         (0.01)         0.00          0.00
                                                  -------        ------       - -----       -------       -------
      Total distributions ..................        (4.84)        (1.09)        (0.05)        (0.60)         0.00
                                                  -------       -------       - -----       -------       -------
Net asset value, end of period .............      $ 13.44       $ 15.27       $ 12.50       $ 13.02       $ 12.46
                                                  =======       =======       =======       =======       =======
Total return (%) ...........................         19.9          30.9          (3.7)          9.3           3.8
Net assets, end of period (000) ............      $39,497       $45,011       $36,580       $32,385       $24,451
Ratio of operating expenses to average net
  assets (%) ...............................         1.10          1.08          1.16          1.20          1.50
Ratio of net investment income to average
  net assets (%) ...........................        (0.47)        (0.29)        (0.14)        (0.17)        (0.45)
Portfolio turnover rate (%) ................           99            48            46            64            98
Average commission rate* ...................      $0.0600          --            --            --            --
The ratios of expenses to average net
 assets without giving effect to the
 voluntary expense limitations described
 in Note 3 to the Financial Statements
  would have been (%) ......................         1.10          1.08          1.16          1.20          1.51
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements net investment
  income per share would have been: ........      $ (0.07)      $  0.00       $ (0.02)      $  0.00       $ (0.04)

----------
*For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

               See accompanying notes to financial statements.

                              LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        Core Value Fund
                                               ------------------------------------------------------------------
                                                                    Year Ended December 31,
                                               ------------------------------------------------------------------
                                                    1996          1995          1994          1993          1992
                                                    -----         -----         -----         -----         -----
Net asset value, beginning of period .......      $ 14.57       $ 11.80       $ 12.49       $ 11.53       $ 10.54
                                                  -------       -------       -------       -------       -------
Income from investment operations --
  Net investment income ....................         0.22          0.23          0.15          0.13          0.13
  Net realized and unrealized gain (loss) on
    investments ............................         2.83          3.93         (0.26)         1.24          1.36
                                                  -------       -------       -------       -------       -------
      Total from investment operations .....         3.05          4.16         (0.11)         1.37          1.49
                                                  -------       -------       -------       -------       -------
Less distributions --
  Dividends from net investment income .....        (0.22)        (0.23)        (0.15)        (0.12)        (0.13)
  Distributions from net realized capital
    gains ..................................        (1.80)        (1.16)        (0.43)        (0.29)        (0.37)
                                                  -------       -------       -------       -------       -------
      Total distributions ..................        (2.02)        (1.39)        (0.58)        (0.41)        (0.50)
                                                  -------       -------       -------       -------       -------
Net asset value, end of period .............      $ 15.60       $ 14.57       $ 11.80       $ 12.49       $ 11.53
                                                  =======       =======       =======       =======       =======
Total return (%) ...........................         21.2          35.2          (0.9)         11.9          14.1
Net assets, end of period (000) ............      $43,715       $36,465       $25,946       $20,657       $12,279
Ratio of operating expenses to average net
  assets (%) ...............................         1.13          1.20          1.33          1.50          1.50
Ratio of net investment income to average
  net assets (%) ...........................         1.44          1.61          1.28          1.23          1.42
Portfolio turnover rate (%) ................           58            60            48            53            67
Average commission rate* ...................      $0.0583           --            --            --            --
The ratios of expenses to average net
 assets without giving effect to the
 voluntary expense limitations described
 in Note 3 to the Financial Statements
  would have been (%) ......................         1.13          1.20          1.33          1.56          2.19
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements net investment
  income per share would have been: ........      $  0.22        $ 0.23        $ 0.15        $ 0.12        $ 0.07

----------
*For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

               See accompanying notes to financial statements.

                              LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     Small Cap Value Fund
                                               ------------------------------------------------------------------
                                                                    Year Ended December 31,
                                               ------------------------------------------------------------------
                                                    1996          1995          1994          1993          1992
                                                    -----         -----         -----         -----         -----
Net asset value, beginning of period ......      $  15.33        $ 12.86       $ 14.13        $ 12.88       $ 12.49
                                                 --------        -------       -------        -------       -------
Income from investment operations --
  Net investment income (loss) ............          0.11           0.04         (0.04)          0.00         (0.06)
  Net realized and unrealized gain (loss)
    on investments ........................          4.47           4.06         (1.12)          3.15          1.67
                                                 --------        -------       -------        -------       -------
      Total from investment operations ....          4.58           4.10         (1.16)          3.15          1.61
                                                 --------        -------       -------        -------       -------
Less distributions --
  Dividends from net investment income ....         (0.11)         (0.04)         0.00           0.00          0.00
  Distributions from net realized capital
    gains .................................         (2.41)         (1.59)        (0.11)         (1.90)        (1.22)
                                                 --------        -------       -------        -------       -------
      Total distributions .................         (2.52)        (1.63)         (0.11)         (1.90)        (1.22)
                                                 --------        ------        ------         -------       -------
Net asset value, end of period ............      $  17.39        $ 15.33       $ 12.86        $ 14.13       $ 12.88
                                                 ========        =======        ======        =======       =======
Total return (%) ..........................          30.4           32.1          (8.2)          24.7          13.1
Net assets, end of period (000) ...........      $163,625        $90,455       $73,126        $67,553       $39,244
Ratio of operating expenses to average net
  assets (%) ..............................          1.19           1.25          1.27           1.35          1.50
Ratio of net investment income to average
  net assets (%) ..........................          0.80           0.29         (0.30)         (0.38)        (0.79)
Portfolio turnover rate (%) ...............            73            155            87            106           109
Average commisstion rate* .................      $ 0.0567            --            --             --            --
The ratios of expenses to average net
  assets without giving effect to the
  voluntary expense limitations described
  in Note 3 to the Financial Statements
  would have been (%) .....................          1.19           1.25          1.27           1.35          1.66
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements net
  investment income per share would have
  been: ...................................        $ 0.11        $  0.04       $ (0.04)       $  0.00        $(0.07)

----------
*For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

               See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                   International Equity Fund
                                               ------------------------------------------------------------------
                                                                    Year Ended December 31,
                                               ------------------------------------------------------------------
                                                    1996          1995          1994          1993          1992
                                                    -----         -----         -----         -----         -----
Net asset value, beginning of period .......      $ 11.65       $ 11.61       $ 12.90       $  9.64       $ 10.27
                                                  -------       -------       -------       -------       -------
Income from investment operations --
  Net investment income ....................         0.12          0.14          0.15          0.11          0.10
  Net realized and unrealized gain (loss) on
    investments                                      2.01          0.87         (0.38)         3.61         (0.62)
                                                  -------       -------       -------       -------       -------
      Total from investment operations .....         2.13          1.01         (0.23)         3.72         (0.52)
                                                  -------       -------       -------       -------       -------
Less distributions --
  Dividends from net investment income .....        (0.09)        (0.14)        (0.14)        (0.10)        (0.10)
  Distributions from net realized capital
    gains ..................................        (0.53)        (0.83)        (0.92)        (0.36)        (0.01)
                                                  -------       -------       -------       -------       -------
      Total distributions ..................        (0.62)        (0.97)        (1.06)        (0.46)        (0.11)
                                                  -------       -------       -------       -------       -------
Net asset value, end of period .............      $ 13.16       $ 11.65        $11.61       $ 12.90       $  9.64
                                                  =======       =======       =======       =======       =======

Total return (%) ...........................         18.3           8.7          (1.8)         38.5          (5.1)
Net assets, end of period (000) ............      $90,662       $79,488       $73,189       $56,560       $14,937
Ratio of operating expenses to average net
  assets (%) ...............................         1.42          1.45          1.46          1.50          1.50
Ratio of net investment income to average
  net assets (%) ...........................         0.96          1.16          1.30          1.20          1.64
Portfolio turnover rate (%) ................          151           133           116           128           101
Average commission rate* ...................      $0.0013           --            --            --            --
The ratios of expenses to average net
  assets without giving effect to the
  voluntary expense limitations described
  in Note 3 to the Financial Statements
  would have been (%) ......................         1.42          1.45          1.46          1.72          2.77
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements net investment
  income per share would have been: ........      $  0.12       $  0.14       $  0.15       $  0.09      $   0.02

----------
*For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

               See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
                                                               Worldwide Fund
                                                               --------------
                                                                   May 1* to
                                                               December 31, 1996
                                                              -----------------
Net asset value, beginning of period .........................     $ 10.00
                                                                   -------
Income from investment operations --
  Net investment income ......................................        0.30
  Net realized and unrealized gain (loss) on investments .....        0.63
                                                                   -------
      Total from investment operations .......................        0.93
                                                                   -------
Less distributions --
  Dividends from net investment income .......................       (0.30)
  Distributions from net realized capital gains ..............        0.00
                                                                   -------
      Total distributions ....................................       (0.30)
                                                                   -------
Net asset value, end of period ...............................     $ 10.63
                                                                   =======
Total return (%) .............................................         9.2
Net assets, end of period (000) ..............................     $ 5,189
Ratio of operating expenses to average net assets (%) ........        1.00**
Ratio of net investment income to average net assets (%) .....        4.62**
Portfolio turnover rate (%) ..................................          76**
Average Commission Rate*** ...................................     $0.0278
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have
  been (%) ...................................................        3.72
Without giving effect to the voluntary expense limitations described in Note 3 to the Financial Statements net investment income per
  share would have been: .....................................     $  0.13
----------
  (*)Commencement of operations.
 (**)Computed on an annualized basis.
(***)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

               See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                          Bond Fund
                                              -------------------------------------------------------------------
                                                                   Year Ended December 31,
                                              -------------------------------------------------------------------
                                                  1996            1995          1994          1993         1992
                                                  ----            ----          ----          ----         ----
Net asset value, beginning of period .....      $  12.29       $  10.05       $ 11.37       $ 10.36       $ 10.23
                                                --------       --------       -------       -------       -------
Income from investment operations --
  Net investment income ..................          0.86           0.82          0.83          0.84          0.76
  Net realized and unrealized gain (loss)
    on investments .......................          0.35           2.32         (1.29)         1.43          0.67
                                                --------       --------       -------       -------       -------
      Total from investment operations ...          1.21           3.14         (0.46)         2.27          1.43
                                                --------       --------       -------       -------       -------
Less distributions --
  Dividends from net investment income ...         (0.86)         (0.82)        (0.84)        (0.81)        (0.76)
  Distributions in excess of net
    investment income ....................          0.00           0.00         (0.02)         0.00          0.00
  Distributions from net realized capital
    gains ................................         (0.26)         (0.08)         0.00         (0.45)        (0.54)
                                                --------       --------       -------       -------       -------
      Total distributions ................         (1.12)         (0.90)        (0.86)        (1.26)        (1.30)
                                                --------       --------       -------       -------       -------
Net asset value, end of period ...........      $  12.38       $  12.29       $ 10.05       $ 11.37       $ 10.36
                                                ========       ========       =======       =======       =======
Total return (%) .........................          10.3           32.0          (4.1)         22.2          14.3
Net assets, end of period (000) ..........      $541,244       $255,710       $82,985       $64,222       $18,472
Ratio of operating expenses to average net
  assets (%) .............................          0.75           0.79          0.84          0.94          1.00
Ratio of net investment income to average
  net assets (%) .........................          7.93           8.34          7.92          8.26          7.50
Portfolio turnover rate (%) ..............            42             35            87           170           101
The ratios of expenses to average net
  assets without giving effect to the
  voluntary expense limitations
  described in Note 3 to the Financial
  Statements would have been (%) .........          0.75           0.79          0.84          0.94          1.55
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements net
  investment income per share would have
  been: ..................................        $ 0.86       $   0.82       $  0.83       $  0.84       $  0.70

               See accompanying notes to financial statements.

                              LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        Global Bond Fund
                                               ------------------------------------------------------------------
                                                                    Year Ended December 31,
                                               ------------------------------------------------------------------
                                                    1996          1995          1994          1993          1992
                                                    -----         -----         -----         -----         -----
Net asset value, beginning of period .......      $ 11.39       $  9.82       $ 11.06       $ 10.32       $ 11.38
                                                  -------       -------       -------       -------       -------
Income from investment operations --
  Net investment income ....................         0.44          1.04          0.67          0.54          0.70
  Net realized and unrealized gain (loss) on
    investments ............................         1.27          1.31         (1.63)         0.96         (0.60)
                                                  -------       -------       -------       -------       -------
      Total from investment operations .....         1.71          2.35         (0.96)         1.50          0.10
                                                  -------       -------       -------       -------       -------
Less distributions --
  Dividends from net investment income .....        (0.75)        (0.78)        (0.04)        (0.49)        (0.77)
  Distributions from net realized capital
    gains ..................................         0.00          0.00          0.00         (0.27)        (0.39)
  Distributions from capital ...............         0.00          0.00         (0.24)         0.00          0.00
                                                  -------       -------       -------       -------       -------
      Total distributions ..................        (0.75)        (0.78)        (0.28)        (0.76)        (1.16)
                                                  -------       -------       -------       -------       -------
Net asset value, end of period .............      $ 12.35       $ 11.39       $  9.82       $ 11.06       $ 10.32
Total return (%) ...........................         15.0          23.9          (8.7)         14.6           0.8
Net assets, end of period (000) ............      $26,513       $10,304       $25,584       $21,378       $ 9,968
Ratio of operating expenses to average net
  assets (%) ...............................         1.50          1.50          1.30          1.50          1.50
Ratio of net investment income to average
  net assets (%) ...........................         6.37          8.17          7.02          5.54          6.99
Portfolio turnover rate (%) ................          131           148           153           150            72
The ratios of expenses to average net
  assets without giving effect to the
  voluntary expense limitations described
  in Note 3 to the Financial Statements
  would have been (%) ......................         1.77          1.69          1.30          1.51          2.58
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements net investment
  income per share would have been: ........      $  0.42       $  1.02       $  0.67       $  0.54       $  0.59

               See accompanying notes to financial statements.
FINANCIAL HIGHLIGHTS

                                                                U.S. Government Securities Fund
                                               ------------------------------------------------------------------
                                                                    Year Ended December 31,
                                               ------------------------------------------------------------------
                                                    1996           1995          1994          1993          1992
                                                    -----          -----         -----         -----         -----
Net asset value, beginning of period .......       $ 10.64        $  9.22       $ 10.53       $ 10.45       $ 10.77
                                                   -------        -------       -------       -------       -------
Income from investment operations --
  Net investment income ....................          0.68           0.66          0.64          0.64          0.64
  Net realized and unrealized gain (loss) on
    investments ............................         (0.57)          1.42         (1.30)         1.00          0.27
                                                   -------         ------       -------       -------       -------
      Total from investment operations .....          0.11           2.08         (0.66)         1.64          0.91
                                                   -------         ------       -------       -------       -------
Less distributions --
  Dividends from net investment income .....         (0.67)         (0.66)        (0.65)        (0.65)        (0.59)
  Distributions from net realized capital
    gains ..................................          0.00           0.00          0.00         (0.91)        (0.64)
                                                   -------         ------       -------       -------       -------
      Total distributions ..................         (0.67)         (0.66)        (0.65)        (1.56)        (1.23)
                                                   -------        -------       -------       -------       -------
Net asset value, end of period .............       $ 10.08        $ 10.64       $  9.22       $ 10.53       $ 10.45
                                                   =======        =======       =======       =======       =======
Total return (%) ...........................           1.3           23.0          (6.3)         15.7           8.8
Net assets, end of period (000) ............       $14,192        $19,499       $17,341       $18,317       $10,899
Ratio of operating expenses to average net
  assets (%) ...............................          1.00           1.00          1.00          1.00          1.00
Ratio of net investment income to average
  net assets (%) ...........................          6.23           6.47          6.60          5.95          6.54
Portfolio turnover rate (%) ................           137            169           242           277           344
The ratios of expenses to average net
  assets without giving effect to the
  voluntary expense limitations described
  in Note 3 to the Financial Statements
  would have been (%) ......................          1.19           1.22          1.22          1.29          2.01
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements net investment
  income per share would have been: ........       $  0.66        $  0.64       $  0.62       $  0.61       $  0.54

               See accompanying notes to financial statements.
FINANCIAL HIGHLIGHTS

                                                                      Municipal Bond Fund
                                               ------------------------------------------------------------------
                                                                    Year Ended December 31,
                                               ------------------------------------------------------------------
                                                    1996          1995          1994          1993          1992
                                                    -----         -----         -----         -----         -----
Net asset value, beginning of period .......       $11.53        $10.41        $11.54        $10.95        $10.55
                                                   ------        ------        ------        ------        ------
Income from investment operations --
  Net investment income ....................         0.52          0.52          0.52          0.51          0.51
  Net realized and unrealized gain (loss) on
    investments                                     (0.15)         1.16         (1.13)         0.74          0.46
                                                   ------        ------        ------        ------        ------
      Total from investment operations .....         0.37          1.68         (0.61)         1.25          0.97
                                                   ------        ------        ------        ------        ------
Less distributions --
  Dividends from net investment income .....        (0.52)        (0.52)        (0.52)        (0.51)        (0.51)
  Distributions from net realized capital
    gains ..................................        (0.09)        (0.04)         0.00         (0.15)        (0.06)
                                                   ------        ------        ------        ------        ------
      Total distributions ..................        (0.61)        (0.56)        (0.52)        (0.66)        (0.57)
                                                   ------        ------        ------        ------        ------
Net asset value, end of period .............       $11.29        $11.53        $10.41        $11.54        $10.95
                                                   ======        ======        ======        ======        ======
Total return (%) ...........................          3.3          16.5          (5.4)         11.6           9.4
Net assets, end of period (000) ............       $8,701        $7,961        $7,270        $5,160        $2,200
Ratio of operating expenses to average net
  assets (%) ...............................         1.00          1.00          1.00          1.00          1.00
Ratio of net investment income to average
net assets (%) .............................         4.61          4.72          4.79          4.50          4.81
Portfolio turnover rate (%) ................           38            41            28            36            32
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the Financial Statements would have been
  (%) ......................................         2.31          2.02          2.37          3.22          7.65
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements net investment
  income per share would have been: ........       $ 0.37        $ 0.41        $ 0.37        $ 0.26        $(0.19)

               See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                   Short-Term Bond Fund
                                         ------------------------------------------------------------------------
                                                        Year Ended December 31,                      August 3* to
                                         ----------------------------------------------------        December 31,
                                              1996          1995          1994          1993             1992
                                              ----          ----          ----          ----         ------------
Net asset value, beginning of period .      $  9.81       $  9.46       $  9.95       $  9.87           $10.00
                                            -------       -------       -------       -------           ------
Income from investment operations --
  Net investment income ..............         0.55          0.63          0.66          0.59             0.22
  Net realized and unrealized gain
    (loss) on investments ............        (0.11)         0.35         (0.49)         0.08            (0.13)
                                            -------       -------       -------       -------           ------
      Total from investment operations         0.44          0.98          0.17          0.67             0.09
                                            -------       -------       -------       -------           ------
Less distributions --
  Dividends from net investment income        (0.55)        (0.63)        (0.66)        (0.59)           (0.22)
  Distributions from net realized
    capital gains ....................         0.00          0.00          0.00          0.00             0.00
                                            -------       -------       -------       -------           ------
      Total distributions ............        (0.55)        (0.63)        (0.66)        (0.59)           (0.22)
                                            -------       -------       -------       -------           ------
Net asset value, end of period .......      $  9.70       $  9.81       $  9.46       $  9.95           $ 9.87
                                            =======       =======       =======       =======           ======
Total return (%) .....................          4.7          10.6           1.8           7.0              0.9
Net assets, end of period (000) ......      $18,229       $26,039       $19,440       $15,226           $5,121
Ratio of operating expenses to average
  net assets (%) .....................         1.00          1.00          1.00          1.00             1.00**
Ratio of net investment income to
  average net assets (%) .............         5.69          6.46          6.88          5.97             5.49**
Portfolio turnover rate (%) ..........          120           214            34            81               31**
The ratios of expenses to average net
  assets without giving effect to the
  voluntary expense limitations
  described in Note 3 to the Financial
  Statements would have been (%) .....         1.17          1.03          1.33          1.55             3.74**
Without giving effect to the voluntary
  expense limitations described in
  Note 3 to the Financial Statements
  net investment income per share
  would have been: ...................      $  0.53       $  0.62       $  0.63       $  0.54           $ 0.11

----------
 (*)Commencement of operations.
(**)Computed on an annualized basis.

               See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                         High Yield Fund
                                                                      ---------------------
                                                                        September 11* to
                                                                        December 31, 1996
                                                                      ---------------------
Net asset value, beginning of period ...............................         $10.00
                                                                             ------
Income from investment operations --
  Net investment income ............................................           0.20
  Net realized and unrealized gain (loss) on investments ...........           0.11
                                                                             ------
      Total from investment operations .............................           0.31
                                                                             ------
Less distributions --
  Dividends from net investment income .............................          (0.20)
  Distributions from net realized capital gains ....................           0.00
                                                                             ------
      Total distributions ..........................................          (0.20)
                                                                             ------
Net asset value, end of period .....................................         $10.11
                                                                             ======
Total return (%) ...................................................            3.1
Net assets, end of period (000) ....................................         $1,939
Ratio of operating expenses to average net assets (%) ..............            0.75**
Ratio of net investment income to average net assets (%) ...........            8.85**
Portfolio turnover rate (%) ........................................               0**
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have
  been (%) .........................................................           12.06**
Without giving effect to the voluntary expense limitations described in Note 3 to the Financial Statements net investment income per
  share would have been: ...........................................         $(0.05)

----------
 (*)Commencement of operations.
(**)Computed on an annualized basis.

               See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENT -- December 31, 1996

1. The Loomis Sayles Funds are a group of eleven no-load mutual funds (the "Funds").

    Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

    Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

    The Trust consists of the following funds:

    FUND                                  FUND
    ----                                  ----
    Loomis Sayles Growth Fund             Loomis Sayles Worldwide Fund
    Loomis Sayles Core Value Fund         Loomis Sayles Bond Fund
      (Formerly Loomis Sayles Growth &    Loomis Sayles Global Bond Fund
      Income Fund)                        Loomis Sayles U.S. Government
    Loomis Sayles Small Cap Value Fund      Securities Fund
      (Formerly Loomis Sayles Small Cap   Loomis Sayles Municipal Bond Fund
      Fund)                               Loomis Sayles Short-Term Bond Fund
    Loomis Sayles International Equity    Loomis Sayles High Yield Fund
      Fund

    On September 12, 1996, the Trustees of the Trust approved issuing Institutional and Retail Class shares of each Fund except for the U.S. Government Securities Fund and Municipal Bond Fund which will issue only Institutional Class shares. Except for certain categories of investors (as set forth in the relevant prospectus) the purchase of Institutional Class shares, which are not subject to any distribution fees, requires a minimum investment of $1 million. Except for certain categories of investors (as set forth in the relevant prospectus) the purchase of Retail Class shares, which are subject to distribution fees at the annual rate of 0.25% of the average net assets pursuant to a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, requires a minimum investment of $250,000. Beginning January 2, 1997, these classes were offered for sale.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION -- Equity securities listed on an established securities exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing service which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) are carried at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their Custodian, receive the delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 100% of the repurchase price. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

    The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

    Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

    FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund that may invest in foreign securities upon the purchase or sale of a security denominated in a foreign currency, may enter into forward foreign currency contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. In such cases, the Funds have not realized currency gains or losses between the trade and settlement dates on these security transactions.

    In addition, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount, a foreign currency in which securities held are denominated to hedge against anticipated declines in the value of the currency the adviser believes may adversely affect the value of the Fund's portfolio securities.

    Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying price of a Fund's investment securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount and is reduced by the amortization of premium. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

E. WHEN-ISSUED SECURITIES -- Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transactions. The securities so purchased are subject to market fluctuation during this period. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments. At December 31, 1996 the Funds held no such commitments.

F. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The equity funds, the Worldwide Fund and the Global Bond Fund pay their net investment income to shareholders annually. The Bond, High Yield and U.S. Government Securities Funds pay their net investment income quarterly. Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. The Municipal Bond Fund and Short-Term Bond Fund dividends are declared daily to shareholders of record at the time and are paid monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarly due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

H. ORGANIZATION EXPENSE -- Costs incurred in 1991 in connection with the Funds' organization, amounting to approximately $149,700 in the aggregate, were allocated equally among the eight then existing Funds, were paid by such Funds and were amortized equally by each of such Funds over 60 months.

    In 1992, costs approximating $7,800 were incurred in connection with the organization of the Short-Term Bond Fund. These costs were paid by the Fund and are being amortized by the Fund over 60 months.

    In 1996, costs approximating $12,400 were incurred in connection with the organization of the Worldwide Fund. These costs were paid by the Fund and are being amortized by the Fund as follows: $7,900 over 12 months and $4,500 over 60 months.

    In 1996 costs approximating $24,600 were incurred in connection with the organization of the High Yield Fund. These costs were paid by the Fund and are being amortized as follows: $16,100 over 12 months and $8,500 over 60 months.

2. PURCHASE AND SALE OF SECURITIES (excluding short-term investments) for each Fund for the year ended December 31, 1996, were as follows:

                                                       PURCHASES
                                              ------------------------------
   FUND                                       U.S. GOVERNMENT        OTHER
   ----                                       ---------------        -----
   Growth Fund ...............................                    $ 42,699,231
   Core Value Fund ...........................                      22,149,698
   Small Cap Value Fund ......................                     103,886,962
   International Equity Fund .................                     121,393,262
   Worldwide Fund* ...........................                       8,052,380
   Bond Fund .................................   $100,070,200      311,986,046
   Global Bond Fund ..........................      4,978,211       29,306,932
   U.S. Government Securities Fund ...........     25,916,766        2,682,297
   Municipal Bond Fund .......................                       3,668,191
   Short-Term Bond Fund ......................     12,119,252       11,657,861
   High Yield Fund** .........................                       1,852,215

                                                         SALES
                                              ------------------------------
    FUND                                      U.S. GOVERNMENT        OTHER
    ----                                      ---------------        -----
   Growth Fund ...............................                    $ 57,127,046
   Core Value Fund ...........................                      22,401,627
   Small Cap Value Fund ......................                      73,498,219
   International Equity Fund .................                     126,348,924
   Worldwide Fund* ...........................                       3,351,714
   Bond Fund .................................   $ 29,262,898      121,609,686
   Global Bond Fund ..........................      1,990,797       17,425,807
   U.S. Government Securities Fund ...........     22,911,768        9,696,758
   Municipal Bond Fund .......................                       2,972,167
   Short-Term Bond Fund ......................     21,701,145        9,476,082
   High Yield Fund** .........................

    *Amounts relate to period from May 1, 1996 (Commencement of Operations)
     through December 31, 1996.
   **Amounts relate to period from September 11, 1996 (Commencement of Operations) through December 31, 1996.

   At December 31, 1996, the following funds had capital loss carryforwards:
       FUND                                       AMOUNT          EXPIRATION
       ----                                       ------          ----------
   Global Bond Fund .......................      $155,568            2003
                                                  515,089            2002
   U.S. Government Securities Fund ........       737,344            2004
                                                  291,541            2002
   Short-Term Bond Fund ...................       290,415            2004
                                                  134,110            2002

3A.MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- During the year ended December 31, 1996, the Funds incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or trustees of the Trust. Loomis Sayles' general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the year ended December 31, 1996 provided for fees as set forth below:

                                FEES EARNED
                                DURING THE
                                YEAR ENDED
                               DECEMBER 31,
      FUND                        1996(a)          ANNUAL PERCENTAGE RATE
      ----                     ------------        ----------------------
   Growth Fund ...............   $  318,602      0.75% of the Fund's average
                                                   daily net assets
   Core Value Fund ...........      297,001      0.75% of the Fund's average
                                                   daily net assets
   Small Cap Value Fund ......    1,125,160      1.00% of the Fund's average
                                                   daily net assets
   International Equity Fund .      848,205      1.00% of the Fund's average
                                                   daily net assets
   Worldwide Fund(b) .........       23,335      0.75% of the Fund's average
                                                   daily net assets
   Bond Fund .................    2,205,461      0.60% of the Fund's average
                                                   daily net assets
   Global Bond Fund ..........      119,648      0.75% of the Fund's average
                                                   daily net assets
   U.S. Government Securities                    0.60% of the Fund's average
     Fund ......................    130,189        daily net assets
   Municipal Bond Fund .......       48,518      0.60% of the Fund's average
                                                   daily net assets
   Short-Term Bond Fund ......      100,693      0.50% of the Fund's average
                                                   daily net assets
   High Yield Fund (c)........        2,544      0.60% of the Fund's average
                                                   daily net assets

   (a) Prior to voluntary expense limitations.
   (b) Amounts relate to period from May 1, 1996 (Commencement of Operations) through December 31, 1996.
   (c) Amounts relate to period from September 11, 1996 (Commencement of Operations) through December 31, 1996.

B. Loomis Sayles voluntarily agreed, through December 31, 1996, to reduce its advisory fees and/or bear other Fund expenses, to the extent necessary to limit Fund total operating expenses to 1.00% of average annual net assets for the Worldwide, Bond, Municipal Bond, U.S. Government Securities and Short-Term Bond Funds, to 0.75% of average annual net assets of the High Yield Fund and to 1.50% of average annual net assets for each other Fund. Under these arrangements, Loomis Sayles waived management fees of $194,161 for the year ended December 31, 1996 and bore expenses and fees, other than the compensation of trustees described in Note 3.D, totalling $163,986.

C. Effective January 1, 1997, the management fees that are payable to Loomis Sayles became as follows:

      FUND                                 ANNUAL PERCENTAGE RATE
      ----                                 ----------------------
   Growth Fund ....................0.50% of the Fund's average daily net assets
   Core Value Fund ................0.50% of the Fund's average daily net assets
   Small Cap Value Fund ...........0.75% of the Fund's average daily net assets
   International Equity Fund ......0.75% of the Fund's average daily net assets
   Worldwide Fund .................0.75% of the Fund's average daily net assets
   Bond Fund ......................0.60% of the Fund's average daily net assets
   Global Bond Fund ...............0.60% of the Fund's average daily net assets
   U.S. Government Securities
     Fund .........................0.40% of the Fund's average daily net assets
   Municipal Bond Fund ............0.40% of the Fund's average daily net assets
   Short-Term Bond Fund ...........0.25% of the Fund's average daily net assets
   High Yield Fund ................0.60% of the Fund's average daily net assets

   Effective January 1, 1997, Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Institutional Class shares of each Fund to the following percentage rate of the Fund's average daily net assets:

      FUND                                               ANNUAL PERCENTAGE RATE
      ----                                               ----------------------
   Growth Fund ........................................            0.85%
   Core Value Fund ....................................            0.85%
   Small Cap Value Fund ...............................            1.00%
   International Equity Fund ..........................            1.00%
   Worldwide Fund .....................................            1.00%
   Bond Fund ..........................................            0.75%
   Global Bond Fund ...................................            0.90%
   U.S. Government Securities Fund ....................            0.60%
   Municipal Bond Fund ................................            0.60%
   Short-Term Bond Fund ...............................            0.50%
   High Yield Fund ....................................            0.75%

   Loomis Sayles also voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Retail Class shares of each Fund to the following percentage rate of the Fund's average daily net assets:

      FUND                                               ANNUAL PERCENTAGE RATE
      ----                                               ----------------------
   Growth Fund ........................................            1.10%
   Core Value Fund ....................................            1.10%
   Small Cap Value Fund ...............................            1.25%
   International Equity Fund ..........................            1.25%
   Worldwide Fund .....................................            1.25%
   Bond Fund ..........................................            1.00%
   Global Bond Fund ...................................            1.15%
   Short-Term Bond Fund ...............................            0.75%
   High Yield Fund ....................................            1.00%

   Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

D. OTHER EXPENSES -- New England Funds, L.P. (a subsidiary of New England Investment Companies) performs certain administrative, accounting and other services for the Trust. The expenses of those services, which are paid by the Trust, include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing, financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and reports and questionnaires for SEC compliance. For the year ended December 31, 1996 these expenses amounted to $96,009 for the eleven Loomis Sayles Funds presented herein and are shown separately in the financial statements as Accounting and Administrative fees.

E. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, The New England or their affiliates. Each other trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund, per year plus travel expenses for each meeting attended.

F. SHAREHOLDERS -- At December 31, 1996, Loomis Sayles held 13,307 shares of beneficial interest in the Municipal Bond Fund and 50,964 shares of beneficial interest in the High Yield Fund. In addition, Loomis Sayles Funded Pension Plan and the Loomis Sayles & Company, Employees Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                                     PROFIT
                                                      PENSION        SHARING
                                                       PLAN           PLAN
                                                     --------       --------
       Growth Fund .............................     360,846        833,020
       Core Value Fund .........................     427,846        530,259
       Small Cap Value Fund ....................     170,582        848,497
       International Equity Fund ...............     606,235        408,586
       Worldwide Fund ..........................     411,059         72,825
       Bond Fund ...............................     462,618        974,034
       Global Bond Fund ........................     600,448        199,704
       U.S. Government Securities Fund .........     506,930        175,954
       Short-Term Bond Fund ....................      36,519        137,016

4. CREDIT RISK -- The Bond Fund may invest up to 35%, the Global Bond and Short-Term Bond Funds each may invest up to 20%, and the High Yield Fund will normally invest at least 65% of its assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. FOREIGN SECURITIES -- Each Fund (except the Municipal Bond and U.S. Government Securities Funds) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risks of appropriation. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. EVENTS SUBSEQUENT TO BALANCE SHEET DATE -- On January 2, 1997, six additional series of the Trust commenced investment operations. These funds include:
   Loomis Sayles Mid-Cap Growth Fund, Loomis Sayles Mid-Cap Value Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Strategic Value Fund, Loomis Sayles Intermediate Maturity Bond Fund, and Loomis Sayles Investment Grade Bond Fund.

   On January 2, each series of the Trust, except for U.S. Government Securities Fund and Municipal Bond Fund, commenced the offering of Retail Class shares. Shares of each Fund existing before that date were redesignated as "Institutional Class" shares. Except for purchases by certain categories of investors (as set forth in the relevant prospectus), the purchase of Institutional Class shares, which are not subject to any distribution fees, requires a minimum investment of $1 million. Except for purchases by certain categories of investors (as set forth in the relevant prospectus), the purchase of Retail Class shares, which are subject to distribution fees at the annual rate of 0.25% of average net assets pursuant to a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, requires a minimum investment of $250,000. Shares of each Class represent an equal pro rata interest in the assets of the relevant fund, and, generally, have identical voting, dividend, liquidation and other rights.

   Investment income, realized and unrealized gains and losses, and fund level expenses will be allocated on a pro rata basis to each Class, based on relative net assets. Retail Class shares will pay a monthly 12b-1 distribution fee at an annual rate of 0.25% of the Fund's average net assets attributable to Retail Class shares. Institutional Class shares pay no distribution fees.

                        REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

    TO THE SHAREHOLDERS AND TRUSTEES OF THE LOOMIS SAYLES FUNDS:

     We have audited the accompanying statements of assets and liabilities of the Loomis Sayles Funds (consisting of the Loomis Sayles Growth Fund, Core Value Fund (formerly the Growth and Income Fund), Small Cap Value Fund (formerly the Small Cap Fund), International Equity Fund, Worldwide Fund, Bond Fund, Global Bond Fund, U.S. Government Securities Fund, Municipal Bond Fund, Short-Term Bond Fund, and High Yield Fund) (collectively, the "Funds"), including the schedules of portfolio investments, as of December 31, 1996 and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Loomis Sayles Funds as of December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 21, 1997

   ----------------------------------------------------------------------------

   BOARD OF TRUSTEES

   EARL W. FOELL
   DANIEL J. FUSS
   RICHARD S. HOLWAY
   TERRY R. LAUTENBACH
   MICHAEL T. MURRAY

   OFFICERS

   PRESIDENT
   DANIEL J. FUSS

   EXECUTIVE VICE PRESIDENT               TREASURER
   ROBERT J. BLANDING                     MARK W. HOLLAND

   VICE PRESIDENTS                        ASSISTANT TREASURERS
   JEROME A. CASTELLINI                   LOUIS T. BALLERENE
   MARY C. CHAMPAGNE                      PETER H. DUFFY
   E. JOHN DEBEER                         NICHOLAS H. PALMERINO
   PAUL H. DREXLER
   WILLIAM H. EIGEN, JR.                  SECRETARY
   CHRISTOPER R. ELY                      SHEILA M. BARRY
   QUENTIN P. FAULKNER
   PHILIP C. FINE                         ASSISTANT SECRETARIES
   MARTHA F. HODGMAN                      MEGAN W. CHAMBERS
   JOHN HYLL                              LAURIE M. GALLAGHER
   JEFFREY L. MEADE
   KENT P. NEWMARK
   SCOTT A. PAPE
   JEFFREY C. PETHERICK
   PHILIP J. SCHETTEWI
   DAVID L. SMITH
   JEFFREY W. WARDLOW
   GREGG D. WATKINS
   ANTHONY J. WILKINS
   JOHN F. YEAGER III

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111


TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102


SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1 Post Office Square
Boston, Massachusetts 02109




For information about:
  o Establishing an account
  o Account procedures and status
  o Exchanges
  o Shareholder services

CALL 800-626-9390


For all other information about the Funds:

CALL 800-633-3330


     This report has been prepared for the shareholders of the Funds and is not authorized for distribuion to prospective investors in the Fund unless it is accompanied or preceded by an effective prospectus.